Exhibit 99.2

Lincoln Statistical Report

First Quarter

2005

Lincoln Financial Group

This document is dated May 10, 2005. It may not be accurate after such date and LNC does not undertake to update or keep it accurate after such date.

Explanatory Note

This amendment is being filed solely to correctly present Mean Invested Assets and the Ratio of Adjusted Net Investment Income over Mean Invested Assets for the quarter ended March 31, 2005 on page 35 in our statistical supplement for the quarter ended March 31, 2005. Except for this page, no other information in the statistical supplement for the quarter ended March 31, 2005 has been updated or amended.

Lincoln Financial Group

Statistical Report

First Quarter

2005

Table of Contents

Notes

Financial Highlights	1 - 5

Eleven-Year Summary	6
Quarterly Summary	7

Reconciliation of Business Segments to Consolidated Income Statement	8 - 9
Statement of Consolidated Income	10 - 11
Reconciliation of Business Segments to Consolidated Balance Sheets	12 - 13
Five-Year Comparative Balance Sheet	14
Quarterly Balance Sheet	15

Lincoln Retirement
Income Statement & Operational Data	16 - 17
Account Value Roll Forward	18 - 19

Life Insurance
Income Statement	20 - 21
Operational Data	22
Account Value Roll Forward	23 - 24

Investment Management
Income Statement	25 - 26
Assets Under Management Roll Forward	27 - 28

Lincoln UK
Income Statement	29 - 30
Operational Data	31

Other Operations	32

Consolidated
Domestic Retail Deposits / Account Balances	33
Total Domestic Net Flows	33
Assets Managed	34
Investment Data	35
Common Stock / Debt Information	36

3/31/2005	ii

NOTES

Definitions and Presentation

“Income from Operations,” “Operating Revenue,” and “Return on Capital” are non-GAAP financial measures and do not replace GAAP net income (loss) and revenues. Detailed reconciliations of these non-GAAP financial measures to the most directly comparable GAAP financial measure is included in this statistical supplement.

•	We exclude the after-tax effects of the following items from GAAP net income to arrive at income from operations:

•	Realized gains and losses on investments and derivatives,

•	Restructuring charges,

•	Gains and losses related to reinsurance embedded derivatives/trading account assets,

•	The cumulative effect of accounting changes,

•	Reserve changes on business sold through reinsurance net of related deferred gain amortization,

•	Gains and losses on the sale of subsidiaries and blocks of business,

•	Loss on early retirement of debt, including subordinated debt

•	Operating revenue represents revenue excluding the following, as applicable:

•	Realized gains or losses on investments and derivatives,

•	Gains and losses related to reinsurance embedded derivatives/trading account assets,

•	Gains and losses on the sale of subsidiaries and blocks of business,

•	Deferred gain amortization related to reserve changes on business sold through reinsurance,

•	Return on capital measures the effectiveness of LNC’s use of its total capital, which includes equity (excluding accumulated other comprehensive income), debt and junior subordinated debentures issued to affiliated trusts. Return on capital is calculated by dividing income from operations (after adding back interest expense) by average capital. The difference between return on capital and return on shareholders’ equity represents the effect of leveraging on LNC’s consolidated results.

Income from operations, operating revenue, and return on capital are internal measures used by LNC in the management of its operations. Management believes that these performance measures explain the results of operations of LNC’s ongoing operations in a manner that allows for a better understanding of the underlying trends in LNC’s current business because the excluded items are either unpredictable and/or not related to decisions regarding the underlying businesses.

•	Certain operating and statistical measures are included in this report to provide supplemental data regarding the performance of LNC’s current business. These measures include deposits, sales, net flows, first year premium, inforce, spread, and assets under management.

•	On September 24, 2004, LNC completed the sale of its London-based international investment unit to its management. Certain metrics pages (2, 27A, 28A, 33A, 34A) have been presented excluding the investment assets managed by the London-based international investment unit to provide more consistent comparisons between periods.

•	Certain reclassifications have been made to the prior periods presented to conform to the March 31, 2005 presentation.

Accounting Changes

•	Effective January 1, 2004 LNC Implemented the Statement of Position 03-1, “Accounting and reporting by Insurance Enterprises for certain nontraditional long-duration contracts and for Separate Accounts (“the SOP”). Among other things, the SOP establishes standards for computing reserves for products with guaranteed benefits such as GMDB and for certain riders for Universal Life contracts. The effects of implementing the SOP, including any related effects on DAC from changes in estimated gross profits resulting from implementing the provisions of the SOP were recorded as a cumulative effect adjustment. The first quarter of 2004 resulted in a cumulative effect adjustment of $24.5 million ($21.8 million in Lincoln Retirement and $2.7 million in Life Insurance segments).

•	Effective January 1, 2003, LNC adopted the fair value recognition method of accounting for its stock option incentive plans under Statement of Financial Accounting Standards (“FAS”) No. 123, “Account for Stock-based Compensation” (“FAS 123”). LNC adopted the retroactive restatement method under FAS No. 148, “Accounting for Stock-based Compensation - Transition and Disclosure.” As a result, LNC restated 2000, 2001, and 2002 to reflect stock-based compensation cost under the fair value method in FAS 123 for all employee awards granted, modified or settled in fiscal years beginning after December 31, 1994. Years prior to 2000 presented in this statistical report have not been restated.

3/31/2005	PAGE 1

Financial Highlights

Unaudited [Millions of Dollars, except Common Share Data]

	For the Quarter Ended March 31
	2005 Amount	2004 Amount	Change	% Change
Net Income	$178.9	$130.5	$48.5	37.2%
Less:
Realized gains (losses) on investments	(6.0)	(7.9)	1.9
Gains (losses) on derivatives	1.4	(2.5)	3.8
Net gain (loss) on reinsurance derivative/trading account securities	2.8	(2.7)	5.6
Reserve development/ amortization of related deferred gain	0.2	0.2
Gain on sale of subsidiaries/ businesses	9.3		9.3
Restructuring charges	(1.3)	(7.5)	6.2
Cumulative effect of accounting change		(24.5)	24.5

Income from Operations	$172.5	$175.3	$(2.8)	(1.6)%

Income from Operations - By Segment
Lincoln Retirement	$98.6	$102.2	$(3.6)	(3.5)%
Life Insurance	67.7	74.8	(7.0)	(9.4)%
Investment Management	7.4	12.5	(5.1)	(40.8)%
Lincoln UK	10.0	6.2	3.8	61.3%
Corporate & Other	(11.3)	(20.3)	9.1

Total	$172.5	$175.3	$(2.8)	(1.6)%

Earnings per share (diluted)
Net Income	$1.01	$0.72	$0.29	40.3%
Less:
Realized gains (losses) on investments	$(0.04)	$(0.04)
Gains (losses) on derivatives	$0.01	$(0.01)	$0.02
Net gain (loss) on reinsurance derivative/trading account securities	$0.02	$(0.02)	$0.04
Reserve development/ amortization of related deferred gain
Gain on sale of subsidiaries/ businesses	$0.05		$0.05
Restructuring charges	$(0.01)	$(0.04)	$0.03
Cumulative effect of accounting change		$(0.14)	$0.14

Income from Operations	$0.98	$0.97	$0.01	1.0%

Revenue	$1,313.2	$1,259.0	$54.2	4.3%
Less:
Realized gains (losses) on investments	(8.7)	(12.0)	3.3
Gains (losses) on derivatives	1.5	(3.8)	5.3
Gain (loss) on reinsurance derivative/trading account securities	4.4	(4.2)	8.6
Amortization of deferred gain-reserve development	0.3	0.3
Gain on sale of subsidiaries/ businesses	14.2		14.2

Operating Revenue	$1,301.5	$1,278.8	$22.7	1.8%

Operating Revenue- By Segment
Lincoln Retirement	$538.5	$528.0	$10.5	2.0%
Life Insurance	484.2	483.4	0.8	0.2%
Investment Management	130.4	135.2	(4.8)	(3.6)%
Lincoln UK	74.6	76.1	(1.5)	(2.0)%
Corporate & Other	73.8	56.1	17.7	31.6%

Total	$1,301.5	$1,278.8	$22.7	1.8%

This is a dated document. It may not be accurate after such date and LNC does not undertake to update or keep it accurate after such date.

3/31/2005	PAGE 2

Financial Highlights

Unaudited [Billions of Dollars]

	For the Quarter Ended March 31
	2005 Amount	2004 Amount	Change	% Change
Operational Data by Segment
Lincoln Retirement
Gross Deposits	$2.639	$2.223	$0.415	18.7%
Net Flows	0.776	0.712	0.064	9.0%
Account Values (Gross)	65.048	58.900	6.148	10.4%
Account Values (Net of Reinsurance)	62.757	56.549	6.208	11.0%

Life Insurance Segment
First Year Premium- Retail (in millions)	$179.344	$195.566	$(16.222)	(8.3)%
First Year Premium- COLI (in millions)	24.804	14.226	10.578	74.4%
First Year Premium- Total (in millions)	204.148	209.792	(5.644)	(2.7)%
In-force	308.976	287.007	21.970	7.7%
Account Values	14.466	13.606	0.860	6.3%

Investment Management Segment
Retail Deposits	$3.381	$2.451	$0.930	38.0%
Retail Net Flows	1.579	0.969	0.610	63.0%
Institutional In-flows	1.787	2.623	(0.836)	(31.9)%
Institutional Net Flows	1.217	1.661	(0.444)	(26.7)%
Total Net Flows	2.796	2.629	0.167	6.4%
Assets Under Management- Retail and Inst’l	58.022	67.075	(9.053)	(13.5)%
Assets Under Management - Insurance-related Assets	44.210	44.006	0.204	0.5%
Assets Under Management - Total Segment	102.231	111.081	(8.849)	(8.0)%

Consolidated
Domestic Retail Deposits	$6.249	$4.905	$1.344	27.4%
Domestic Retail Account Balances	104.936	94.133	10.803	11.5%
Domestic Retail Net Flows	2.593	1.832	0.761	41.5%
Domestic Deposits	8.021	7.509	0.512	6.8%
Domestic Net Flows	3.851	3.530	0.320	9.1%
Assets Under Management	145.487	149.292	(3.805)	(2.5)%

Operational Data (excluding Assets Managed by Delaware’s London-based International Investment Unit)

Investment Management Segment
Retail Deposits	$3.381	$2.449	$0.932	38.1%
Retail Net Flows	1.579	0.980	0.599	61.1%
Institutional In-flows	1.787	1.206	0.580	48.1%
Institutional Net Flows	1.217	0.560	0.657	117.4%
Total Net Flows	2.796	1.540	1.256	81.6%
Assets Under Management- Retail and Inst’l	58.022	47.753	10.269	21.5%
Assets Under Management - Insurance-related Assets	44.210	44.006	0.204	0.5%
Assets Under Management - Total Segment	102.231	91.759	10.473	11.4%

Consolidated
Domestic Retail Deposits	$6.249	$4.903	$1.346	27.5%
Domestic Retail Account Balances	104.936	93.812	11.124	11.9%
Domestic Retail Net Flows	2.593	1.843	0.750	40.7%
Domestic Deposits	8.021	6.090	1.930	31.7%
Domestic Net Flows	3.851	2.441	1.410	57.8%
Assets Under Management	145.487	129.970	15.517	11.9%

This is a dated document. It may not be accurate after such date and LNC does not undertake to update or keep it accurate after such date.

3/31/2005	PAGE 3

Financial Highlights

Unaudited [Millions of Dollars, except Common Share Data]

	For the Quarter Ended March 31
	2005 Amount	2004 Amount	Change	% Change
Balance Sheet Assets - End of Period	$116,352.2	$109,869.9	$6,482.3	5.9%

Shareholders’ Equity
Beg of Period (including AOCI)	$6,175.6	$5,811.6	$364.0
End of Period (including AOCI)	6,042.9	6,143.5	(100.6)
End of Period (excluding AOCI)	5,365.8	5,004.2	361.6
Average Equity (excluding AOCI)	5,338.8	5,016.8	322.1

Return on Equity
Net Income/Average Equity (excluding AOCI)	13.4%	10.4%	3.0%
Inc from Operations/Average Equity (excluding AOCI)	12.9%	14.0%	(1.1)%

Return on Capital
Inc from Operations/Average Capital	10.8%	11.5%	(0.7)%

Common Stock Outstanding
Average for the Period - Diluted	176.6	181.2	(4.6)	(2.5)%
End of Period - Assuming Conv of Pref.	173.9	178.8	(4.8)	(2.7)%
End of Period - Diluted	176.5	181.4	(4.9)	(2.7)%

Book Value (including AOCI)	$34.74	$34.36	$0.38	1.1%
Book Value (excluding AOCI)	$30.85	$27.99	$2.86	10.2%

Cash Returned to Shareholders
Share Repurchase - dollar amount	$34.6	64.8	$(30.1)
Dividends Declared to Shareholders	63.7	62.5	1.3

Total Cash Returned to Shareholders	$98.4	$127.2	$(28.8)

Share Repurchase - number of shares	0.755	1.369	(0.614)
Dividend Declared on Common Stock - per share	$0.365	$0.350	$0.015	4.3%

	For the Quarter Ended March 31
	2005 Amount	2004 Amount
Comprehensive Income
Net Income	$178.9	$130.5
Foreign Currency Translation	(7.8)	19.9
Net Unrealized Gains (Losses) on Securities	582.9	1,038.0
Gains (Losses) on Derivatives	7.7	29.0
Minimum Pension Liability Adjustment	(60.0)	(56.6)

Comprehensive Income	$701.7	$1,160.8

This is a dated document. It may not be accurate after such date and LNC does not undertake to update or keep it accurate after such date.

3/31/2005	PAGE 4

Financial Highlights

Unaudited [Millions of Dollars]

	For the Quarter Ended March 31
	2005 Amount	2004 Amount	Change	% Change
Consolidated Condensed Statements of Income
Revenue:
Insurance Premiums and Fees	$489.4	$459.2	$30.2	6.6%
Investment Advisory Fees	59.4	62.7	(3.3)	(5.3)%
Net Investment Income	659.8	677.5	(17.7)	(2.6)%
Realized Gains (Losses) on Investments	(8.7)	(12.0)	3.3
Gains (Losses) on Derivatives	1.5	(3.8)	5.3
Gain on Reinsurance Derivative/Trading Account Securities	4.4	(4.2)	8.6
Amortization of Deferred Gain on Indemnity Reinsurance	18.9	17.9	1.1	5.9%
Gain on Sale of Subsidiaries/ Businesses	14.2		14.2
Mark-to-Market Adjustment on Reclassification from AFS to Trading Account Securities
Other	74.3	61.8	12.6	20.4%

Total Revenue	1,313.2	1,259.0	54.2	4.3%

Benefits and Expenses:
Benefits	572.6	583.3	(10.7)	(1.8)%
Underwriting, Acquisition, Insurance and Other Expenses	502.8	467.1	35.7	7.6%

Total Benefits and Expenses	1,075.4	1,050.4	25.0	2.4%

Income before Federal Taxes	237.8	208.6	29.2
Federal Income Taxes	58.9	53.7	5.2

Income Before Cumulative Effect of Accounting Change	178.9	155.0	24.0
Cumulative Effect of Accounting Changes		(24.5)	24.5

Net Income	$178.9	$130.5	$48.5	37.2%

Income before Tax and Cumulative Effect of Accounting Changes By Segment
Lincoln Retirement	$127.0	$120.3	$6.7
Life Insurance	94.9	103.4	(8.4)
Investment Management	10.4	14.4	(4.0)
Lincoln UK	29.7	9.2	20.5
Corporate and Other	(24.2)	(38.6)	14.4

Income before Tax and Cumulative Effect of Accounting Changes	$237.8	$208.6	$29.2

Pre-Tax Realized Gains (Losses) by Segment*
Lincoln Retirement	$(2.3)	$(9.4)	$7.0
Life Insurance	(4.5)	(3.9)	(0.5)
Investment Management	(0.3)	(2.3)	2.0
Lincoln UK		(0.4)	0.4
Corporate and Other	(0.1)	0.1	(0.3)

Pre-Tax Realized Gains (Losses) on Investments and Derivatives	$(7.2)	$(15.9)	$8.6

After-Tax Realized Gains (Losses) by Segment*
Lincoln Retirement	$(1.5)	$(6.1)	$4.6
Life Insurance	(2.9)	(2.6)	(0.3)
Investment Management	(0.2)	(1.5)	1.3
Lincoln UK		(0.3)	0.3
Corporate and Other		0.1	(0.1)

After-Tax Realized Gains (Losses) on Investments and Derivatives	$(4.6)	$(10.3)	$5.7

*	Includes both realized gains (losses) on investments and gains (losses) on derivatives.

This is a dated document. It may not be accurate after such date and LNC does not undertake to update or keep it accurate after such date.

3/31/2005	PAGE 5

Financial Highlights

Unaudited [Millions of Dollars]

	As of
	March 2005 Amount	December 2004 Amount	Change	% Change
Consolidated Condensed Balance Sheets
Assets:
Investments:
Available for Sale Securities:
Fixed Maturities	$34,224.9	$34,700.6	$(475.7)	(1.4)%
Equities	154.8	161.1	(6.3)	(3.9)%
Trading Securities	3,206.5	3,237.4	(30.9)	(1.0)%
Mortgage Loans on Real Estate	3,805.7	3,856.9	(51.2)	(1.3)%
Real Estate	213.4	191.4	22.0	11.5%
Policy Loans	1,860.5	1,870.6	(10.1)	(0.5)%
Other Long-Term Investments	516.5	489.3	27.2	5.6%

Total Investments	43,982.2	44,507.3	(525.1)	(1.2)%
Assets Held in Separate Accounts	55,387.2	55,204.6	182.6	0.3%
Other Assets	16,982.8	16,507.4	475.4	2.9%

Total Assets	$116,352.2	$116,219.3	$132.9	0.1%

Liabilities and Shareholders’ Equity
Liabilities:
Insurance and Investment Contract Liabilities	$47,536.4	$47,402.5	$133.9	0.3%
Liabilities Related to Separate Accounts	55,387.2	55,204.6	182.6	0.3%
Other Liabilities	7,385.6	7,436.6	(50.9)	(0.7)%

Total Liabilities	110,309.3	110,043.7	265.6	0.2%
Shareholders’ Equity:
Net Unrealized Gains on Securities and Derivatives	590.6	836.9	(246.3)	(29.4)%
Minimum Pension Liability Adjustment	(60.0)	(60.5)	0.6	1.0%
Foreign Currency Translation Adjustment	146.5	154.3	(7.8)	(5.1)%
Other Shareholders’ Equity	5,365.8	5,244.9	120.9	2.3%

Total Shareholders’ Equity	6,042.9	6,175.6	(132.7)	(2.1)%

Total Liabilities and Shareholders’ Equity	$116,352.2	$116,219.3	$132.9	0.1%

	As of
	March 2005 Amount	December 2004 Amount	Change	% Change
Roll Forward of Deferred Acquisition Costs
Balance at beginning-of-year	$3,445.0	$3,147.1	$297.8	9.5%
Deferral	203.5	198.7	4.7	2.4%
Amortization	(132.8)	155.3	(288.1)	(185.5)%

Included in Total Benefits and Expenses	70.7	354.1	(283.4)	(80.0)%
Adjustment related to realized (gains) losses on available-for-sale securities	(11.7)	(45.7)	34.0	74.4%
Adjustment related to unrealized (gains) losses on available-for-sale securities	215.7	(14.8)	230.5	1558.6%
Foreign currency translation adjustment	(7.0)	42.9	(49.9)	(116.2)%
Cumulative effect of accounting change		(38.7)	38.7

Balance at end-of-period	$3,712.7	$3,445.0	$267.8	7.8%

Roll Forward of Present Value of In-Force
Balance at beginning-of-year	$1,095.2	$1,196.5	$(101.3)	(8.5)%
Amortization	(18.9)	(120.3)	101.4	84.3%
Foreign currency translation adjustment	(3.3)	19.6	(22.9)	(116.6)%
Cumulative effect of accounting change		(0.6)	0.6

Balance at end-of-period	$1,073.1	$1,095.2	$(22.2)	(2.0)%

This is a dated document. It may not be accurate after such date and LNC does not undertake to update or keep it accurate after such date.

3/31/2005	PAGE 6

Eleven-Year Summary

Unaudited [Millions of Dollars, except Common Share Data]

For the Year Ended December 31	2004	2003	2002	2001	2000	1999	1998	1997	1996	1995	1994	Ten-year compound annual growth
Revenue
Lincoln Retirement	$2,085.1	$2,054.7	$1,787.7	$1,968.3	$2,133.7	$2,115.8	$2,068.1	$2,023.0	$1,805.0	$1,877.1	$1,506.2	3.3%
Life Insurance	1,936.9	1,905.5	1,785.0	1,840.6	1,819.0	1,760.4	1,378.5	544.8	549.2	514.9	466.2	15.3%
Investment Management	644.9	474.4	413.1	451.2	513.7	514.9	509.6	459.1	410.5	290.5	—
Lincoln UK	352.5	273.5	277.2	290.7	433.8	446.6	439.7	427.3	393.2	351.5	216.0	5.0%
Corporate & Other	351.9	575.8	372.4	1,827.3	1,946.9	1,966.0	1,691.1	1,444.3	1,575.6	1,552.5	1,744.1

Total Revenue	$5,371.3	$5,283.9	$4,635.5	$6,378.0	$6,847.1	$6,803.7	$6,087.1	$4,898.5	$4,733.6	$4,586.5	$3,932.5	3.2%

Net Income
Lincoln Retirement	$361.4	$300.5	$53.7	$265.1	$354.7	$291.5	$273.8	$263.3	$204.3	$248.8	$142.4	9.8%
Life Insurance	264.0	252.1	206.1	229.3	246.0	211.5	127.5	39.1	51.8	40.6	34.2	22.7%
Investment Management	88.4	30.2	(1.4)	(9.0)	17.9	51.6	44.4	25.1	25.0	27.4	—
Lincoln UK	50.1	42.9	37.7	66.8	(15.1)	(18.2)	71.7	(106.8)	66.0	45.7	18.5
Corporate & Other	(56.9)	(113.7)	(247.3)	(6.6)	(18.2)	(76.1)	(7.6)	(198.4)	9.3	(61.0)	(29.6)

Total Net Inc from Cont Oper	707.0	511.9	48.8	545.7	585.3	460.4	509.8	22.2	356.4	301.4	165.5	15.6%
Discontinued Operations	—	—	—	—	—	—	—	911.8	157.2	180.8	184.4

Total Net Income	$707.0	$511.9	$48.8	$545.7	$585.3	$460.4	$509.8	$934.0	$513.6	$482.2	$349.9	7.3%

Income from Operations
Lincoln Retirement	$414.6	$331.9	$183.4	$316.2	$358.1	$299.4	$262.4	$223.0	$174.6	$175.2	$142.4	11.3%
Life Insurance	280.3	264.5	269.0	275.3	256.7	212.0	149.2	39.9	41.2	35.4	34.2	23.4%
Investment Management	43.6	34.5	1.8	(6.1)	25.0	61.0	43.9	18.1	18.6	20.6	—
Lincoln UK	43.5	43.6	34.6	58.1	59.2	(13.9)	70.9	(108.3)	66.0	45.9	17.2	9.7%
Corporate & Other	(57.2)	(81.8)	(57.2)	1.0	(16.0)	(83.1)	4.0	(223.3)	(1.7)	(136.2)	24.8

Total Income from Cont Oper	724.8	592.8	431.6	644.4	683.0	475.5	530.4	(50.6)	298.8	140.8	218.6	12.7%
Discontinued Operations	—	—	—	—	—	—	—	110.1	135.3	165.6	171.1

Income from Operations	$724.8	$592.8	$431.6	$644.4	$683.0	$475.5	$530.4	$59.4	$434.1	$306.5	$389.7	6.4%

OTHER DATA

Assets	$116,219.3	$106,744.9	$93,184.6	$98,041.6	$99,870.6	$103,095.7	$93,836.3	$77,174.7	$71,713.4	$63,257.7	$48,864.8	9.1%
Shareholders’ Equity
Including AOCI	$6,175.6	$5,811.6	$5,347.5	$5,303.8	$4,980.6	$4,263.9	$5,387.9	$4,982.9	$4,470.0	$4,378.1	$3,042.1	7.3%
Excluding AOCI	$5,244.9	$4,942.6	$4,612.9	$5,130.6	$4,946.6	$4,699.5	$4,785.5	$4,500.7	$3,990.6	$3,669.2	$3,353.1	4.6%
Average Equity (excluding AOCI)	$5,075.5	$4,756.7	$4,983.3	$5,057.1	$4,831.4	$4,786.2	$4,636.3	$4,172.7	$3,851.7	$3,400.3	$3,288.6	4.4%

Common Shares Outstanding (millions)
End of Period - Diluted	176.1	180.7	178.5	189.3	193.2	197.0	203.4	204.7	209.5	210.3	208.3
Average for the Period - Diluted	179.0	179.4	184.6	191.5	193.0	200.4	203.3	208.0	208.0	210.7	208.7

Per Share Data (Diluted)
Net Income from Continuing Operations	$3.95	$2.85	$0.26	$2.85	$3.03	$2.30	$2.51	$0.11	$1.71	$1.43	$0.79	17.4%
Net Income	$3.95	$2.85	$0.26	$2.85	$3.03	$2.30	$2.51	$4.49	$2.47	$2.29	$1.68	8.9%
Income (Loss) from Continuing Operations	$4.05	$3.30	$2.34	$3.37	$3.54	$2.37	$2.61	$(0.24)	$1.44	$0.67	$1.05	14.5%
Income from Operations	$4.05	$3.30	$2.34	$3.37	$3.54	$2.37	$2.61	$0.29	$2.09	$1.45	$1.87	8.0%

Shareholders’ Equity Per Share
Shareholders’ Equity (Including AOCI)	$35.53	$32.56	$30.10	$28.32	$26.05	$21.76	$26.59	$24.63	$21.50	$20.95	$14.67	9.2%
Shareholders’ Equity (Excluding accum AOCI)	$30.17	$27.69	$25.97	$27.39	$25.88	$23.98	$23.62	$22.25	$19.19	$17.55	$16.17	6.4%
Dividends Declared (Common Stock)	$1.415	$1.36	$1.30	$1.24	$1.18	$1.12	$1.06	$1.00	$0.94	$0.88	$0.83	5.5%

Return on Equity
Net Income/Average Equity	13.9%	10.8%	1.0%	10.8%	12.1%	9.6%	11.0%	22.4%	13.3%	15.5%	10.6%
Inc from Operations/Average Equity	14.3%	12.5%	8.7%	12.7%	14.1%	9.9%	11.4%	1.4%	11.3%	9.8%	11.8%

Market Value of Common Stock
High for the Year	$50.38	$41.32	$53.65	$52.75	$56.38	$57.50	$49.44	$39.06	$28.50	$26.88	$22.19
Low for the Year	$40.06	$24.73	$25.15	$38.00	$22.63	$36.00	$33.50	$24.50	$20.38	$17.31	$17.31
Close for the Year	$46.68	$40.37	$31.58	$48.57	$47.31	$40.00	$40.91	$39.06	$26.25	$26.88	$17.50	10.3%

This is a dated document. It may not be accurate after such date and LNC does not undertake to update or keep it accurate after such date.

3/31/2005	PAGE 7

Quarterly Summary

Unaudited [Millions of Dollars, except Common Share Data]

For the Quarter Ended	Mar 2003	Jun 2003	Sep 2003	Dec 2003	Mar 2004	Jun 2004	Sep 2004	Dec 2004	Mar 2005
Revenue
Lincoln Retirement	$397.8	$486.4	$536.3	$634.2	$516.5	$524.5	$499.0	$545.1	$538.8
Life Insurance	457.5	474.0	468.9	505.0	479.2	478.9	476.8	502.0	480.4
Investment Management	102.1	116.4	121.7	134.3	132.9	140.8	242.9	128.3	130.0
Lincoln UK	68.9	60.2	67.3	77.1	75.8	91.0	95.7	90.0	88.9
Corporate & Other	73.0	76.1	74.8	351.9	54.7	123.6	91.6	82.0	75.2

Total Revenue	$1,099.3	$1,213.2	$1,268.8	$1,702.6	$1,259.0	$1,358.7	$1,406.1	$1,347.5	$1,313.2

Net Income(Loss)
Lincoln Retirement	$6.9	$81.7	$102.0	$109.9	$71.8	$94.2	$90.8	$104.6	$98.4
Life Insurance	48.5	65.6	55.8	82.2	67.5	72.0	52.0	72.4	64.6
Investment Management	1.0	4.6	6.3	18.2	10.0	14.5	58.1	5.8	7.1
Lincoln UK	6.8	12.4	11.5	12.2	5.9	17.2	9.9	17.1	19.3
Corporate & Other	(21.7)	(21.6)	(42.4)	(28.1)	(24.8)	(10.9)	(11.1)	(10.1)	(10.5)

Total Net Income (Loss)	$41.6	$142.7	$133.3	$194.3	$130.5	$187.0	$199.7	$189.9	$178.9

Income (Loss) from Operations
Lincoln Retirement	$57.4	$86.1	$94.3	$94.1	$102.2	$101.8	$110.2	$100.5	$98.6
Life Insurance	60.7	71.8	58.7	73.4	74.8	76.2	55.4	74.0	67.7
Investment Management	1.3	4.5	9.7	19.0	12.5	13.4	12.5	5.2	7.4
Lincoln UK	6.8	12.4	11.3	13.0	6.2	10.7	10.1	16.6	10.0
Corporate & Other	(21.5)	(21.5)	(18.0)	(20.8)	(20.3)	(20.7)	(9.9)	(6.3)	(11.3)

Income (Loss) from Operations	$104.8	$153.3	$156.0	$178.7	$175.3	$181.4	$178.2	$189.9	$172.5

OTHER DATA

Assets	$92,497.6	$99,532.8	$100,825.5	$106,744.9	$109,869.9	$109,317.9	$110,377.1	$116,219.3	$116,352.2

Shareholders’ Equity
Beg of Period (including AOCI)	$5,347.5	$5,450.0	$5,815.9	$5,586.4	$5,811.6	$6,143.5	$5,518.9	$5,970.8	$6,175.6
End of Period (including AOCI)	5,450.0	5,815.9	5,586.4	5,811.6	6,143.5	5,518.9	5,970.8	6,175.6	6,042.9
End of Period (excluding AOCI)	4,610.5	4,699.8	4,790.6	4,942.6	5,004.2	5,023.6	5,109.8	5,244.9	5,365.8
Average Equity (excluding AOCI)	4,682.0	4,672.0	4,784.5	4,888.2	5,016.8	5,024.6	5,075.7	5,185.0	5,338.8

Common Shares Outstanding
Average for the Period - Diluted	178.3	179.2	179.9	180.4	181.2	180.3	177.7	176.7	176.6
End of Period - Diluted	178.4	179.5	179.9	180.7	181.4	178.8	177.1	176.1	176.5

Per Share Data (Diluted)
Net Income	$0.23	$0.80	$0.74	$1.08	$0.72	$1.04	$1.12	$1.07	$1.01
Income from Operations	$0.59	$0.86	$0.87	$0.99	$0.97	$1.00	$1.00	$1.07	$0.98

Shareholders’ Equity Per Share
Shareholders’ Equity (including AOCI)	$30.66	$32.68	$31.34	$32.56	$34.36	$31.32	$34.15	$35.53	$34.74
Shareholders’ Equity (excluding AOCI)	$25.94	$26.41	$26.87	$27.69	$27.99	$28.51	$29.23	$30.17	$30.85
Dividends Declared (Common Stock)	$0.335	$0.335	$0.335	$0.350	$0.350	$0.350	$0.350	$0.365	$0.365

Return on Equity
Net Income/Average Equity	3.6%	12.2%	11.1%	15.9%	10.4%	14.9%	15.7%	14.6%	13.4%
Inc from Operations/Average Equity	8.9%	13.1%	13.0%	14.6%	14.0%	14.4%	14.0%	14.7%	12.9%

Market Value of Common Stock
Highest Price	$35.700	$37.500	$38.640	$41.320	$48.870	$50.380	$47.500	$48.700	$49.420
Lowest Price	$24.730	$27.870	$34.630	$35.410	$40.060	$43.260	$41.900	$40.790	$44.360
Closing Price	$28.000	$35.630	$35.380	$40.370	$47.320	$47.250	$47.000	$46.680	$45.140

This is a dated document. It may not be accurate after such date and LNC does not undertake to update or keep it accurate after such date.

3/31/2005	PAGE 8

Reconciliation of Business Segments to Consolidated Income Statement

Unaudited [Millions of Dollars]

For the Quarter Ended March 31	Lincoln Retirement		Life Insurance		Investment Management		Lincoln UK
	Mar 2005	Mar 2004	Mar 2005	Mar 2004	Mar 2005	Mar 2004	Mar 2005	Mar 2004
Revenue
Life and annuity premiums	$10.5	$6.5	$45.6	$47.8			$14.4	$17.6
Surrender charges	7.4	5.9	12.0	13.8	0.7	0.5
Mortality assessments			133.3	128.5			9.0	9.6
Expense assessments	164.6	137.3	48.8	49.8	16.6	14.1	26.6	24.2
Health premiums							0.2	0.5
Investment advisory fees					84.2	89.3
Other revenue and fees	(1.4)	(0.8)	8.2	7.8	16.0	19.1	4.1	5.8
Net investment income	357.4	379.0	236.3	235.7	12.9	12.2	20.3	18.5
Realized gains (losses) on investments	(3.2)	(5.7)	(5.0)	(3.9)	(0.4)	(2.3)		(0.4)
Gains (losses) on derivatives	0.9	(3.7)	0.6
Gain (loss) on reins. derivative/trading account securities	2.6	(2.1)	0.7	(0.3)
Gain on sale of subsidiaries/ businesses							14.2

Total Revenue	538.8	516.5	480.4	479.2	130.0	132.9	88.9	75.8

Benefits and Expenses
Ins. benefits paid or provided:
Life and annuity policy benefits	52.4	54.1	97.4	97.4			21.7	25.8
Div accum & div to policyholders			18.4	18.5
Interest credited to policy bal.	204.7	207.8	145.8	144.8	6.8	6.6
Health policy benefits							3.4	3.2
Def. sales inducements net of amortization	(9.4)	(9.0)

Total insurance benefits	247.8	252.8	261.6	260.7	6.8	6.6	25.1	29.0

Underwriting, acquisition, insurance and other expenses:
Commissions and other volume related expenses	149.7	141.8	77.2	78.0	13.3	14.0	0.6	0.6
Operating and administrative expenses	56.8	51.7	40.7	38.5	96.4	96.1	25.4	23.0
Restructuring charges	0.6	1.8	0.9	2.7		1.5
Taxes, licenses and fees	3.9	5.2	14.7	12.4	4.4	3.9

Subtotal	211.0	200.5	133.5	131.6	114.2	115.6	25.9	23.5
Deferral of acquisition costs	(107.0)	(101.9)	(85.0)	(83.7)	(12.2)	(11.7)	0.7	(1.5)
DAC amortization	57.6	41.5	59.8	48.7	8.9	6.1	6.4	12.5

Net DAC (deferral) amortization	(49.4)	(60.4)	(25.2)	(35.0)	(3.3)	(5.6)	7.1	11.0
PVIF amortization	2.4	3.3	15.5	18.5			1.0	3.0
Other intangibles amortization					1.9	2.0

Total underwriting, acquisition, insurance and other expenses	164.0	143.4	123.9	115.1	112.8	111.9	34.0	37.6

Total Benefits and Expenses	411.8	396.2	385.4	375.8	119.6	118.5	59.2	66.6

Income Before Federal Income Tax and Cumulative Effect of Accounting Change	127.0	120.3	94.9	103.4	10.4	14.4	29.7	9.2

Federal income taxes	28.6	26.7	30.3	33.1	3.2	4.3	10.4	3.2

Income Before Cumulative Effect of Accounting Change	98.4	93.6	64.6	70.3	7.1	10.0	19.3	5.9

Cumulative effect of accounting change		(21.8)		(2.7)

Net Income	$98.4	$71.8	$64.6	$67.5	$7.1	$10.0	$19.3	$5.9

Less:
Restructuring charges	(0.4)	(1.2)	(0.6)	(1.8)		(1.0)
Realized gains (losses) on investments	(2.2)	(3.7)	(3.5)	(2.6)	(0.3)	(1.5)		(0.3)
Gains (losses) on derivatives	0.7	(2.4)	0.6
Net gain (loss) on reinsurance derivative/trading account securities	1.7	(1.4)	0.4	(0.2)
Reserve development on business sold through reinsurance/ amortization of deferred gain
Gain on sale of subsidiaries/ businesses							9.3
Cumulative effect of accounting change		(21.8)		(2.7)

Income from Operations	$98.6	$102.2	$67.7	$74.8	$7.4	$12.5	$10.0	$6.2

This is a dated document. It may not be accurate after such date and LNC does not undertake to update or keep it accurate after such date.

3/31/2005	PAGE 9

Reconciliation of Business Segments to Consolidated Income Statement

Unaudited [Millions of Dollars]

For the Quarter Ended March 31	Corporate and Other Operations		Consolidating Adjustments		Consolidated
	Mar 2005	Mar 2004	Mar 2005	Mar 2004	Mar 2005	Mar 2004
Revenue
Life and annuity premiums	—	—			$70.5	$72.0
Surrender charges					20.1	20.2
Mortality assessments		(0.1)			142.3	137.9
Expense assessments		0.1			256.6	225.5
Health premiums	(0.3)	3.0			(0.1)	3.6
Investment advisory fees			(24.8)	(26.5)	59.4	62.7
Amortization of deferred gain	18.9	17.9			18.9	17.9
Amortization of deferred gain-reserve development	0.3	0.3			0.3	0.3
Other revenue and fees	191.3	150.1	(144.2)	(120.5)	74.0	61.4
Net investment income	34.0	32.6	(1.0)	(0.5)	659.8	677.5
Realized gains (losses) on investments	(0.1)	0.3			(8.7)	(12.0)
Gains (losses) on derivatives		(0.2)			1.5	(3.8)
Gain (loss) on reins. derivative/trading account securities	1.1	(1.9)			4.4	(4.2)
Gain on sale of subsidiaries/ businesses					14.2

Total Revenue	245.2	202.2	(170.0)	(147.5)	1,313.2	1,259.0

Benefits and Expenses
Ins. benefits paid or provided:
Life and annuity policy benefits	(0.4)	2.7			171.2	179.9
Div accum & div to policyholders					18.4	18.5
Interest credited to policy bal.	32.1	31.2			389.5	390.4
Health policy benefits	(0.4)	0.3			3.0	3.5
Reserve developments on Reins. business sold
Def. sales inducements net of amortization					(9.4)	(9.0)

Total insurance benefits	31.3	34.2			572.6	583.3
Underwriting, acquisition, insurance and other expenses:
Commissions and other volume related expenses	121.7	79.2	(78.9)	(34.5)	283.6	278.9
Operating and administrative expenses	83.8	90.6	(90.4)	(112.5)	212.6	187.4
Restructuring charges	0.3	5.5			1.9	11.5
Taxes, licenses and fees	9.3	8.0			32.3	29.5

Subtotal	215.1	183.3	(169.3)	(147.1)	530.5	507.4
Deferral of acquisition costs					(203.5)	(198.7)
DAC amortization	0.1	0.1			132.8	108.8

Net DAC (deferral) amortization	0.1	0.1			(70.7)	(89.9)
PVIF amortization					18.9	24.8
Other intangibles amortization					1.9	2.0

Total underwriting, acquisition, insurance and other expenses	215.2	183.4	(169.3)	(147.1)	480.6	444.3
Interest	22.9	23.3	(0.7)	(0.5)	22.2	22.8

Total Benefits and Expenses	269.4	240.8	(170.0)	(147.5)	1,075.4	1,050.4

Income Before Federal Income Tax and Cumulative Effect of Accounting Change	(24.2)	(38.6)			237.8	208.6
Federal income taxes	(13.7)	(13.7)			58.9	53.7

Income Before Cumulative Effect of Accounting Change	(10.5)	(24.8)			178.9	155.0

Cumulative effect of accounting change						(24.5)

Net Income	($10.5)	($24.8)			$178.9	$130.5

Less:
Restructuring charges	(0.2)	(3.6)			(1.3)	(7.5)
Realized gains (losses) on investments	(0.1)	0.2			(6.0)	(7.9)
Gains (losses) on derivatives	0.1	(0.1)			1.4	(2.5)
Net gain (loss) on reinsurance
derivative/trading account securities	0.7	(1.2)			2.8	(2.7)
Reserve development on business sold through
reinsurance/ amortization of related deferred gain	0.2	0.2			0.2	0.2
Gain on sale of subsidiaries/ businesses					9.3
Cumulative effect of accounting change						(24.5)

Income from Operations	($11.3)	($20.3)			$172.5	$175.3

This is a dated document. It may not be accurate after such date and LNC does not undertake to update or keep it accurate after such date.

3/31/2005	PAGE 10

Statement of Consolidated Income

Unaudited [Millions of Dollars]

For the Year Ended December 31	2000	2001	2002	2003	2004
Revenue
Life and annuity premiums	$1,403.3	$1,363.4	$295.6	$277.0	$295.4
Surrender charges	114.7	101.5	87.8	84.7	78.7
Mortality assessments	496.5	533.3	530.3	550.5	558.3
Expense assessments	1,013.1	880.1	792.7	782.3	949.3
Health premiums	409.8	340.6	20.3	4.0	3.5
Investment advisory fees	213.1	197.2	183.3	205.0	252.5
Amortization of deferred gain		20.4	75.2	72.3	87.0
Amortization of deferred gain-reserve development			(0.8)	3.6	1.3
Other revenue and fees	441.1	328.7	299.5	309.7	364.4
Net investment income	2,784.1	2,708.7	2,631.9	2,638.5	2,704.1
Earnings in unconsolidated affiliates	(0.4)	5.7	(0.6)
Realized gains (losses) on investments	(28.3)	(105.2)	(272.7)	(16.7)	(45.7)
Gains (losses) on derivatives		(9.3)	1.2	(2.5)	(11.6)
Gain (loss) on reinsurance derivative/trading account securities				4.1	(1.0)
Mark-to-market adjustment on reclassification from AFS to trading account securities				371.5
Gain on sale of subsidiaries/ businesses		12.8	(8.3)		135.0

Total Revenue	6,847.1	6,378.0	4,635.5	5,283.9	5,371.3

Benefits and Expenses
Ins. benefits paid or provided:
Life and annuity policy benefits	1,546.4	1,517.9	811.3	683.7	680.5
Div accum & div to policyholders	87.6	83.7	76.0	81.6	77.4
Interest credited to policy bal.	1,474.2	1,506.0	1,617.1	1,617.0	1,570.6
Health policy benefits	449.0	302.1	49.7	14.1	15.8
Reserve developments on reins. business sold			305.4	32.1
Def. sales inducements net of amortization		(12.1)	(12.6)	(14.1)	(40.6)

Total insurance benefits	3,557.2	3,397.7	2,846.9	2,414.4	2,303.7
Underwriting, acquisition, insurance and other expenses:
Commissions and other volume related expenses	1,172.9	1,045.2	836.1	904.6	1,133.1
Operating and administrative expenses	1,208.4	1,114.5	928.0	894.4	897.4
Restructuring charges	104.9	38.0	(2.2)	53.8	21.4
Taxes, licenses and fees	107.5	122.9	106.8	107.4	103.6
Par policyholder interests	1.1
Foreign exchange	(2.9)	(1.4)	0.3

Subtotal	2,592.0	2,319.1	1,869.0	1,960.2	2,155.5
Deferral of acquisition costs		(701.0)	(612.4)	(639.6)	(844.8)
DAC amortization		366.8	344.4	318.0	490.8

DAC deferral net of amortization	(427.5)	(334.2)	(268.0)	(321.6)	(354.1)
PVIF amortization	132.6	113.1	136.5	80.2	120.3
Other intangibles amortization	17.7	12.1	8.2	7.9	9.7

Total underwriting, acquisition, insurance and other expenses	2,314.9	2,110.1	1,745.8	1,726.8	1,931.5
Goodwill amortization	45.1	43.4
Interest	139.5	121.0	96.6	89.5	94.1
Loss on early retirement of debt				5.6	6.3

Total Benefits and Expenses	6,056.7	5,672.1	4,689.3	4,236.3	4,335.6

Income Before Federal Income Tax and Cumulative Effect of Accounting Change	790.5	705.9	(53.8)	1,047.6	1,035.7
Federal income taxes	205.2	144.7	(102.6)	280.4	304.1
Income Before Cumulative Effect of Accounting Change	585.3	561.2	48.8	767.2	731.5
Cumulative effect of accounting change		(15.6)		(255.2)	(24.5)

Net Income	$585.3	$545.7	$48.8	$511.9	$707.0

Less:
Restructuring charges	(80.2)	(24.7)	2.0	(35.0)	(13.9)
Realized gains (losses) on investments	(17.5)	(68.7)	(177.2)	(11.0)	(30.0)
Gains (losses) on derivatives		(4.9)	0.8	(1.6)	(7.4)
Net gain (loss) on reinsurance
derivative/trading account securities				2.7	(0.6)
Reserve development on business sold through
reinsurance/ amortization of deferred gain			(199.1)	(18.5)	0.9
Gain on sale of subsidiaries/ businesses		15.0	(9.4)		61.9
Loss on early retirement of subordinated debt				(3.7)	(4.1)
Mark-to-market adjustment on reclassification
from AFS to trading account securities				241.5
Cumulative effect of accounting change		(15.6)		(255.2)	(24.5)

Income from Operations	$683.0	$644.4	$431.6	$592.8	$724.8

Roll Forward of Deferred Acquisition Costs
Balance at beginning-of-year		$3,070.5	$2,866.8	$2,939.7	$3,147.1
Deferral		701.0	612.4	639.6	844.8
Amortization		(366.8)	(344.4)	(318.0)	(490.8)

Included in Total Benefits and Expenses		334.2	268.0	321.6	354.1
Adjustment related to realized (gains) losses on available-for-sale securities		112.9	115.0	(50.2)	(45.7)
Adjustment related to unrealized (gains) losses on available-for-sale securities		(187.2)	(338.5)	(126.1)	(14.8)
Foreign currency translation adjustment		(16.0)	56.9	62.1	42.9
Disposition of business		(425.9)
Other		(21.7)	(28.4)		(38.7)

Balance at end-of-year		$2,866.7	$2,939.9	$3,147.1	$3,445.0

Roll Forward of Present Value of In-Force
Balance at beginning-of-year		$1,483.3	$1,362.5	$1,250.1	$1,196.5
Amortization		(113.1)	(136.5)	(80.2)	(120.3)
Foreign currency translation adjustment		(7.0)	24.1	26.6	19.6
Other		(0.7)			(0.6)

Balance at end-of-year		$1,362.5	$1,250.1	$1,196.5	$1,095.2

This is a dated document. It may not be accurate after such date and LNC does not undertake to update or keep it accurate after such date.

3/31/2005	PAGE 11

Statement of Consolidated Income

Unaudited [Millions of Dollars]

For the Quarter Ended	Mar 2003	Jun 2003	Sep 2003	Dec 2003	Mar 2004	Jun 2004	Sep 2004	Dec 2004	Mar 2005
Revenue
Life and annuity premiums	$65.3	$65.9	$69.1	$76.6	$72.0	$74.7	$70.7	$78.0	$70.5
Surrender charges	18.9	21.3	21.5	23.0	20.2	19.2	18.2	21.1	20.1
Mortality assessments	138.9	135.6	137.9	138.1	137.9	140.1	139.8	140.4	142.3
Expense assessments	177.1	190.9	198.5	215.9	225.5	230.9	234.5	258.5	256.6
Health premiums	3.0	0.1	0.4	0.5	3.6	(0.7)	(0.1)	0.8	(0.1)
Investment advisory fees	44.2	49.4	53.2	58.3	62.7	66.4	67.4	56.0	59.4
Amortization of deferred gain	18.4	18.2	18.3	17.4	17.9	17.9	32.1	19.1	18.9
Amortization of deferred gain-reserve development	(0.2)	(0.2)	3.7	0.3	0.3	0.3	0.3	0.3	0.3
Other revenue and fees	70.6	74.5	82.9	81.7	61.4	112.9	96.6	93.4	74.0
Net investment income	654.6	660.2	664.4	659.2	677.5	683.1	669.4	674.1	659.8
Realized gains (losses) on investments	(89.6)	(1.7)	9.8	64.8	(12.0)	(17.8)	(23.0)	7.2	(8.7)
Gains (losses) on derivatives	(1.9)	(1.0)	9.1	(8.8)	(3.8)	(2.8)	(4.5)	(0.4)	1.5
Gain (loss) on reinsurance
derivative/trading account securities				4.1	(4.2)	10.3	(5.6)	(1.4)	4.4
Mark-to-market adjustment on reclassification from AFS to trading account securities				371.5
Gain (loss) on sale of subsidiaries/ businesses						24.1	110.3	0.6	14.2

Total Revenue	1,099.3	1,213.2	1,268.8	1,702.6	1,259.0	1,358.7	1,406.1	1,347.5	1,313.2

Benefits and Expenses
Ins. benefits paid or provided:
Life and annuity policy benefits	187.1	155.1	227.1	114.5	179.9	180.0	153.1	167.5	171.2
Div accum & div to policyholders	14.4	17.6	15.9	33.8	18.5	18.6	16.7	23.6	18.4
Interest credited to policy bal.	409.3	406.3	405.6	395.7	390.4	390.4	392.5	397.4	389.5
Health policy benefits	2.3	14.2	(41.5)	39.1	3.5	4.1	4.2	3.9	3.0
Reserve developments on reins. business sold			32.1
Def. sales inducements net of amortization	(3.3)	(2.4)	(2.8)	(5.6)	(9.0)	(9.8)	(10.4)	(11.5)	(9.4)

Total insurance benefits	609.7	590.8	636.4	577.5	583.3	583.3	556.1	580.9	572.6
Underwriting, acquisition, insurance and other expenses:
Commissions and other volume related expenses	197.3	198.3	234.6	274.4	278.9	277.7	245.1	331.3	283.6
Operating and administrative expenses	217.8	235.5	209.8	231.4	187.4	252.3	264.6	193.1	212.4
Restructuring charges	5.5	13.5	19.8	15.0	11.5	5.3	4.5	0.1	1.9
Taxes, licenses and fees	30.6	23.1	26.4	27.3	29.5	27.2	25.6	21.3	32.3
Foreign exchange

Subtotal	451.2	470.3	490.6	548.1	507.4	562.6	539.8	545.8	530.2
Deferral of acquisition costs	(144.3)	(136.9)	(160.9)	(197.4)	(198.7)	(201.8)	(206.2)	(238.1)	(203.5)
DAC amortization	99.2	62.8	65.9	90.1	108.8	108.0	120.8	153.2	132.8

DAC deferral net of amortization	(45.1)	(74.2)	(95.0)	(107.3)	(89.9)	(93.9)	(85.4)	(84.9)	(70.7)
PVIF amortization	22.7	13.6	29.6	14.4	24.8	20.5	50.8	24.2	18.9
Other intangibles amortization	2.0	2.0	2.0	2.0	2.0	2.0	2.0	3.8	1.9

Total underwriting, acquisition, insurance and other expenses	430.8	411.7	427.1	457.1	444.3	491.2	507.1	488.9	480.4
Interest	23.3	23.0	21.0	22.2	22.8	24.7	24.4	22.2	22.4
Loss on early retirement of debt			5.6					6.3

Total Benefits and Expenses	1,063.9	1,025.5	1,090.2	1,056.8	1,050.4	1,099.1	1,087.7	1,098.4	1,075.4

Income Before Federal Income Tax and Cumulative Effect of Accounting Change	35.4	187.7	178.7	645.7	208.6	259.6	318.4	249.1	237.8

Federal income taxes	(6.1)	45.0	45.4	196.2	53.7	72.6	118.7	59.2	58.9

Income Before Cumulative Effect of Accounting Change	41.6	142.7	133.3	449.6	155.0	187.0	199.7	189.9	178.9

Cumulative effect of accounting change				(255.2)	(24.5)				—

Net Income	$41.6	$142.7	$133.3	$194.3	$130.5	$187.0	$199.7	$189.9	$178.9

Less:
Restructuring charges	(3.6)	(8.8)	(12.9)	(9.8)	(7.5)	(3.5)	(2.9)		(1.3)
Realized gains (losses) on investments	(58.2)	(1.1)	6.4	42.0	(7.9)	(11.6)	(14.5)	3.9	(6.0)
Gains (losses) on derivatives	(1.2)	(0.6)	5.9	(5.7)	(2.5)	(1.8)	(3.4)	0.3	1.4
Net gain on reinsurance derivative/trading account securities				2.7	(2.7)	6.7	(3.7)	(0.8)	2.8
Reserve development on business sold through reinsurance/ amortization of deferred gain	(0.1)	(0.1)	(18.5)	0.2	0.2	0.2	0.2	0.2	0.2
Gain (loss) on sale of subsidiaries/ businesses						15.6	45.9	0.4	9.3
Loss on early retirement of subordinated debt			(3.7)					(4.1)
Mark-to-market adjustment on reclassification from AFS to trading account securities				241.5
Cumulative effect of accounting change				(255.2)	(24.5)

Income from Operations	$104.8	$153.3	$156.0	$178.7	$175.3	$181.4	$178.2	$189.9	$172.5

Roll Forward of Deferred Acquisition Costs

Balance at beginning-of-period	$2,939.7	$2,884.5	$2,660.3	$2,879.7	$3,147.1	$2,999.0	$3,521.4	$3,326.8	$3,445.0
Deferral	144.3	136.9	160.9	197.4	198.7	201.8	206.2	238.1	203.5
Amortization	(99.2)	(62.8)	(65.9)	(90.1)	(108.8)	(108.0)	(120.8)	(153.2)	(132.8)

Included in Total Benefits and Expenses	45.1	74.2	95.0	107.3	89.9	93.9	85.4	84.9	70.7
Adjustment related to realized (gains) losses on available-for-sale securities	30.0	8.3	(60.6)	(27.9)	(17.6)	(6.0)	(6.2)	(15.8)	(11.7)
Adjustment related to unrealized (gains) losses on available-for-sale securities	(119.4)	(334.0)	182.2	145.2	(201.1)	442.7	(271.2)	14.7	215.7
Foreign currency translation adjustment	(10.8)	27.2	2.8	42.8	19.9	(8.4)	(2.5)	33.8	(7.0)
Other					(39.2)	0.2	(0.2)	0.5

Balance at end-of-period	$2,884.5	$2,660.3	$2,879.7	$3,147.1	$2,999.0	$3,521.4	$3,326.8	$3,445.0	$3,712.7

Roll Forward of Present Value of In-Force

Balance at beginning-of-period	$1,250.1	$1,223.1	$1,220.8	$1,192.5	$1,196.5	$1,180.0	$1,155.8	$1,103.9	$1,095.2
Amortization	(22.7)	(13.6)	(29.6)	(14.4)	(24.8)	(20.5)	(50.8)	(24.2)	(18.9)
Foreign currency translation adjustment	(4.3)	11.2	1.3	18.4	8.9	(3.7)	(1.1)	15.6	(3.3)
Other					(0.6)

Balance at end-of-period	$1,223.1	$1,220.8	$1,192.5	$1,196.5	$1,180.0	$1,155.8	$1,103.9	$1,095.2	$1,073.1

This is a dated document. It may not be accurate after such date and LNC does not undertake to update or keep it accurate after such date.

3/31/2005	PAGE 12

Reconciliation of Business Segments to Consolidated Balance Sheets

Unaudited [Millions of Dollars]

	Lincoln Retirement		Life Insurance		Investment Management		Lincoln UK
	Mar 2005	Dec 2004	Mar 2005	Dec 2004	Mar 2005	Dec 2004	Mar 2005	Dec 2004
ASSETS
Investments
Corporate bonds	$13,316.3	$13,504.1	$8,928.3	$8,887.9	$526.7	$533.3	$728.9	$739.2
U.S. government bonds	11.6	11.9	66.6	63.8
Foreign government bonds	314.5	304.5	174.5	184.7	6.6	6.8	325.9	337.6
Asset/mortgage backed securities	3,410.1	3,332.3	1,879.0	1,739.5	99.6	99.6
State and municipal bonds	89.3	95.3	49.0	52.4	1.2	1.2
Preferred stocks-redeemable	37.8	37.6	25.9	25.7
Common stocks	0.3	0.2	0.2	0.2			42.9	46.4
Preferred stocks-equity	42.3	43.1	14.2	14.8	2.6	2.7

Total AFS Securities	17,222.3	17,329.1	11,137.7	10,968.9	636.7	643.7	1,097.7	1,123.3
Trading Securities	1,148.3	1,169.6
Mortgage loans	1,883.4	1,936.3	1,563.0	1,554.2	58.8	62.6	0.1	0.1
Real estate							0.2	0.2
Policy loans	433.7	438.7	1,421.2	1,426.0			5.5	5.9
Allocated investments	3,348.1	3,891.1	1,279.4	1,442.7	133.1	139.9
Other long-term investments	74.6	61.8	5.6	9.1

Total Investments	24,110.3	24,826.6	15,407.0	15,400.9	828.5	846.3	1,103.6	1,129.5

Notes receivable from LNC	231.2	107.8	114.4	130.7	8.2	44.4
Cash and invested cash	(94.3)	(73.9)	(11.7)	18.0	42.8	51.1	301.7	282.9
Property and equipment	11.2	10.8	1.4	1.6	32.6	33.3	19.6	20.1
Premium and fees receivable	0.8	0.2	13.3	25.8	51.1	45.4
Accrued investment income	247.4	243.3	192.5	173.8	9.2	8.6	28.0	22.1
Assets held in separate accounts	41,149.1	40,990.1	2,129.7	2,131.1	4,935.3	4,897.2	7,173.1	7,186.2
Amount recoverable from reinsurers	1,005.4	1,030.7	1,209.7	1,183.4			66.9
Deferred acquisition costs	1,214.0	1,040.4	1,786.7	1,691.9	133.8	120.4	576.9	590.9
Other intangible assets	94.9	85.5			19.0	20.9
Present value of in-force	90.3	92.6	710.9	726.5			271.9	276.1
Goodwill	64.1	64.1	855.1	855.1	260.8	260.8	15.7	15.9
Other	131.9	134.4	452.9	466.4	97.5	63.1	45.8	60.2

Total Assets	$68,256.2	$68,552.7	$22,862.0	$22,805.0	$6,418.8	$6,391.5	$9,603.2	$9,583.9

	Corporate and Other Operations		Consolidating Adjustments		Consolidated
	Mar 2005	Dec 2004	Mar 2005	Dec 2004	Mar 2005	Dec 2004
ASSETS
Investments
Corporate bonds	$2,805.7	$3,224.5			$26,305.9	$26,889.0
U.S. government bonds	87.4	87.4			165.7	163.0
Foreign government bonds	475.1	452.3			1,296.7	1,285.9
Asset/mortgage backed securities	805.1	919.0			6,193.8	6,090.5
State and municipal bonds	16.9	17.1			156.3	166.0
Preferred stocks-redeemable	42.8	42.8			106.5	106.1
Common stocks	21.9	22.9			65.2	69.8
Preferred stocks-equity	30.3	30.7			89.6	91.3

Total AFS Securities	4,285.2	4,796.7			34,379.6	34,861.7
Trading securities	2,058.2	2,067.8			3,206.5	3,237.4
Mortgage loans	300.5	303.6			3,805.7	3,856.9
Real estate	213.1	191.1			213.4	191.4
Policy loans					1,860.5	1,870.6
Allocated investments	(4,760.6)	(5,473.7)
Other long-term investments	436.3	418.4			516.5	489.3

Total Investments	2,532.8	2,304.0			43,982.2	44,507.3

Investments In Consolidated Subs	5,690.1	5,545.6	(5,690.1)	(5,545.6)
Notes receivable from LNC	(221.0)	(152.9)	(132.7)	(130.0)
Cash and invested cash	1,260.6	1,383.6			1,499.1	1,661.7
Property and equipment	139.1	141.3			203.9	207.1
Premium and fees receivable	234.1	161.5			299.3	232.9
Accrued investment income	80.5	77.4			557.6	525.1
Assets held in separate accounts					55,387.2	55,204.6
Federal income tax recoverable			5.0		5.0
Amount recoverable from reinsurers	5,054.5	4,853.5			7,336.5	7,067.5
Deferred acquisition costs	1.3	1.4			3,712.7	3,445.0
Other intangible assets					113.8	106.4
Present value of in-force					1,073.1	1,095.2
Goodwill					1,195.7	1,195.9
Other	268.4	257.5	(10.4)	(11.0)	986.1	970.5

Total Assets	$15,040.3	$14,572.8	$(5,828.2)	$(5,686.7)	$116,352.2	$116,219.3

This is a dated document. It may not be accurate after such date and LNC does not undertake to update or keep it accurate after such date.

3/31/2005	PAGE 13

Reconciliation of Business Segments to Consolidated Balance Sheets

Unaudited [Millions of Dollars]

	Lincoln Retirement		Life Insurance		Investment Management		Lincoln UK
	Mar 2005	Dec 2004	Mar 2005	Dec 2004	Mar 2005	Dec 2004	Mar 2005	Dec 2004
LIABILITIES and SHAREHOLDERS’ EQUITY
Liabilities
Insurance and Inv Contract Liabilities:
Life and annuity reserves	$2,264.0	$2,268.9	$15,531.5	$15,411.3			$1,463.7	$1,442.0
Health reserves			0.4	0.3			48.1	49.8
Unpaid claims - life and health	35.2	38.4	154.3	158.0			53.5	51.9
Unearned premiums
Premium deposit funds	21,145.2	21,336.8	18.1	17.1	720.6	716.0	27.7	29.7
Participating policyholders’ funds			128.1	145.3
Other policyholders’ funds			708.2	706.1
Liability related to separate accounts	41,149.1	40,990.1	2,129.7	2,131.1	4,935.3	4,897.2	7,173.1	7,186.2

Total Insurance and Inv Contract Liabilities	64,593.5	64,634.1	18,670.2	18,569.3	5,656.0	5,613.2	8,766.1	8,759.7
Federal income taxes	353.0	387.0	131.6	208.3	17.8	6.2	63.8	58.6
Notes payable to LNC	52.9	51.4
Embedded derivative - modco	53.8	80.5	1.9	2.5
Other liabilities	179.4	157.1	498.4	520.8	201.5	227.5	220.5	215.0
Deferred gain on indemnity reinsurance

Total Liabilities	65,232.6	65,310.1	19,302.1	19,300.9	5,875.2	5,846.9	9,050.4	9,033.4

Net unrealized gains (losses) on securities	340.3	474.8	175.2	244.2	1.9	3.1	26.1	36.2
Gains (losses) on derivatives	1.7	4.8	6.4	7.7
Foreign currency translation adjustment							128.5	136.4
Other shareholders’ equity	2,681.6	2,762.9	3,378.3	3,252.3	541.2	541.5	446.2	426.6
Minimum pension liability adjustment					0.5		(48.1)	(48.6)

Shareholders’ Equity	3,023.6	3,242.5	3,559.9	3,504.1	543.6	544.6	552.8	550.6

Total Liabilities and S/Hs’ Equity	$68,256.2	$68,552.7	$22,862.0	$22,805.0	$6,418.8	$6,391.5	$9,603.2	$9,583.9

	Corporate and Other Operations		Consolidating Adjustments		Consolidated
	Mar 2005	Dec 2004	Mar 2005	Dec 2004	Mar 2005	Dec 2004
LIABILITIES and SHAREHOLDERS’ EQUITY
Liabilities
Insurance and Inv Contract Liabilities:
Life and annuity reserves	$1,401.0	$1,259.8			$20,660.2	$20,382.0
Health reserves	2,789.6	2,809.9			2,838.1	2,860.1
Unpaid claims - life and health	921.8	832.0			1,164.9	1,080.3
Unearned premiums	3.1	5.7			3.1	5.8
Premium deposit funds	114.4	115.6			22,026.0	22,215.1
Participating policyholders’ funds					128.1	145.3
Other policyholders’ funds	7.9	7.9			716.1	714.0
Liability related to separate accounts					55,387.2	55,204.6

Total Insurance and Inv Contract Liabilities	5,237.8	5,030.9			102,923.6	102,607.1
Federal income taxes	(571.8)	(583.3)	5.6	0.8		77.6
Short-term debt	194.0	214.4			194.0	214.4
Long-term debt	1,046.6	1,048.6			1,046.6	1,048.6
Junior subordinated debentures issued to affiliated trusts	336.6	339.8			336.6	339.8
Notes payable to LNC	80.1	78.6	(133.1)	(130.0)
Embedded derivative - modco	257.8	292.3			313.5	375.3
Other liabilities	3,511.7	3,358.4	(10.1)	(11.0)	4,601.3	4,467.8
Deferred gain on indemnity reinsurance	893.7	913.0			893.7	913.0

Total Liabilities	10,986.6	10,692.7	(137.6)	(140.3)	110,309.3	110,043.7

Net unrealized gains (losses) on securities	39.6	64.4	(0.4)		582.9	822.9
Gains (losses) on derivatives	(0.4)	1.6			7.7	14.0
Foreign currency translation adjustment	10.4	10.4	7.5	7.5	146.5	154.3
Other shareholders’ equity	4,016.4	3,815.5	(5,697.8)	(5,553.9)	5,365.8	5,244.9
Minimum pension liability adjustment	(12.3)	(11.9)			(60.0)	(60.5)

Shareholders’ Equity	4,053.7	3,880.1	(5,690.7)	(5,546.4)	6,042.9	6,175.6

Total Liabilities and S/Hs’ Equity	$15,040.3	$14,572.8	$(5,828.2)	$(5,686.7)	$116,352.2	$116,219.3

This is dated document. It may not be accurate after such date and LNC does not undertake to update or keep it accurate after such date.

3/31/2005	PAGE 14

Five Year Comparative Balance Sheet

Unaudited [Millions of Dollars except Common Share Data]

	2000	2001	2002	2003	2004
ASSETS
Investments
Corporate bonds	$21,249.7	$23,105.1	$25,934.7	$25,868.5	$26,889.0
U.S. government bonds	542.9	410.5	513.6	225.8	163.0
Foreign government bonds	1,321.1	1,174.7	1,110.2	1,194.6	1,285.9
Mortgage backed securities	4,160.4	3,524.7	5,015.5	5,195.6	6,090.5
State and municipal bonds	14.6	44.7	114.4	152.8	166.0
Preferred stocks-redeemable	161.2	85.9	79.0	132.2	106.1
Common stocks	436.6	319.3	228.0	98.4	69.8
Preferred stocks-equity	113.1	151.2	109.2	100.7	91.3

Total AFS Securities	27,999.5	28,816.1	33,104.7	32,968.6	34,861.7
Trading securities				3,120.1	3,237.4
Mortgage loans	4,663.0	4,535.5	4,205.5	4,195.0	3,856.9
Real estate	282.0	267.9	279.7	112.9	191.4
Policy loans	1,960.9	1,939.7	1,945.6	1,924.4	1,870.6
Other long-term investments	463.3	553.8	464.4	456.7	489.3

Total Investments	35,368.6	36,113.1	39,999.9	42,777.6	44,507.3

Invest in unconsol affiliates	6.4	8.1
Cash and invested cash	1,927.4	3,095.5	1,690.5	1,711.2	1,661.7
Property and equipment	228.2	257.5	242.1	235.2	207.1
Premiums and fees receivable	296.7	400.1	212.9	352.1	232.9
Accrued investment income	546.4	563.5	536.7	522.7	525.1
Assets held in separate accounts	50,579.9	44,833.4	36,178.3	46,565.2	55,204.6
Federal income taxes recoverable	234.1	55.5	317.7	45.9
Amounts recoverable from reinsurers	3,747.7	6,030.4	7,280.0	7,839.2	7,067.5
Deferred acquisition costs	3,070.5	2,866.8	2,939.7	3,147.1	3,445.0
Other intangible assets	73.7	68.6	73.0	79.1	106.4
Present value of in-force	1,483.3	1,362.5	1,250.1	1,196.5	1,095.2
Goodwill	1,286.0	1,211.8	1,233.2	1,234.7	1,195.9
Other	1,021.6	1,174.9	1,230.3	1,038.3	970.5

Total Assets	$99,870.6	$98,041.6	$93,184.6	$106,744.9	$116,219.3

LIABILITIES and SHAREHOLDERS’ EQUITY
Liabilities
Insurance and Investment Contract Liabilities:
Life and annuity reserves	$17,841.2	$17,917.0	$19,950.3	$20,718.3	$20,382.0
Health reserves	2,523.8	2,537.9	2,689.0	2,831.5	2,860.1
Unpaid claims-life and health	1,316.6	1,087.5	778.4	1,058.4	1,080.3
Unearned premiums	46.5	66.9	141.2	104.5	5.8
Premium deposit funds	17,715.5	18,585.0	20,518.8	21,769.3	22,215.1
Participating policyholders’ funds	139.4	100.2	156.7	155.1	145.3
Other policyholders’ funds	522.2	562.7	610.9	680.9	714.0
Liability related to separate accounts	50,579.9	44,833.4	36,178.3	46,565.2	55,204.6

Total Ins and Inv Contr Liabilities	90,685.1	85,690.6	81,023.6	93,883.2	102,607.1

Federal income tax liabilities					77.6
Short-term debt	312.9	350.2	153.0	44.0	214.4
Long-term debt	712.2	861.8	1,119.2	1,117.5	1,048.6
Junior subordinated debentures issued to affiliated trusts	745.0	474.7	392.7	341.3	339.8
Embedded derivative - modco				352.3	375.3
Other liabilities	2,434.7	4,216.1	4,171.5	4,270.1	4,467.8
Deferred gain on indemnity reinsurance		1,144.5	977.1	924.8	913.0

Total Liabilities	94,890.0	92,737.8	87,837.2	100,933.2	110,043.7

Unrealized gains	12.0	217.2	781.6	815.1	836.9
Foreign currency	22.0	(8.0)	50.8	109.0	154.3
Minimum pension liability adjustment		(36.0)	(97.8)	(55.1)	(60.5)
Shareholders’ equity - other	4,946.6	5,130.6	4,612.9	4,942.6	5,244.9

Total Shareholders’ Equity	4,980.6	5,303.8	5,347.5	5,811.6	6,175.6

Total Liabilities and Shareholders’ Equity	$99,870.6	$98,041.6	$93,184.6	$106,744.9	$116,219.3

Shareholders’ Equity Per Share
Book Value, Excluding AOCI	$25.88	$27.39	$25.97	$27.69	$30.17
Common shares outstanding (in millions)	191.2	187.3	177.6	178.5	173.8

This is dated document. It may not be accurate after such date and LNC does not undertake to update or keep it accurate after such date.

3/31/2005	PAGE 15

Quarterly Balance Sheet

Unaudited [Millions of Dollars, except Common Share Data]

	Mar 2003	Jun 2003	Sep 2003	Dec 2003	Mar 2004	Jun 2004	Sep 2004	Dec 2004	Mar 2005
ASSETS
Investments
Corporate bonds	$26,936.1	$28,419.3	$28,286.3	$25,868.5	$26,209.2	$25,638.1	$26,750.0	$26,889.0	$26,305.9
U.S. government bonds	537.0	561.9	522.5	225.8	234.2	156.3	162.9	163.0	165.7
Foreign government bonds	1,206.6	1,349.4	1,352.9	1,194.6	1,321.0	1,223.8	1,233.8	1,285.9	1,296.7
Mortgage backed securities	4,960.1	4,754.9	4,992.7	5,195.6	5,617.0	5,524.1	5,793.4	6,090.5	6,193.8
State and municipal bonds	134.9	150.4	164.0	152.8	164.1	164.8	168.8	166.0	156.3
Preferred stocks - redeemable	112.0	118.5	65.6	132.2	120.9	100.7	113.9	106.1	106.5
Common stocks	145.0	146.6	131.8	98.4	97.4	92.3	86.5	69.8	65.2
Preferred stocks-equity	104.5	110.7	111.2	100.7	100.2	90.5	91.6	91.3	89.6

Total AFS Securities	34,136.2	35,611.8	35,626.9	32,968.6	33,864.1	32,990.5	34,400.8	34,861.7	34,379.6
Trading securities				3,120.1	3,191.3	3,087.9	3,223.6	3,237.4	3,206.5
Mortgage loans	4,235.5	4,314.3	4,151.5	4,195.0	3,988.5	3,865.4	3,831.3	3,856.9	3,805.7
Real estate	242.0	240.3	249.8	112.9	104.8	104.3	135.1	191.4	213.4
Policy loans	1,928.8	1,919.6	1,910.5	1,924.4	1,876.7	1,871.3	1,871.9	1,870.6	1,860.5
Other long-term investments	465.7	505.6	484.7	456.7	476.3	442.9	463.8	489.3	516.5

Total Investments	41,008.4	42,591.6	42,423.3	42,777.6	43,501.7	42,362.5	43,926.6	44,507.3	43,982.2

Cash and invested cash	1,635.5	1,945.8	1,960.6	1,711.2	2,255.5	2,213.7	1,996.0	1,661.7	1,499.1
Property and equipment	239.4	239.1	237.3	235.2	229.5	225.5	217.7	207.1	203.9
Premiums and fees receivable	194.0	396.0	306.5	352.1	337.5	265.2	248.8	232.9	299.3
Accrued investment income	567.2	555.1	560.2	522.7	547.9	543.7	573.2	525.1	557.6
Assets held in separate accounts	34,775.2	39,942.8	41,283.4	46,565.2	48,557.9	49,343.7	49,657.9	55,204.6	55,387.2
Federal income taxes recoverable	89.1	—		45.9		204.0			5.0
Amount recoverable from reinsurers	7,323.5	7,377.1	7,537.9	7,839.2	7,865.7	7,138.7	7,031.9	7,067.5	7,336.5
Deferred acquisition costs	2,884.5	2,660.3	2,879.7	3,147.1	2,999.0	3,521.4	3,326.8	3,445.0	3,712.7
Other intangible assets	74.2	74.7	75.5	79.1	85.8	93.6	98.7	106.4	113.8
Present value of in-force	1,223.1	1,220.8	1,192.5	1,196.5	1,180.0	1,155.8	1,103.9	1,095.2	1,073.1
Goodwill	1,233.0	1,233.6	1,233.7	1,234.7	1,235.2	1,235.0	1,195.0	1,195.9	1,195.7
Other	1,250.6	1,295.9	1,134.9	1,038.3	1,074.2	1,015.1	1,000.7	970.5	986.1

Total Assets	$92,497.6	$99,532.8	$100,825.5	$106,744.9	$109,869.9	$109,317.9	$110,377.1	$116,219.3	$116,352.2

LIABILITIES and SHAREHOLDERS’ EQUITY

Liabilities
Insurance and Inv Contract Liabilities:
Life and annuity reserves	$20,025.6	$20,194.5	$20,459.2	$20,718.3	$20,882.5	$20,324.0	$20,213.0	$20,382.0	$20,660.2
Health reserves	2,689.9	2,703.3	2,657.9	2,831.5	2,822.1	2,841.1	2,797.1	2,860.1	2,838.1
Unpaid claims - life and health	763.1	997.1	1,041.2	1,058.4	1,076.8	1,083.5	1,067.0	1,080.3	1,164.9
Unearned premiums	141.1	24.0	26.9	104.5	104.3	9.3	7.5	5.8	3.1
Premium deposit funds	21,070.5	21,437.7	21,680.2	21,769.3	21,827.4	22,017.0	22,218.9	22,215.1	22,026.0
Participating policyholders’ funds	166.3	193.8	179.2	155.1	171.1	165.9	165.2	145.3	128.1
Other policyholders’ funds	607.1	621.8	671.5	680.9	688.1	698.5	703.4	714.0	716.1
Liab related to separate accounts	34,775.2	39,942.8	41,283.4	46,565.2	48,557.9	49,343.7	49,657.9	55,204.6	55,387.2

Total Ins and Inv Contr Liabilities	80,238.8	86,115.0	87,999.6	93,883.2	96,130.3	96,483.1	96,830.1	102,607.1	102,923.6

Federal income taxes		72.0	37.1		108.1		83.8	77.6
Short-term debt	125.4	83.4	76.5	44.0	38.0	30.0	0.0	214.4	194.0
Long-term debt	1,118.6	1,121.4	1,118.5	1,117.5	1,317.7	1,313.7	1,315.4	1,048.6	1,046.6
Junior subordinated debentures issued to affiliated trusts	390.8	397.1	333.6	341.3	344.7	337.6	341.1	339.8	336.6
Embedded derivative - modco				352.3	440.6	252.6	365.5	375.3	313.5
Other liabilities	4,215.0	4,989.0	4,724.8	4,270.1	4,440.4	4,493.6	4,537.9	4,467.8	4,601.3
Deferred gain on indemnity reinsurance	959.0	938.9	949.0	924.8	906.6	888.4	932.4	913.0	893.7

Total Liabilities	87,047.6	93,716.9	95,239.1	100,933.2	103,726.4	103,799.0	104,406.3	110,043.7	110,309.3

Unrealized gains on investments	872.0	1,117.8	804.5	793.1	1,038.0	412.0	780.1	822.9	582.9
Gains - derivatives	25.0	28.8	23.2	22.1	29.0	18.5	19.8	14.0	7.7
Foreign currency	39.8	68.4	67.0	109.0	128.9	120.8	116.9	154.3	146.5
Minimum pension liability	(97.2)	(98.8)	(99.0)	(55.1)	(56.6)	(56.0)	(55.8)	(60.5)	(60.0)
Shareholders’ equity - other	4,610.5	4,699.8	4,790.6	4,942.6	5,004.2	5,023.6	5,109.8	5,244.9	5,365.8

Total Shareholders’ Equity	5,450.0	5,815.9	5,586.4	5,811.6	6,143.5	5,518.9	5,970.8	6,175.6	6,042.9

Total Liabilities and Shareholders’ Equity	$92,497.6	$99,532.8	$100,825.5	$106,744.9	$109,869.9	$109,317.9	$110,377.1	$116,219.3	$116,352.2

Shareholders’ Equity Per Share
Book Value, Excluding AOCI	$25.94	$26.41	$26.87	$27.69	$27.99	$28.51	$29.23	$30.17	$30.85
Common shares outstanding (in millions)	177.7	178.0	178.3	178.5	178.8	176.2	174.8	173.8	173.9

This is dated document. It may not be accurate after such date and LNC does not undertake to update or keep it accurate after such date.

3/31/2005	PAGE 16

Lincoln Retirement

Income Statements & Operational Data

Unaudited [Millions of Dollars]

For the Year Ended December 31	2000	2001	2002	2003	2004
Revenue
Premiums	$64.3	$77.5	$47.4	$21.9	$33.0
Surrender charges	41.8	31.2	31.2	28.9	25.0
Expense assessments	591.3	508.6	446.2	441.9	580.5
Other revenue and fees	11.0	16.7	3.3	8.7	(6.3)
Net investment income	1,430.5	1,399.1	1,457.5	1,483.7	1,495.9
Realized gains (losses) on investments	(5.2)	(64.5)	(196.6)	(12.5)	(32.3)
Gains (losses) on derivatives		(0.3)	(1.2)	(6.6)	(11.5)
Gain (loss) on reinsurance derivative/trading account securities				2.8	0.8
Mark-to-market adjustment on reclassification from AFS to trading account securities				86.0

Total Revenue	2,133.7	1,968.3	1,787.7	2,054.7	2,085.1

Operating Benefits and Expenses
Benefits paid or provided:
Benefits	254.7	263.9	314.1	181.5	189.9
Interest credited to policy bal.	866.1	863.8	903.8	867.7	836.0
Def. sales inducements net of amortization		(12.1)	(12.6)	(14.1)	(40.6)

Total insurance benefits	1,120.8	1,115.7	1,205.3	1,035.1	985.2
Underwriting, acquisition, insurance and other expenses
Commissions and other volume related expenses	378.9	386.0	385.4	386.0	586.7
Operating and administrative expenses	206.6	231.8	231.3	226.2	231.8
Restructuring charges		2.0	1.6	20.1	5.4
Taxes, licenses and fees	9.3	13.7	11.5	17.7	14.6

Subtotal	594.8	633.6	629.8	650.0	838.6
Deferral of acquisition costs		(227.8)	(229.0)	(223.4)	(421.9)
DAC amortization		124.4	155.4	120.4	174.0

DAC deferral net of amortization	(37.5)	(103.4)	(73.6)	(103.0)	(247.9)
PVIF amortization	24.2	14.7	31.8	9.5	20.0

Total underwriting, acquisition, insurance and other expenses	581.5	544.9	587.9	556.6	610.7
Goodwill amortization	(0.6)	1.2			(0.0)

Total Benefits and Expenses	1,701.7	1,661.8	1,793.3	1,591.7	1,595.9

Income (Loss) Before Federal Income Tax and Cumulative Effect of Accounting Change	432.0	306.5	(5.6)	463.0	489.2
Federal income taxes	77.3	34.1	(59.3)	98.9	106.1

Income Before Cumulative Effect of Accounting Change	354.7	272.4	53.7	364.1	383.1

Cumulative effect of accounting change		(7.3)		(63.6)	(21.8)

Net Income	$354.7	$265.1	$53.7	$300.5	$361.4

Less:
Restructuring charges		(1.3)	(1.0)	(13.1)	(3.5)
Realized gains (losses) on investments	(3.4)	(42.3)	(127.8)	(8.2)	(21.1)
Gains (losses) on derivatives		(0.2)	(0.8)	(4.3)	(7.4)
Net gain (loss) on reinsurance derivative/trading account securities				1.8	0.6
Mark-to-market adjustment on reclassification from AFS to trading account securities				55.9
Cumulative effect of accounting change		(7.3)		(63.6)	(21.8)

Income from Operations	$358.1	$316.2	$183.4	$331.9	$414.6

Effective tax rate on Income from Operations	18.1%	15.3%	5.4%	19.7%	22.9%

Revenue	$2,133.7	$1,968.3	$1,787.7	$2,054.7	$2,085.1
Less:
Realized gains (losses) on investments	(5.2)	(64.5)	(196.6)	(12.5)	(32.3)
Gains (losses) on derivatives		(0.3)	(1.2)	(6.6)	(11.5)
Gain (loss) on reinsurance derivative/trading account securities				2.8	0.8
Mark-to-market adjustment on reclassification from AFS to trading account securities				86.0

Operating Revenue	$2,138.9	$2,033.1	$1,985.5	$1,985.1	$2,128.0

Average capital	$1,602.9	$1,831.4	$2,339.6	$2,400.3	$2,589.1
Net Income return on average capital	22.1%	14.5%	2.3%	12.5%	14.0%
Income from operations return on average capital	22.3%	17.3%	7.8%	13.8%	16.0%

Roll Forward of Deferred Acquisition Costs

Balance at beginning-of-period		$812.5	$894.3	$824.7	$854.6
Deferral		227.8	229.0	223.4	421.9
Amortization		(124.4)	(155.4)	(120.4)	(174.0)

Included in Total Benefits and Expenses		103.4	73.6	103.0	247.9
Adjustment related to realized (gains) losses on available-for-sale securities		68.2	73.0	(18.7)	(28.3)
Adjustment related to unrealized (gains) losses on available-for-sale securities		(90.0)	(201.3)	(54.3)	8.3
Other*		0.2	(14.8)
Cumulative effect of accounting change					(42.3)

Balance at end-of-period		$894.3	$824.7	$854.6	$1,040.4

Roll Forward of Present Value of In-Force
Balance at beginning-of-period		$169.2	$154.5	$122.7	$113.2
Amortization		(14.7)	(31.8)	(9.5)	(20.0)
Cumulative effect of accounting change					(0.6)

Balance at end-of-period		$154.5	$122.7	$113.2	$92.6

*	Includes the transfer of the Legacy Life block of business to the Life Insurance segment in the first quarter of 2002.

This is a dated document. It may not be accurate after such date and LNC does not undertake to update or keep it accurate after such date.

3/31/2005	PAGE 17

Lincoln Retirement

Income Statements & Operational Data

Unaudited [Millions of Dollars]

For the Quarter Ended	Mar 2003	Jun 2003	Sep 2003	Dec 2003	Mar 2004	Jun 2004	Sep 2004	Dec 2004	Mar 2005
Revenue
Premiums	$5.5	$3.0	$7.8	$5.6	$6.5	$7.4	$9.2	$9.9	$10.5
Surrender charges	6.9	8.5	7.4	6.2	5.9	6.0	6.7	6.4	7.4
Expense assessments	97.6	104.3	115.2	124.8	137.3	140.9	145.2	157.1	164.6
Other revenue and fees	(1.4)	1.3	8.3	0.5	(0.8)	(2.1)	(1.3)	(2.0)	(1.4)
Net investment income	367.0	369.8	377.4	369.5	379.0	382.3	366.5	368.0	357.4
Realized gains (losses) on investments	(76.8)	0.9	18.6	44.7	(5.7)	(14.5)	(21.2)	9.1	(3.2)
Gains (losses) on derivatives	(1.0)	(1.5)	1.7	(5.8)	(3.7)	(2.8)	(3.1)	(1.9)	0.9
Gain (loss) on reinsurance derivative/trading account securities				2.8	(2.1)	7.4	(3.0)	(1.4)	2.6
Mark-to-market adjustment on reclassification from AFS to trading account securities				86.0

Total Revenue	397.8	486.4	536.3	634.2	516.5	524.5	499.0	545.1	538.8

Benefits and Expenses
Benefits paid or provided:
Benefits	65.0	34.8	44.6	37.1	54.1	52.0	40.5	43.4	52.4
Interest credited to policy balances	220.1	217.1	216.5	214.0	207.8	208.0	209.9	210.4	204.7
Def. sales inducements net of amortization	(3.3)	(2.4)	(2.8)	(5.6)	(9.0)	(9.8)	(10.4)	(11.5)	(9.4)

Total insurance benefits	281.8	249.5	258.2	245.5	252.8	250.2	240.0	242.2	247.8
Underwriting, acquisition, insurance and other expenses:
Commissions and other volume related expenses	80.7	88.9	96.8	119.6	141.8	146.9	141.3	156.7	149.7
Operating and administrative expenses	54.0	56.6	57.0	58.5	51.7	58.1	62.5	59.6	56.8
Restructuring charges		6.2	8.4	5.5	1.8	1.8	2.6	(0.7)	0.6
Taxes, licenses and fees	5.7	4.3	3.7	4.0	5.2	3.7	3.2	2.5	3.9

Subtotal	140.4	156.0	166.0	187.7	200.5	210.4	209.5	218.1	211.0
Deferral of acquisition costs	(43.6)	(47.4)	(58.9)	(73.5)	(101.9)	(105.5)	(101.5)	(112.9)	(107.0)
DAC amortization	30.1	27.2	31.6	31.5	41.5	44.4	24.2	63.9	57.6

DAC deferral net of amortization	(13.5)	(20.2)	(27.2)	(42.0)	(60.4)	(61.2)	(77.3)	(49.0)	(49.4)
PVIF amortization	2.3	2.1	3.3	1.8	3.3	2.9	11.5	2.3	2.4

Total underwriting, acquisition, insurance and other expenses	129.2	137.9	142.1	147.4	143.4	152.2	143.7	171.4	164.0

Total Benefits and Expenses	411.0	387.4	400.3	392.9	396.2	402.4	383.7	413.6	411.8

Income (Loss) Before Federal Income Tax and Cumulative Effect of Accounting Change	(13.3)	99.0	135.9	241.4	120.3	122.1	115.3	131.5	127.0

Federal income taxes	(20.1)	17.3	33.9	67.9	26.7	28.0	24.5	26.9	28.6

Income Before Cumulative Effect of Accounting Change	6.9	81.7	102.0	173.5	93.6	94.2	90.8	104.6	98.4

Cumulative effect of accounting change				(63.6)	(21.8)

Net Income	$6.9	$81.7	$102.0	$109.9	$71.8	$94.2	$90.8	$104.6	$98.4

Less:
Restructuring charges		(4.0)	(5.5)	(3.6)	(1.2)	(1.2)	(1.7)	0.5	(0.4)
Realized gains (losses) on investments	(50.3)	1.0	12.1	29.1	(3.7)	(9.4)	(13.6)	5.7	(2.2)
Gains (losses) on derivatives	(0.2)	(1.4)	1.1	(3.8)	(2.4)	(1.8)	(2.0)	(1.2)	0.7
Net gain (loss) on reinsurance derivative/trading account securities				1.8	(1.4)	4.8	(2.0)	(0.8)	1.7
Mark-to-market adjustment on reclassification from AFS to trading account securities				55.9
Cumulative effect of accounting change				(63.6)	(21.8)

Income from Operations	$57.4	$86.1	$94.3	$94.1	$102.2	$101.8	$110.2	$100.5	$98.6

Effective tax rate on Income from Operations	11.0%	18.6%	24.0%	21.1%	23.5%	24.0%	24.1%	19.7%	22.6%

Revenue	$397.8	$486.4	$536.3	$634.2	$516.5	$524.5	$499.0	$545.1	$538.8
Less:
Realized gains (losses) on investments	(76.8)	0.9	18.6	44.7	(5.7)	(14.5)	(21.2)	9.1	(3.2)
Gains (losses) on derivatives	(1.0)	(1.5)	1.7	(5.8)	(3.7)	(2.8)	(3.1)	(1.9)	0.9
Gain (loss) on reinsurance derivative/trading account securities				2.8	(2.1)	7.4	(3.0)	(1.4)	2.6
Mark-to-market adjustment on reclassification from AFS to trading account securities				86.0

Operating Revenue	$475.5	$487.0	$516.0	$506.6	$528.0	$534.4	$526.2	$539.4	$538.5

Average capital	$2,526.7	$2,262.3	$2,386.7	$2,425.4	$2,532.6	$2,575.1	$2,560.5	$2,688.4	$2,661.3
Net Income return on average capital	1.1%	14.4%	17.1%	18.1%	11.3%	14.6%	14.2%	15.6%	14.8%
Income from operations return on average capital	9.1%	15.2%	15.8%	15.5%	16.1%	15.8%	17.2%	14.9%	14.8%

Roll Forward of Deferred Acquisition Costs

Balance at beginning-of-quarter	$824.7	$786.2	$616.3	$721.7	$854.6	$748.7	$1,056.2	$984.6	$1,040.4
Deferral	43.6	47.4	58.9	73.5	101.9	105.5	101.5	112.9	107.0
Amortization	(30.1)	(27.2)	(31.6)	(31.5)	(41.5)	(44.4)	(24.2)	(63.9)	(57.6)

Included in Total Benefits and Expenses	13.5	20.2	27.2	42.0	60.4	61.2	77.3	49.0	49.4
Adjustment related to realized (gains) losses on available-for-sale securities	21.8	7.9	(31.8)	(16.7)	(10.2)	(6.0)	(1.8)	(10.3)	(10.1)
Adjustment related to unrealized (gains) losses on available-for-sale securities	(73.9)	(197.9)	109.9	107.6	(113.9)	252.4	(147.2)	17.0	134.2
Other
Cumulative effect of accounting change					(42.3)

Balance at end-of-quarter	$786.2	$616.3	$721.7	$854.6	$748.7	$1,056.2	$984.6	$1,040.4	$1,214.0

Roll Forward of Present Value of In-Force

Balance at beginning-of-quarter	$122.7	$120.4	$118.3	$115.0	$113.2	$109.4	$106.4	$94.9	$92.6
Amortization	(2.3)	(2.1)	(3.3)	(1.8)	(3.3)	(2.9)	(11.5)	(2.3)	(2.4)
Cumulative effect of accounting change					(0.6)

Balance at end-of-quarter	$120.4	$118.3	$115.0	$113.2	$109.4	$106.4	$94.9	$92.6	$90.3

This is a dated document. It may not be accurate after such date and LNC does not undertake to update or keep it accurate after such date.

3/31/2005	PAGE 18

Lincoln Retirement

Annuity Account Value Rollforward

Unaudited [Billions of Dollars]

	2000	2001	2002	2003	2004
Fixed Annuities-Bal Beg-of-Year	$18.210	$16.615	$18.004	$20.087	$21.220

Gross Deposits	2.074	3.342	3.672	3.125	3.110
Withdrawals (incl charges) & deaths	(3.283)	(2.448)	(2.637)	(2.074)	(2.227)

Net flows	(1.209)	0.894	1.035	1.051	0.884
Transfer from (to) var annuities	(1.329)	(0.428)	0.108	(0.817)	(1.395)
Interest credited	0.944	0.923	0.940	0.899	0.856
Fixed Annuities-Gross	16.615	18.004	20.087	21.220	21.565
Reinsurance Ceded	(1.221)	(1.514)	(2.003)	(2.353)	(2.297)

Fixed Annuities-Bal End-of-Year	$15.394	$16.491	$18.085	$18.868	$19.268

Fixed Annuities Incremental Deposits *	$1.918	$3.213	$3.600	$3.067	$3.046

Variable Annuities-Bal Beg-of-Year**	$41.493	$39.427	$34.638	$27.438	$35.786
Gross Deposits	3.165	3.067	2.743	3.119	5.910
Withdrawals (incl charges) & deaths	(4.830)	(3.856)	(3.325)	(3.162)	(3.871)

Net flows	(1.665)	(0.789)	(0.582)	(0.044)	2.038
Transfer from (to) fixed annuities	1.320	0.428	(0.122)	0.809	1.356
Invest inc & change in mkt value	(1.721)	(4.428)	(6.497)	7.583	4.043

Var Annuities-Bal End-of-Year	$39.427	$34.638	$27.438	$35.786	$43.223

Variable Annuities Incremental Deposits *	$2.667	$2.624	$2.569	$3.019	$5.755

Total Annuities-Bal Beg-of-Year	$59.703	$56.042	$52.642	$47.525	$57.006

Gross Deposits	5.239	6.409	6.415	6.244	9.020
Withdrawals (incl charges) & deaths	(8.113)	(6.304)	(5.962)	(5.236)	(6.098)

Net flows	(2.874)	0.105	0.453	1.007	2.922
Transfers	(0.009)		(0.013)	(0.008)	(0.039)
Interest credited & change in mkt value	(0.777)	(3.505)	(5.558)	8.482	4.898

Total Gross Annuities-Bal End-of-Year	56.042	52.642	47.525	57.006	64.788

Reinsurance Ceded	(1.221)	(1.514)	(2.003)	(2.353)	(2.297)

Total Annuities (Net of Ceded)-Bal End-of-Year	$54.821	$51.129	$45.522	$54.653	$62.490

Total Annuities Incremental Deposits *	4.585	5.837	6.169	6.086	8.802

Var Ann Under Agree-Included above	0.941	1.077	1.186	2.166	3.127

* Incremental Deposits represent gross deposits reduced by transfers from other Lincoln Retirement products.
** Includes amounts attributable to Alliance program mutual fund net flows. Account values for the Alliance program are not included in the separate accounts reported on our balance sheet.

Fixed Annuities-excluding fixed portion of variable contracts
Deposits	$0.459	$1.712	$1.844	$1.415	$1.026
Withdrawals	(2.271)	(1.604)	(1.473)	(0.934)	(1.119)

Net Flows	$(1.812)	$0.108	$0.371	$0.481	$(0.093)

Gross Fixed Account Values			$10.475	$11.440	$11.820
Reinsurance Ceded			(2.003)	(2.353)	(2.297)

Net Fixed Account Values			$8.473	$9.087	$9.522

Variable Annuities-including fixed portion of variable contracts**
Deposits	$4.780	$4.697	$4.571	$4.829	$7.994
Withdrawals	(5.842)	(4.700)	(4.489)	(4.302)	(4.979)

Net Flows	$(1.062)	$(0.003)	$0.082	$0.527	$3.015

Variable Account Values			$37.050	$45.567	$52.969

Fixed Portion of Variable Contracts
Deposits	$1.615	$1.630	$1.828	$1.710	$2.085
Withdrawals	(1.012)	(0.844)	(1.164)	(1.140)	(1.108)

Net Flows	$0.603	$0.786	$0.664	$0.570	$0.977

Fixed Portion of Variable Account Values			$9.612	$9.781	$9.746

Average Daily Variable Account Values	$41.776	$35.573	$30.826	$30.372	$38.322

Annuity Product Spread Information (1)

Net Investment Income (2)	7.38%	7.38%	6.98%	6.41%	6.28%
Interest Credited to Policyholders	5.24%	5.33%	4.87%	4.25%	3.92%

Spread (2)	2.14%	2.05%	2.11%	2.16%	2.37%

(1)	For the annuity products spread, the yield on earning assets is calculated as net investment income on fixed product investment portfolios divided by average earning assets. The average crediting rate is calculated using interest credited on annuity products less bonus credits and excess DCA interest, divided by average fixed account values net of co-insured account values. Fixed account values reinsured under modified co-insurance agreements are included in account values for this calculation since assets (and therefore margin) are retained under these agreements.
(2)	The net investment income and spread reported above includes earnings from commercial mortgage loan prepayment and bond make-whole premiums. The impact of these premiums on investment income and spread was 20 bps in 2004, 6 bps in 2003 and 7 bps in 2002
(3)	2004 includes income from contingent interest received, which contributed $13 million to net investment income or 6 bps to the yield and spread.

This is a dated document. It may not be accurate after such date and LNC does not undertake to update or keep it accurate after such date.

3/31/2005	PAGE 19

Lincoln Retirement

Annuity Account Value Rollforward

Unaudited [Billions of Dollars]

	Jun 2002	Sep 2002	Dec 2002	Mar 2003	Jun 2003	Sep 2003	Dec 2003	Mar 2004	Jun 2004	Sep 2004	Dec 2004	Mar 2005
Fixed Annuities-Bal Beg-of-Quarter	$18.179	$18.680	$19.563	$20.088	$20.612	$20.864	$21.132	$21.221	$21.281	$21.476	$21.633	$21.565
Gross Deposits	0.853	1.091	0.822	0.776	0.778	0.778	0.792	0.817	0.779	0.783	0.732	0.740
Withdrawals (incl charges) & deaths	(0.551)	(0.825)	(0.531)	(0.524)	(0.501)	(0.492)	(0.557)	(0.571)	(0.515)	(0.554)	(0.587)	(0.778)

Net flows	0.302	0.265	0.291	0.253	0.277	0.286	0.235	0.246	0.264	0.228	0.145	(0.038)
Transfer from (to) var annuities	(0.032)	0.379	(0.007)	0.046	(0.250)	(0.243)	(0.369)	(0.399)	(0.280)	(0.287)	(0.429)	(0.359)
Interest credited	0.231	0.238	0.240	0.226	0.226	0.225	0.223	0.213	0.211	0.215	0.216	0.207
Fixed Annuities-Gross	18.680	19.563	20.088	20.612	20.864	21.132	21.221	21.281	21.476	21.633	21.565	21.375
Reinsurance Ceded	(1.770)	(1.913)	(2.003)	(2.075)	(2.169)	(2.264)	(2.353)	(2.350)	(2.333)	(2.316)	(2.297)	(2.291)

Fixed Annuities-Bal End-of-Quarter	$16.910	$17.650	$18.085	$18.537	$18.696	$18.868	$18.868	$18.930	$19.143	$19.317	$19.268	$19.084

Fixed Annuities Incremental Deposits *	$0.839	$1.072	$0.808	$0.753	$0.768	$0.767	$0.779	$0.795	$0.767	$0.767	$0.718	$0.719

Variable Annuities-Bal Beg-of-Quarter**	$35.150	$31.206	$25.942	$27.438	$26.474	$30.457	$31.709	$35.786	$37.619	$38.398	$38.698	$43.223

Gross Deposits	0.787	0.603	0.545	0.648	0.584	0.800	1.087	1.407	1.424	1.424	1.655	1.899
Withdrawals (incl charges) & deaths	(0.866)	(0.800)	(0.763)	(0.806)	(0.762)	(0.809)	(0.786)	(0.941)	(0.988)	(0.936)	(1.006)	(1.085)

Net flows	(0.079)	(0.197)	(0.217)	(0.158)	(0.178)	(0.009)	0.300	0.465	0.436	0.488	0.649	0.814
Transfer from (to) fixed annuities	0.032	(0.388)	0.000	(0.048)	0.249	0.243	0.365	0.400	0.266	0.262	0.427	0.366
Invest inc & change in mkt value	(3.897)	(4.679)	1.713	(0.759)	3.912	1.018	3.412	0.968	0.076	(0.450)	3.448	(0.729)

Var Annuities-Bal End-of-Quarter	$31.206	$25.942	$27.438	$26.474	$30.457	$31.709	$35.786	$37.619	$38.398	$38.698	$43.223	$43.673

Variable Annuities Incremental Deposits *	$0.744	$0.573	$0.528	$0.629	$0.560	$0.776	$1.053	$1.370	$1.381	$1.380	$1.624	$1.864

Total Annuities - Bal Beg-of-Quarter	$53.329	$49.887	$45.505	$47.525	$47.086	$51.321	$52.842	$57.007	$58.900	$59.875	$60.331	$64.788

Gross Deposits	1.640	1.694	1.368	1.424	1.363	1.578	1.879	2.223	2.203	2.207	2.387	2.639
Withdrawals (incl charges) & deaths	(1.417)	(1.626)	(1.294)	(1.329)	(1.263)	(1.301)	(1.343)	(1.512)	(1.503)	(1.490)	(1.593)	(1.863)

Net flows	0.223	0.068	0.074	0.095	0.099	0.277	0.536	0.712	0.701	0.716	0.794	0.776
Transfers	0.000	(0.009)	(0.006)	(0.002)	(0.002)	0.001	(0.004)	0.001	(0.014)	(0.024)	(0.002)	0.006
Interest credited & change in mkt value	(3.666)	(4.441)	1.953	(0.532)	4.137	1.243	3.634	1.181	0.288	(0.235)	3.665	(0.522)
Total Gross Annuities - Bal End-of-Quarter	49.887	45.505	47.525	47.086	51.321	52.842	57.007	58.900	59.875	60.331	64.788	65.048
Reinsurance Ceded	(1.770)	(1.913)	(2.003)	(2.075)	(2.169)	(2.264)	(2.353)	(2.350)	(2.333)	(2.316)	(2.297)	(2.291)

Total Annuities (Net of Ceded) - Bal End-of-Qtr	$48.117	$43.592	$45.523	$45.011	$49.152	$50.577	$54.654	$56.549	$57.542	$58.016	$62.491	$62.757

Total Annuities Incremental Deposits *	1.583	1.645	1.336	1.382	1.328	1.543	1.833	2.165	2.148	2.146	2.342	2.582

Var Ann Under Agree - Included above	1.175	1.083	1.186	1.355	1.637	1.820	2.166	2.463	2.618	2.692	3.127	3.407
* Incremental Deposits represent gross deposits reduced by transfers from other Lincoln Retirement products.
** Includes amounts attributable to Alliance program mutual fund net flows. Account values for the Alliance program are not included in the separate accounts reported on our balance sheet.

Fixed Annuities - excluding fixed portion of variable contracts
Deposits	$0.430	$0.559	$0.351	$0.368	$0.356	$0.344	$0.347	$0.365	$0.249	$0.220	$0.192	$0.198
Withdrawals	(0.267)	(0.516)	(0.228)	(0.208)	(0.235)	(0.238)	(0.253)	(0.269)	(0.261)	(0.286)	(0.302)	(0.454)

Net Flows	$0.163	$0.042	$0.123	$0.160	$0.121	$0.106	$0.094	$0.096	($0.013)	($0.066)	($0.110)	($0.256)

Gross Fixed Account Values	10.048	$10.219	$10.475	$10.759	$11.001	$11.226	$11.440	$11.649	$11.755	$11.811	$11.820	$11.684
Reinsurance Ceded	(1.770)	(1.913)	(2.003)	(2.075)	(2.169)	(2.264)	(2.353)	(2.350)	(2.333)	(2.316)	(2.297)	(2.291)

Net Fixed Account Values	$8.278	$8.306	$8.473	$8.684	$8.832	$8.962	$9.087	$9.299	$9.422	$9.495	$9.522	$9.392

Variable Annuities - including fixed portion of variable contracts**
Deposits	$1.210	$1.135	$1.017	$1.056	$1.007	$1.234	$1.532	$1.859	$1.954	$1.986	$2.195	$2.441
Withdrawals	(1.150)	(1.109)	(1.066)	(1.121)	(1.028)	(1.063)	(1.090)	(1.243)	(1.241)	(1.204)	(1.291)	(1.409)

Net Flows	$0.060	$0.026	($0.049)	($0.065)	($0.022)	$0.172	$0.442	$0.616	$0.713	$0.782	$0.904	$1.031

Variable Account Values	$39.839	$35.286	$37.050	$36.327	$40.320	$41.616	$45.567	$47.251	$48.120	$48.521	$52.969	$53.365

Fixed Portion of Variable Contracts
Deposits	$0.423	$0.532	$0.472	$0.408	$0.422	$0.434	$0.445	$0.452	$0.530	$0.563	$0.540	$0.541
Withdrawals	(0.284)	(0.309)	(0.303)	(0.316)	(0.266)	(0.254)	(0.304)	(0.302)	(0.253)	(0.268)	(0.284)	(0.324)

Net Flows	$0.139	$0.223	$0.169	$0.093	$0.156	$0.180	$0.141	$0.151	$0.277	$0.294	$0.255	$0.218

Fixed Portion of Variable Account Values	$8.632	$9.344	$9.612	$9.853	$9.864	$9.906	$9.781	$9.631	$9.721	$9.822	$9.746	$9.691

Average Daily Variable Account Values	$33.502	$28.023	$27.431	$26.907	$29.195	$31.490	$33.897	$37.160	$37.565	$37.675	$40.889	$43.416

Annuity Product Spread Information (1)

Net Investment Income (2)(3)	7.11%	6.87%	6.89%	6.61%	6.49%	6.42%	6.13%	6.43%	6.34%	6.14%	6.23%	6.05%
Interest Credited to Policyholders	4.92%	4.76%	4.72%	4.42%	4.29%	4.20%	4.09%	3.97%	3.93%	3.90%	3.87%	3.82%

Spread (2)(3)	2.18%	2.11%	2.17%	2.19%	2.20%	2.22%	2.04%	2.46%	2.41%	2.24%	2.36%	2.23%

(1)	For the annuity products spread, the yield on earning assets is calculated as net investment income on fixed product investment portfolios divided by average earning assets. The average crediting rate is calculated using interest credited on annuity products less bonus credits and excess DCA interest, divided by average fixed account values net of co-insured account values. Fixed account values reinsured under modified co-insurance agreements are included in account values for this calculation since assets (and therefore margin) are retained under these agreements.
(2)	The net investment income and spread reported above includes earnings from commercial mortgage loan prepayment and bond make-whole premiums. The impact of these premiums on investment income and spread was 8 bps in the 1st quarter of 2005, 17 bps in the 4th quarter of 2004, 19 bps in the 3rd quarter of 2004, 38 bps in the 2nd quarter of 2004, 7 bps in the first quarter of 2004, and 3 bps in the 4th quarter of 2003.
(3)	1st quarter 2004 includes income from contingent interest received, which contributed $13 million to net investment income or 27 bps to the yield and spread.

This is a dated document. It may not be accurate after such date and LNC does not undertake to update or keep it accurate after such date.

3/31/2005	PAGE 20

Life Insurance Segment

Income Statements

Unaudited [Millions of Dollars]

For the Year Ended December 31	2000	2001	2002	2003	2004
Revenue
Premiums	$227.3	$212.4	$203.8	$194.9	$194.0
Surrender charges	66.4	66.1	54.1	53.6	51.8
Mortality assessments	465.2	499.4	501.5	516.7	518.7
Expense assessments	191.8	191.4	199.5	201.8	208.6
Other revenue and fees	14.2	17.9	23.7	28.0	31.4
Net investment income	871.5	910.2	899.1	911.1	948.4
Realized gains (losses) on investments	(17.4)	(57.6)	(98.2)	3.6	(13.3)
Gains (losses) on derivatives		0.7	1.5	(3.6)	0.1
Gain (loss) on reinsurance derivative/trading account securities				(0.6)	(2.8)

Total Revenue	1,819.0	1,840.6	1,785.0	1,905.5	1,936.9

Benefits and Expenses
Benefits paid or provided:
Benefits	411.5	418.6	427.4	416.0	404.0
Div accum & div to policyholders	80.8	78.5	76.0	81.6	77.4
Interest credited to policy bal.	525.4	569.9	598.6	598.2	579.7

Total insurance benefits	1,017.8	1,067.0	1,101.9	1,095.8	1,061.2
Underwriting, acquisition, insurance and other expenses:
Commissions and other volume related expenses	353.7	318.4	330.2	350.1	331.1
Operating and administrative expenses	169.4	166.8	162.2	166.2	168.6
Restructuring charges		5.4		19.5	4.8
Taxes, licenses and fees	48.5	49.2	53.2	62.2	49.1
Par policyholder interests	1.1

Subtotal	572.7	539.9	545.6	598.0	553.7
Deferral of acquisition costs		(324.8)	(336.5)	(370.8)	(365.2)
DAC amortization		95.0	105.8	135.5	213.0

DAC deferral net of amortization	(286.5)	(229.8)	(230.7)	(235.2)	(152.2)
PVIF amortization	103.7	75.9	73.9	81.4	82.2

Total underwriting, acquisition, insurance and other expenses	389.9	385.9	388.8	444.2	483.7
Goodwill amortization	23.7	23.7

Total Benefits and Expenses	1,431.4	1,476.6	1,490.8	1,540.1	1,544.8

Income Before Federal Income Tax and Cumulative Effect of Accounting Change	387.6	364.0	294.2	365.4	392.0

Federal income taxes	141.6	129.2	88.1	113.9	125.3

Income Before Cumulative Effect of Accounting Change	246.0	234.8	206.1	251.5	266.7

Cumulative effect of accounting changes		(5.5)		0.6	(2.7)

Net Income	$246.0	$229.3	$206.1	$252.1	$264.0

Less:
Restructuring charges		(3.5)		(12.7)	(3.1)
Realized gains (losses) on investments	(10.7)	(38.5)	(63.8)	2.3	(8.7)
Gains (losses) on derivatives		1.6	1.0	(2.3)	0.1
Net gain (loss) on reinsurance derivative/trading account securities				(0.4)	(1.8)
Cumulative effect of accounting change		(5.5)		0.6	(2.7)

Income from Operations	$256.7	$275.3	$269.0	$264.5	$280.3

Effective tax rate on Income from Operations	36.6%	35.4%	31.2%	31.4%	32.1%

Revenue	$1,819.0	$1,840.6	$1,785.0	$1,905.5	$1,936.9
Less:
Realized gains (losses) on investments	(17.4)	(57.6)	(98.2)	3.6	(13.3)
Gains (losses) on derivatives		0.7	1.5	(3.6)	0.1
Gain (loss) on reinsurance derivative/trading account securities				(0.6)	(2.8)

Operating Revenue	$1,836.4	$1,897.5	$1,881.7	$1,906.1	$1,952.9

Average capital	$2,641.3	$2,734.4	$2,846.3	$2,849.9	$3,036.1
Net Income return on average capital	9.3%	8.4%	7.2%	8.8%	8.7%
Return on average capital	9.7%	10.1%	9.4%	9.3%	9.2%

Roll Forward of Deferred Acquisition Costs

Balance at beginning-of-period		$1,079.3	$1,265.7	$1,424.5	$1,578.3
Deferral		324.8	336.5	370.8	365.2
Amortization		(95.0)	(105.8)	(135.5)	(213.0)

Included in Total Benefits and Expenses		229.8	230.7	235.2	152.2
Adjustment related to realized (gains) losses on available-for-sale securities		43.0	39.7	(31.9)	(16.1)
Adjustment related to unrealized (gains) losses on available-for-sale securities		(89.0)	(130.9)	(49.5)	(25.6)
Other*		2.5	19.3		3.2

Balance at end-of-period		$1,265.7	$1,424.5	$1,578.3	$1,691.9

Roll Forward of Present Value of In-Force

Balance at beginning-of-period		$1,040.5	$963.9	$890.0	$808.6
Amortization		(75.9)	(73.9)	(81.4)	(82.2)
Other		(0.7)

Balance at end-of-period		$963.9	$890.0	$808.6	$726.5

*	Includes the transfer of the Legacy Life block of business from the Lincoln Retirement segment in the first quarter of 2002. 2004 reflects the DAC unlocking resulting from the implementation of SOP 03-1.

This is a dated document. It may not be accurate after such date and LNC does not undertake to update or keep it accurate after such date.

3/31/2005	PAGE 21

Life Insurance Segment

Income Statements

Unaudited [Millions of Dollars]

For the Quarter Ended	Mar 2003	Jun 2003	Sep 2003	Dec 2003	Mar 2004	Jun 2004	Sep 2004	Dec 2004	Mar 2005
Revenue
Premiums	$47.8	$49.7	$45.2	$52.2	$47.9	$48.3	$44.3	$53.6	$45.6
Surrender charges	11.4	12.4	13.7	16.1	13.8	12.7	11.1	14.2	12.0
Mortality assessments	129.7	128.4	130.2	128.4	128.5	129.6	130.1	130.5	133.3
Expense assessments	48.3	49.6	48.9	55.0	49.8	51.0	49.8	58.0	48.8
Other revenue and fees	5.8	7.3	6.4	8.4	7.8	8.2	7.3	8.1	8.2
Net investment income	227.6	229.0	226.4	228.1	235.7	234.9	238.4	239.4	236.3
Realized gains (losses) on investments	(12.7)	(2.6)	(1.7)	20.5	(3.9)	(5.8)	(2.6)	(1.0)	(5.0)
Gains (losses) on derivatives	(0.5)	0.3	(0.3)	(3.1)			0.1		0.6
Gain (loss) on reinsurance derivative/trading account securities				(0.6)	(0.3)		(1.8)	(0.7)	0.7

Total Revenue	457.5	474.0	468.9	505.0	479.2	478.9	476.8	502.0	480.4

Benefits and Expenses
Benefits paid or provided:
Benefits	103.8	110.5	118.5	83.2	97.4	104.4	95.8	106.4	97.4
Div accum & div to policyholders	14.4	17.6	15.9	33.8	18.5	18.6	16.7	23.6	18.4
Interest credited to policy bal.	150.1	149.8	150.7	147.5	144.8	143.9	143.8	147.1	145.8

Total insurance benefits	268.3	277.9	285.1	264.5	260.7	267.0	256.3	277.2	261.6
Underwriting, acquisition, insurance and other expenses:
Commissions and other volume related expenses	86.6	73.8	82.7	106.9	78.0	73.0	80.7	99.4	77.2
Operating and administrative expenses	40.6	38.5	41.7	45.4	38.5	40.7	46.5	42.9	40.7
Restructuring charges	5.5	7.3	2.5	4.2	2.7	0.5	0.9	0.7	0.9
Taxes, licenses and fees	14.4	13.8	16.1	18.0	12.4	11.5	12.8	12.5	14.7

Subtotal	147.1	133.4	143.0	174.4	131.6	125.8	140.9	155.4	133.5
Deferral of acquisition costs	(91.0)	(79.7)	(88.0)	(112.1)	(83.7)	(81.1)	(90.8)	(109.7)	(85.0)
DAC amortization	47.0	29.5	21.1	38.0	48.7	43.8	64.9	55.7	59.8

DAC deferral net of amortization	(44.0)	(50.2)	(66.9)	(74.1)	(35.0)	(37.3)	(25.9)	(54.0)	(25.2)
PVIF amortization	17.4	17.2	26.9	19.9	18.5	17.5	29.8	16.4	15.5

Total underwriting, acquisition, insurance and other expenses	120.5	100.4	103.0	120.2	115.1	105.9	144.9	117.7	123.9

Total Benefits and Expenses	388.8	378.3	388.1	384.8	375.8	372.9	401.2	394.9	385.4

Income Before Federal Income Tax and Cumulative Effect of Accounting Change	68.7	95.7	80.8	120.3	103.4	106.0	75.5	107.1	94.9

Federal income taxes	20.2	30.1	24.9	38.7	33.1	34.0	23.5	34.7	30.3

Income Before Cumulative Effect of Accounting Change	48.5	65.6	55.8	81.6	70.3	72.0	52.0	72.4	64.6

Cumulative effect of accounting change				0.6	(2.7)

Net Income	$48.5	$65.6	$55.8	$82.2	$67.5	$72.0	$52.0	$72.4	$64.6

Less:
Restructuring charges	(3.6)	(4.7)	(1.6)	(2.7)	(1.8)	(0.4)	(0.6)	(0.4)	(0.6)
Realized gains (losses) on investments	(8.1)	(1.9)	(1.1)	13.4	(2.6)	(3.8)	(1.7)	(0.7)	(3.5)
Gains (losses) on derivatives	(0.5)	0.4	(0.2)	(2.0)			0.1		0.6
Net gain (loss) on reinsurance derivative/trading account securities				(0.4)	(0.2)		(1.2)	(0.4)	0.4
Cumulative effect of accounting change				0.6	(2.7)

Income from Operations	$60.7	$71.8	$58.7	$73.4	$74.8	$76.2	$55.4	$74.0	$67.7

Effective tax rate on Income from Operations	30.6%	31.8%	31.1%	31.8%	32.2%	32.2%	31.4%	32.4%	32.1%

Revenue	$457.5	$474.0	$468.9	$505.0	$479.2	$478.9	$476.8	$502.0	$480.4
Less:
Realized gains (losses) on investments	(12.7)	(2.6)	(1.7)	20.5	(3.9)	(5.8)	(2.6)	(1.0)	(5.0)
Gains (losses) on derivatives	(0.5)	0.3	(0.3)	(3.1)			0.1		0.6
Gain (loss) on reinsurance derivative/trading account securities				(0.6)	(0.3)		(1.8)	(0.7)	0.7

Operating Revenue	$470.7	$476.2	$470.8	$488.2	$483.4	$484.8	$481.1	$503.7	$484.2

Average capital	$2,864.2	$2,792.7	$2,849.0	$2,893.7	$2,927.4	$2,993.5	$3,086.4	$3,137.0	$3,300.3
Net Income return on average capital	$0.1	$0.1	$0.1	$0.1	$0.1	$0.1	$0.1	$0.1	$0.1
Income from operations return on average capital	8.5%	10.3%	8.2%	10.1%	10.2%	10.2%	7.2%	9.4%	8.2%

Roll Forward of Deferred Acquisition Costs

Balance at beginning-of-quarter	$1,424.5	$1,447.7	$1,381.3	$1,483.4	$1,578.3	$1,534.8	$1,734.8	$1,646.4	$1,691.9
Deferral	91.0	79.7	88.0	112.1	83.7	81.1	90.8	109.7	85.0
Amortization	(47.0)	(29.5)	(21.1)	(38.0)	(48.7)	(43.8)	(64.9)	(55.7)	(59.8)

Included in Total Benefits and Expenses	44.0	50.2	66.9	74.1	35.0	37.3	25.9	54.0	25.2
Adjustment related to realized (gains) losses on available-for-sale securities	7.0	(0.3)	(27.6)	(11.0)	(3.8)	(2.4)	(5.1)	(5.0)	(2.0)
Adjustment related to unrealized (gains) losses on available-for-sale securities	(27.9)	(116.3)	62.8	31.9	(77.6)	165.0	(109.0)	(3.7)	71.6
Other*					3.0	0.2	(0.1)	0.2

Balance at end-of-quarter	$1,447.7	$1,381.3	$1,483.4	$1,578.3	$1,534.8	$1,734.8	$1,646.4	$1,691.9	$1,786.7

Roll Forward of Present Value of In-Force

Balance at beginning-of-quarter	$890.1	$872.7	$855.5	$828.5	$808.6	$790.1	$772.6	$742.8	$726.5
Amortization	(17.4)	(17.2)	(26.9)	(19.9)	(18.5)	(17.5)	(29.8)	(16.4)	(15.5)
Other	0.1

Balance at end-of-quarter	$872.7	$855.5	$828.5	$808.6	$790.1	$772.6	$742.8	$726.5	$710.9

*	First quarter of 2004 reflects the DAC unlocking resulting from the implementation of SOP 03-1.

This is a dated document. It may not be accurate after such date and LNC does not undertake to update or keep it accurate after such date.

3/31/2005	PAGE 22

Life Insurance Segment

Operational Data

Unaudited [Millions of Dollars]

For the Year Ended December 31	2000	2001	2002	2003	2004
First Year Premiums by Product (Millions)
Universal Life
Excluding MoneyGuard	$195.1	$184.7	$356.9	$417.0	$401.1
MoneyGuard	94.1	107.9	138.4	224.7	244.5

Total	289.3	292.7	495.3	641.6	645.6
Variable Universal Life	218.7	228.6	134.5	79.4	84.8
Whole Life	22.4	26.3	30.3	34.4	41.2
Term	41.9	30.8	32.3	40.2	41.0

Total Retail	572.3	578.4	692.3	795.7	812.6
Corporate Owned Life Insurance (COLI)	87.0	47.3	88.1	125.6	73.7

Total	$659.3	$625.6	$780.4	$921.3	$886.2

First Year Premiums by Distribution (Millions)
Lincoln Financial Advisors	$200.6	$196.1	$201.7	$223.5	$209.3
Lincoln Financial Distributors	444.7	413.0	556.3	631.9	623.7
Other*	14.0	16.6	22.4	65.8	53.2

Total by Distribution	$659.3	$625.6	$780.4	$921.3	$886.2

Life Insurance In-Force (Billions)
Universal Life & Other	$115.872	$121.168	$126.016	$129.623	$132.120
Term Insurance	100.130	113.226	127.880	151.717	172.459

Total Life Segment In-Force	$216.002	$234.394	$253.896	$281.340	$304.579

For the Quarter Ended	Jun 2002	Sep 2002	Dec 2002	Mar 2003	Jun 2003	Sep 2003	Dec 2003	Mar 2004	Jun 2004	Sep 2004	Dec 2004	Mar 2005
First Year Premiums by Product (Millions)

Universal Life
Excluding MoneyGuard	$63.8	$98.0	$137.8	$84.5	$93.8	$114.2	$124.5	$95.7	$100.7	$90.1	$114.5	$87.1
MoneyGuard	35.1	34.9	39.3	46.3	48.9	58.2	71.4	56.2	61.1	60.7	66.6	49.4

Total	98.9	132.9	177.1	130.8	142.7	172.3	195.9	151.9	161.8	150.8	181.1	136.4
Variable Universal Life	42.4	26.1	27.0	24.4	14.1	16.6	24.4	22.5	17.7	17.2	27.5	25.9
Whole Life	6.4	7.7	11.0	6.5	7.1	8.5	12.3	10.8	7.6	9.7	13.1	7.8
Term	8.1	7.3	8.1	9.1	9.6	10.5	10.9	10.5	10.6	10.4	9.4	9.2

Total Retail	155.8	174.0	223.2	170.7	173.5	208.0	243.5	195.6	197.8	188.1	231.2	179.3
Corporate Owned Life Insurance (COLI)	46.6	7.8	26.8	10.6	61.8	23.7	29.6	14.2	9.9	29.2	20.4	24.8

Total	$202.4	$181.8	$249.9	$181.3	$235.3	$231.7	$273.1	$209.8	$207.6	$217.3	$251.5	$204.1

First Year Premiums by Distribution (Millions)
Lincoln Financial Advisors	$48.3	$46.9	$64.9	$42.1	$46.8	$66.2	$68.5	47.7	$47.2	$48.2	$66.1	$43.1
Lincoln Financial Distributors	151.6	132.7	171.1	131.7	148.3	156.8	195.2	151.4	152.9	152.0	167.4	149.7
Other*	2.6	2.2	13.9	7.5	40.2	8.7	9.4	10.6	7.5	17.1	18.0	11.3

Total by Distribution	$202.4	$181.8	$249.9	$181.3	$235.3	$231.7	$273.1	$209.8	$207.6	$217.3	$251.5	$204.1

Insurance In-Force (Billions)
Universal Life & Other	$123.674	$124.085	$126.016	$126.414	$127.276	$127.855	$129.623	$129.669	$130.294	$130.989	$132.120	$132.436
Term Insurance	121.076	123.945	127.880	133.251	139.191	145.480	151.717	157.338	162.953	167.979	172.459	176.541

Total Segment In-Force	$244.750	$248.030	$253.896	$259.666	$266.467	$273.335	$281.340	$287.007	$293.247	$298.967	$304.579	$308.976

*	Other consists of distribution arrangements with third-party intermediaries.

This is a dated document. It may not be accurate after such date and LNC does not undertake to update or keep it accurate after such date.

3/31/2005	PAGE 23

Life Insurance Segment

Life Insurance Account Value Rollforward

Unaudited [Billions of Dollars]

	2000	2001	2002	2003	2004
Universal Life-Bal Beg-of-Year	$6.650	$6.976	$7.508	$8.211	$9.030

Deposits	0.955	1.043	1.332	1.532	1.433
Withdrawals & deaths	(0.426)	(0.319)	(0.426)	(0.437)	(0.474)

Net flows	0.528	0.724	0.906	1.095	0.959
Policyholder assessments	(0.584)	(0.598)	(0.648)	(0.702)	(0.753)
Interest credited	0.382	0.405	0.428	0.427	0.413
Acq of new business/transfers between segments			0.018

Universal Life-Bal End of Year (1)	$6.976	$7.508	$8.211	$9.030	$9.648

Variable Universal Life-Bal Beg-of-Year	$1.605	$1.808	$1.746	$1.690	$2.195

Deposits	0.607	0.584	0.504	0.448	0.560
Withdrawals & deaths	(0.132)	(0.251)	(0.193)	(0.208)	(0.315)

Net flows	0.475	0.332	0.311	0.240	0.245
Policyholder assessments	(0.141)	(0.170)	(0.186)	(0.191)	(0.194)
Invest inc & chg in mkt value	(0.130)	(0.225)	(0.313)	0.457	0.273
Acq of new business/transfers between segments			0.132

Variable Universal Life-Bal End-of-Year	$1.808	$1.746	$1.690	$2.195	$2.520

Interest Sensitive Whole Life-Bal Beg-of-Year	$1.963	$2.062	$2.123	$2.186	$2.195

Deposits	0.322	0.307	0.301	0.279	0.250
Withdrawals & deaths	(0.168)	(0.200)	(0.199)	(0.236)	(0.207)

Net flows	0.154	0.107	0.103	0.043	0.043
Policyholder assessments	(0.168)	(0.164)	(0.167)	(0.159)	(0.149)
Interest credited	0.113	0.118	0.127	0.125	0.126
Acq of new business/transfers between segments

Int Sensitive Whole Life-Bal End-of-Year	$2.062	$2.123	$2.186	$2.195	$2.214

Total Segment-Life Insurance Account Values
Bal Beg-of-Year	$10.217	$10.847	$11.377	$12.086	$13.420

Deposits	1.884	1.934	2.138	2.259	2.243
Withdrawals & deaths	(0.727)	(0.771)	(0.818)	(0.881)	(0.996)

Net flows	1.158	1.163	1.320	1.377	1.247
Policyholder assessments	(0.893)	(0.931)	(1.002)	(1.053)	(1.096)
Invest inc & change in market value	0.364	0.299	0.241	1.009	0.812
Acq of new business/transfers between segments			0.150

Total Segment-Bal End-of-Year	$10.847	$11.377	$12.086	$13.420	$14.382

Life Product Spread Information (2)

Interest Sensitive Products
Net Investment Income (3)(4)		7.63%	7.30%	6.97%	6.67%
Interest Credited to Policyholders		5.86%	5.77%	5.36%	4.85%

Spread (3)(4)		1.77%	1.53%	1.61%	1.81%

Traditional Products
Net Investment Income (3)(4)		7.49%	7.42%	6.99%	6.90%

(1)	Includes fixed investment option of VUL products.
(2)	Interest Sensitive Products - For the life products spread, the yield on earning assets is calculated as net investment income on fixed product investment portfolios divided by average earning assets. The average crediting rate is calculated using interest credited on life products divided by average fixed account values. Traditional Products - the yield on earning assets is calculated as net investment income on non-par investment portfolios divided by average earning assets. As of year ends 2001, 2002, 2003, and 2004, interest sensitive products represented 86%, 87%, 88%, and 88%, respectively, of total interest sensitive and traditional non-par earning assets.
(3)	The net investment income and spread reported above includes earnings from commercial mortgage loan prepayment and bond make-whole premiums. The impact of these premiums on investment income and spread for interest sensitive products was 20 bps in 2004, 3 bps in 2003, 4 bps in 2002, and 6 bps in 2001. The impact for traditional products was 18 bps in 2004, 6 bps in 2003, 5 bps in 2002, and 13 bps in 2001.
(4)	2004 includes income from contingent interest received, which contributed $6.5 million to net investment income or 6 bps to the yield and spread on Interest Sensitive Products and $2.4 million to net investment income or 17 bps to the yield and spread on Traditional Products.

This is a dated document. It may not be accurate after such date and LNC does not undertake to update or keep it accurate after such date.

3/31/2005	PAGE 24

Life Insurance Segment

Life Insurance Account Value Roll Forward

Unaudited [Billions of Dollars]

	Jun 2002	Sep 2002	Dec 2002	Mar 2003	Jun 2003	Sep 2003	Dec 2003	Mar 2004	Jun 2004	Sep 2004	Dec 2004	Mar 2005
Universal Life-Bal Beg-of-Quarter	$7.622	$7.838	$7.987	$8.211	$8.359	$8.542	$8.782	$9.030	$9.175	$9.308	$9.444	$9.648

Deposits	0.364	0.310	0.410	0.316	0.350	0.426	0.440	0.342	0.345	0.333	0.413	0.321
Withdrawals & deaths	(0.096)	(0.108)	(0.125)	(0.107)	(0.101)	(0.117)	(0.113)	(0.117)	(0.128)	(0.112)	(0.117)	(0.115)

Net flows	0.268	0.201	0.286	0.210	0.249	0.309	0.327	0.225	0.217	0.221	0.296	0.207
Policyholder assessments	(0.158)	(0.162)	(0.170)	(0.168)	(0.171)	(0.178)	(0.185)	(0.183)	(0.187)	(0.188)	(0.196)	(0.194)
Interest credited	0.106	0.110	0.108	0.106	0.106	0.108	0.106	0.103	0.102	0.103	0.105	0.103
Acq of new business/transfers between segments

Universal Life-Bal End-of-Quarter (1)	$7.838	$7.987	$8.211	$8.359	$8.542	$8.782	$9.030	$9.175	$9.308	$9.444	$9.648	$9.764

Variable Universal Life-Bal Beg of Quarter	$1.919	$1.776	$1.575	$1.690	$1.689	$1.930	$1.991	$2.195	$2.249	$2.277	$2.275	$2.520
Deposits	0.147	0.102	0.126	0.118	0.114	0.093	0.123	0.106	0.108	0.156	0.192	0.130
Withdrawals & deaths	(0.057)	(0.034)	(0.047)	(0.036)	(0.050)	(0.048)	(0.074)	(0.073)	(0.042)	(0.089)	(0.111)	(0.069)

Net flows	0.090	0.068	0.079	0.082	0.064	0.045	0.049	0.032	0.066	0.067	0.081	0.061
Policyholder assessments	(0.046)	(0.046)	(0.047)	(0.049)	(0.048)	(0.046)	(0.049)	(0.048)	(0.048)	(0.048)	(0.050)	(0.049)
Invest inc & chg in mkt value	(0.186)	(0.224)	0.083	(0.034)	0.225	0.062	0.204	0.070	0.011	(0.021)	0.214	(0.031)
Acq of new business/transfers between segments

Variable Universal Life - Bal End-of-Quarter	$1.776	$1.575	$1.690	$1.689	$1.930	$1.991	$2.195	$2.249	$2.277	$2.275	$2.520	$2.500

Interest Sensitive Whole Life - Bal Beg-of-Quarter	$2.126	$2.145	$2.164	$2.186	$2.185	$2.191	$2.185	$2.195	$2.182	$2.185	$2.193	$2.214
Deposits	0.066	0.073	0.100	0.051	0.062	0.067	0.098	0.054	0.055	0.059	0.082	0.061
Withdrawals & deaths	(0.039)	(0.045)	(0.063)	(0.046)	(0.050)	(0.066)	(0.073)	(0.063)	(0.047)	(0.047)	(0.050)	(0.068)

Net flows	0.026	0.027	0.037	0.005	0.012	0.001	0.026	(0.009)	0.008	0.012	0.032	(0.007)
Policyholder assessments	(0.039)	(0.040)	(0.046)	(0.036)	(0.038)	(0.039)	(0.047)	(0.036)	(0.036)	(0.036)	(0.041)	(0.045)
Interest credited	0.032	0.031	0.031	0.030	0.032	0.032	0.031	0.032	0.031	0.032	0.030	0.039

Int Sensitive Whole Life-Bal End-of-Quarter	$2.145	$2.164	$2.186	$2.185	$2.191	$2.185	$2.195	$2.182	$2.185	$2.193	$2.214	$2.201

Total Segment-Life Insurance Account Values
Bal Beg-of-Quarter	$11.667	$11.759	$11.726	$12.086	$12.233	$12.663	$12.958	$13.420	$13.606	$13.770	$13.912	$14.382
Deposits	0.577	0.484	0.636	0.486	0.526	0.586	0.661	0.501	0.507	0.548	0.686	0.512
Withdrawals & deaths	(0.192)	(0.187)	(0.234)	(0.190)	(0.202)	(0.231)	(0.259)	(0.254)	(0.217)	(0.248)	(0.278)	(0.252)

Net flows	0.385	0.297	0.402	0.296	0.324	0.355	0.402	0.248	0.291	0.300	0.408	0.260
Policyholder assessments	(0.244)	(0.248)	(0.263)	(0.252)	(0.257)	(0.262)	(0.280)	(0.267)	(0.271)	(0.272)	(0.287)	(0.287)
Invest inc & change in market value	(0.049)	(0.082)	0.222	0.103	0.363	0.202	0.341	0.205	0.145	0.114	0.348	0.111
Acq of new business/transfers between segments

Total Segment-Bal End-of-Quarter	$11.759	$11.726	$12.086	$12.233	$12.663	$12.958	$13.420	$13.606	$13.770	$13.912	$14.382	$14.466

Life Product Spread Information (2)

Interest Sensitive Products
Net Investment Income (3)(4)	7.39%	7.26%	7.15%	7.21%	7.09%	6.90%	6.73%	6.84%	6.70%	6.62%	6.50%	6.32%
Interest Credited to Policyholders	5.83%	5.82%	5.63%	5.56%	5.43%	5.37%	5.12%	4.97%	4.89%	4.79%	4.80%	4.75%

Spread (3)(4)	1.56%	1.44%	1.52%	1.65%	1.65%	1.53%	1.61%	1.87%	1.81%	1.83%	1.69%	1.57%

Traditional Products
Net Investment Income (3)(4)	7.37%	7.58%	7.28%	7.16%	7.13%	6.99%	6.72%	7.33%	6.61%	6.97%	6.60%	6.43%

(1)	Includes fixed investment option of VUL products.

(2)	Interest Sensitive Products - For the life products spread, the yield on earning assets is calculated as net investment income on fixed product investment portfolios divided by average earning assets. The average crediting rate is calculated using interest credited on life products divided by average fixed account values. Traditional Products - the yield on earning assets is calculated as net investment income on non-par investment portfolios divided by average earning assets. As of March 31, 2005, interest sensitive products represented 88% of total interest sensitive and traditional non-par earning assets.

(3)	The net investment income and spread reported above includes earnings from commercial mortgage loan prepayment and bond make-whole premiums. The impact of these premiums on investment income and spread for interest sensitive products was 0 bps in the 1st quarter of 2005, 13 bps in the 4th quarter of 2004, 29 bps in the 3rd quarter of 2004, 32 bps in the 2nd quarter of 2004, 7 bps in the 1st quarter of 2004, and 1 bp in the 4th quarter of 2003. There was an impact on traditional products of 5 bps in the 1st quarter of 2005, 7 bps in the 4th quarter of 2004, 59 bps in the 3rd quarter of 2004, 5 bps in the 2nd quarter of 2004, 0 bps in the 1st quarter of 2004, and 10 bps during the 4th quarter of 2003.

(4)	First quarter 2004 includes income from contingent interest received, which contributed $6.5 million to net investment income or 25 bps to the yield and spread on Interest Sensitive Products and $2.4 million to net investment income or 72 bps to the yield and spread on Traditional Products.

This is a dated document. It may not be accurate after such date and LNC does not undertake to update or keep it accurate after such date.

3/31/2005	PAGE 25

Investment Management

Income Statements

Unaudited [Millions of Dollars]

For the Year Ended December 31	2000	2001	2002	2003	2004
Revenue

Investment advisory fees - External	$231.6	$197.2	$183.3	$205.0	$252.5
Investment advisory fees - Insurance-related Assets	112.4	105.0	97.7	101.2	105.8
Other revenue and fees	61.2	51.7	46.5	72.8	66.2
Surrender charges	2.8	2.2	2.4	2.3	1.9
Expense assessments	52.0	45.3	38.1	42.8	56.8
Net investment income	57.7	53.6	50.5	49.9	51.7
Realized gains (losses) on investments	(3.9)	(3.7)	(5.4)	0.4	(0.7)
Sale of subsidiary					110.8

Total Revenue	513.7	451.2	413.1	474.4	644.9

Benefits and Expenses
Interest credited to policy bal.	40.5	38.7	31.3	26.4	26.9
Underwriting, acquisition, insurance and other expenses:
Commissions and other volume related expenses	32.1	31.6	35.5	42.2	53.0
Operating and administrative expenses	361.6	344.6	335.5	368.7	392.9
Restructuring charges	7.1	0.6	(0.4)	7.1	1.2
Deferral of acquisition costs	(9.3)	(4.7)	(9.2)	(22.8)	(27.1)
Taxes, licenses and fees	11.6	16.8	13.0	10.3	17.0

Subtotal	403.1	388.8	374.5	405.5	437.1
Other intangibles amortization	16.3	10.8	8.2	7.9	9.7

Total underwriting, acquisition, insurance and other expenses	419.4	399.6	382.8	413.4	446.8
Goodwill amortization	16.2	16.2

Total Benefits and Expenses	476.1	454.6	414.0	439.8	473.7

Income before federal income tax and cumulative effect of accounting change	37.6	(3.3)	(0.9)	34.6	171.2

Federal income taxes	19.8	5.5	0.5	4.5	82.8

Income Before Cumulative Effect of Accounting Change	17.9	(8.9)	(1.4)	30.2	88.4

Cumulative effect of accounting change		(0.1)

Net Income	$17.9	$(9.0)	$(1.4)	$30.2	$88.4

Less:
Realized gains (losses) on investments	(2.5)	(2.4)	(3.5)	0.3	(0.5)
Gain on sale of subsidiary					46.1
Restructuring charges	(4.6)	(0.4)	0.3	(4.6)	(0.8)
Cumulative effect of accounting change		(0.1)

Income from Operations	$25.0	$(6.1)	$1.8	$34.5	$43.6

Revenue	$513.7	$451.2	$413.1	$474.4	$644.9
Less:
Realized gains (losses) on investments	(3.9)	(3.7)	(5.4)	0.4	(0.7)
Sale of subsidiary					110.8

Operating Revenue	$517.6	$454.9	$418.5	$474.0	$534.9

Average Capital (Securities at Cost)	$582.0	$557.0	$581.2	$602.4	$610.9
Net Income return on average capital	3.1%	(1.6%)	(0.2%)	5.0%	14.5%
Income from Operations return on average capital	4.3%	(1.1%)	0.3%	5.7%	7.1%

Roll Forward of Deferred Acquisition Costs

Balance at beginning-of-period	$73.5	$81.1	$85.6	$90.8	$91.8
Deferral	36.4	35.6	42.0	42.0	51.4
Amortization	(27.1)	(30.8)	(32.9)	(19.2)	(24.3)

Included in Total Benefits and Expenses	9.3	4.8	9.2	22.8	27.1
Adjustment related to realized (gains) losses on available-for-sale securities	0.7	1.6	2.3	0.5	(1.3)
Adjustment related to unrealized (gains) losses on available-for-sale securities	(2.4)	(1.8)	(6.3)	(22.2)	2.7

Balance at end-of-period	$81.1	$85.6	$90.8	$91.8	$120.4

Certain reclassifications have been made to present financial information for the Investment Management segment’s 401(k) Director product on a basis consistent with the reporting for similar products in the Retirement and Life Insurance segments.

This is a dated document. It may not be accurate after such date and LNC does not undertake to update or keep it accurate after such date.

3/31/2005	PAGE 26

Investment Management

Income Statements

Unaudited [Millions of Dollars]

For the Quarter Ended	Mar 2003	Jun 2003	Sep 2003	Dec 2003	Mar 2004	Jun 2004	Sep 2004	Dec 2004	Mar 2005
Revenue
Investment advisory fees - External	$44.2	$49.4	$53.2	$58.3	$62.7	$66.4	$67.4	$56.0	$59.4
Investment advisory fees - Insurance-related Assets	24.1	25.4	25.5	26.2	26.5	26.1	26.4	26.8	24.8
Other revenue and fees	11.8	18.4	18.9	23.7	19.1	16.7	13.7	16.7	16.0
Surrender charges	0.6	0.4	0.5	0.7	0.5	0.5	0.4	0.5	0.7
Expense assessments	9.6	10.6	10.2	12.4	14.1	14.7	12.5	15.5	16.6
Net investment income	12.1	12.1	13.2	12.5	12.2	14.6	12.7	12.3	12.9
Realized gains (losses) on investments	(0.4)	0.1	0.2	0.5	(2.3)	1.8	(0.3)	0.1	(0.4)
Sale of subsidiary							110.3	0.5

Total Revenue	102.1	116.4	121.7	134.3	132.9	140.8	242.9	128.3	130.0

Benefits and Expenses
Interest credited to policy bal.	6.6	6.6	6.6	6.6	6.6	6.7	6.9	6.8	6.8
Underwriting, acquisition, insurance and other expenses:
Commissions and other volume related expenses	9.9	9.9	10.4	12.0	14.0	14.4	12.9	11.7	13.3
Operating and administrative expenses	84.0	93.0	92.7	99.1	96.1	98.5	98.1	100.2	96.4
Restructuring charges			5.3	1.7	1.5			(0.3)
Deferral of acquisition costs	(5.3)	(5.1)	(8.0)	(4.4)	(5.6)	(8.1)	(9.5)	(3.9)	(3.3)
Taxes, licenses and fees	3.0	2.8	2.4	2.1	3.9	5.5	4.6	3.1	4.4

Subtotal	91.6	100.7	102.8	110.4	110.0	110.4	106.0	110.7	110.9
Other intangibles amortization	2.0	2.0	2.0	2.0	2.0	2.0	2.0	3.8	1.9

Total underwriting, acquisition, insurance and other expenses	93.6	102.6	104.7	112.4	111.9	112.3	108.0	114.5	112.8

Total Benefits and Expenses	100.2	109.2	111.3	119.1	118.5	119.0	114.8	121.4	119.6

Income Before Federal Income Tax and Cumulative Effect of Accounting Change	1.9	7.2	10.3	15.2	14.4	21.8	128.1	7.0	10.4

Federal income taxes	0.8	2.6	4.0	(3.0)	4.3	7.3	70.0	1.1	3.2

Income Before Cumulative Effect of Accounting Change	1.0	4.6	6.3	18.2	10.0	14.5	58.1	5.8	7.1

Cumulative effect of accounting change

Net Income	$1.0	$4.6	$6.3	$18.2	$10.0	$14.5	$58.1	$5.8	$7.1

Less:
Realized gains (losses) on investments	(0.3)		0.1	0.3	(1.5)	1.2	(0.2)	0.1	(0.3)
Gain on sale of subsidiary							45.8	0.3
Restructuring charges			(3.5)	(1.1)	(1.0)			0.2

Income from Operations	$1.3	$4.5	$9.7	$19.0	$12.5	$13.4	$12.5	$5.2	$7.4

Net Income -before
Intangible Amortization	$2.4	$5.8	$7.6	$19.5	$11.3	$15.8	$59.3	$7.4	$8.4
Income from Operations -before
Intangible Amortization	$2.6	$5.8	$11.0	$20.3	$13.8	$14.6	$13.8	$6.8	$8.6

Revenue	$102.1	$116.4	$121.7	$134.3	$132.9	$140.8	$242.9	$128.3	$130.0
Less:
Realized gains (losses) on investments	(0.4)	0.1	0.2	0.5	(2.3)	1.8	109.9	0.1	(0.4)
Sale of Subsidiary								0.5

Operating Revenue	$102.5	$116.3	$121.4	$133.8	$135.2	$139.0	$133.0	$127.7	$130.4

Average Capital (Securities at Cost)	$597.7	$588.6	$600.4	$623.0	$634.2	$634.8	$627.2	$547.3	$548.0
Net Income return on average capital	0.7%	3.1%	4.2%	11.7%	6.3%	9.1%	37.0%	4.3%	5.2%
Income from operations return on average capital	0.9%	3.1%	6.4%	12.2%	7.9%	8.4%	8.0%	3.8%	5.4%

Roll Forward of Deferred Acquisition Costs

Balance at beginning-of-quarter	$90.8	$79.5	$65.5	$81.9	$91.8	$84.2	$120.1	$115.3	$120.4
Deferral	8.8	9.0	13.9	10.2	11.7	13.4	12.5	13.8	12.2
Amortization	(3.5)	(4.0)	(5.9)	(5.8)	(6.1)	(5.3)	(3.0)	(10.0)	(8.9)

Included in Total Benefits and Expenses	5.3	5.1	8.0	4.4	5.6	8.1	9.5	3.9	3.3
Adjustment related to realized (gains) losses on available-for-sale securities	1.1	0.7	(1.1)	(0.2)	(3.6)	2.4	0.4	(0.5)	0.4
Adjustment related to unrealized (gains) losses on available-for-sale securities	(17.7)	(19.8)	9.5	5.7	(9.6)	25.4	(14.8)	1.7	9.8

Balance at end-of-quarter	$79.5	$65.5	$81.9	$91.8	$84.2	$120.1	$115.3	$120.4	$133.8

Certain reclassifications have been made to present financial information for the Investment Management segment’s 401(k) Director product on a basis consistent with the reporting for similar products in the Retirement and Life Insurance segments.

This is a dated document. It may not be accurate after such date and LNC does not undertake to update or keep it accurate after such date.

3/31/2005	PAGE 27

Investment Management

Assets Under Management Rollforward

Unaudited [Billions of Dollars]

	2000	2001	2002	2003	2004
Retail Fixed - Bal Beg-of-Period	$7.422	$6.605	$7.118	$7.631	$8.186

Fund Sales	0.769	0.876	1.218	1.792	1.882
Redemptions	(1.401)	(1.051)	(1.182)	(1.442)	(1.520)
Net Money Market	(0.207)	(0.046)	(0.050)	(0.028)	(0.113)
Transfers	(0.168)	0.405	0.206	(0.168)	(0.212)

Net Flows	(1.007)	0.184	0.192	0.154	0.037
Market	0.096	0.330	0.321	0.401	0.290
Transfer of Assets Under Administration(1)	0.094				(0.256)

Balance End-of-Period	$6.605	$7.118	$7.631	$8.186	$8.257

Retail Equity - Bal Beg-of-Period	$23.384	$21.525	$17.990	$14.917	$20.887

Fund Sales	4.117	2.817	4.477	3.791	7.110
Redemptions	(4.431)	(2.838)	(3.690)	(2.830)	(4.054)
Transfers	(0.178)	(0.538)	(0.173)	0.156	0.042

Net Flows	(0.492)	(0.560)	0.614	1.117	3.099
Market	(1.709)	(2.975)	(3.688)	4.854	3.256
Sale of subsidiary/Transfer of Assets Under Administration (1) (2)	0.342				(1.112)

Balance at End-of-Period	$21.525	$17.990	$14.917	$20.887	$26.130

Total Retail - Bal Beg-of-Period	$30.807	$28.129	$25.108	$22.547	$29.073

Retail Sales-Annuities	1.782	1.701	2.751	2.151	2.757
Retail Sales-Mutual Funds	2.577	1.523	1.829	2.315	3.235
Retail Sales-Managed Acct. & Other	0.525	0.469	1.115	1.116	2.999

Total Retail Sales	4.885	3.693	5.695	5.583	8.992
Redemptions	(5.832)	(3.889)	(4.873)	(4.272)	(5.574)
Net Money Market	(0.206)	(0.046)	(0.050)	(0.028)	(0.113)
Transfers	(0.346)	(0.133)	0.033	(0.012)	(0.170)

Net Flows	(1.500)	(0.375)	0.806	1.271	3.136
Market	(1.613)	(2.646)	(3.366)	5.255	3.546
Sale of subsidiary/Transfer of Assets Under Administration (1) (2)	0.435				(1.368)

Balance at End-of-Period(1) (2)	$28.129	$25.108	$22.547	$29.073	$34.387

Institutional Fixed - Bal Beg-of-Period	$6.936	$6.111	$5.489	$7.237	$8.399

Inflows	0.771	0.643	2.281	1.937	5.134
Withdrawals/Terminations	(1.973)	(1.229)	(1.146)	(1.226)	(0.593)
Transfers	(0.005)	0.017	0.004	0.005	0.009

Net Flows (2)	(1.207)	(0.569)	1.139	0.716	4.549
Market	0.382	(0.053)	0.608	0.447	0.135
Sale of Subsidiary (2)					(3.124)

Balance at End-of-Period (2)	$6.111	$5.489	$7.237	$8.399	$9.960

Institutional Equity - Bal Beg-of-Period	$23.632	$19.114	$17.815	$16.711	$25.322

Inflows	2.730	3.183	2.913	3.922	6.155
Withdrawals/Terminations	(7.209)	(2.879)	(1.991)	(2.178)	(3.583)
Transfers	(0.008)	0.035	0.045	0.018	0.057

Net Flows	(4.486)	0.338	0.967	1.762	2.629
Market	(0.031)	(1.637)	(2.071)	6.849	2.394
Sale of Subsidiary (2)					(18.664)

Balance at End-of-Period	$19.114	$17.815	$16.711	$25.322	$11.682

Total Institutional - Bal Beg-of-Period	$30.568	$25.225	$23.305	$23.948	$33.722

Inflows	3.501	3.826	5.194	5.859	11.289
Withdrawals/Terminations	(9.182)	(4.109)	(3.137)	(3.404)	(4.176)
Transfers	(0.013)	0.052	0.050	0.023	0.066

Net Flows	(5.693)	(0.231)	2.106	2.478	7.178
Market	0.351	(1.690)	(1.463)	7.296	2.530
Sale of Subsidiary (2)					(21.787)

Balance at End-of-Period	$25.225	$23.305	$23.948	$33.722	$21.643

Total Retail/Institutional-At End-of-Period	$53.355	$48.412	$46.495	$62.794	$56.029

Insurance-related Assets-At End-of-Period	$35.686	$38.119	$41.104	$43.024	$43.980

Total Retail/Inst-Net Flows	$(7.193)	$(0.606)	$2.912	$3.749	$10.314

Total Assets Under Management At End-of-Period	$89.041	$86.531	$87.599	$105.818	$100.009

Subadvised Assets, included in Assets Under Management above
Retail	$4.250	$3.330	$2.460	$3.750	$10.740
Institutional	0.030	0.030	0.020	0.030	3.740

Total Subadvised Assets	$4.280	$3.360	$2.480	$3.780	$14.480

(1)	Retail assets under management include assets under administration related to the mutual fund-based 401(k) business. In the third quarter of 2004, this business was outsourced to Bisys. As a result, the third and fourth quarter of 2004 had net outflows of assets under administration of approximately $0.776 billion and $0.273 billion, respectively. Assets under administration were $0 billion at March 31, 2005.

(2)	In the third quarter of 2004, the Investment Management segment sold its London-based international investment unit. Assets under management transferred as a result of the sale were $22.1 billion. See page 27A for assets under management without the London-based international investment unit. In addition, the London-based international investment unit began subadvising certain retail and institutional assets in the third quarter of 2004.

This is a dated document. It may not be accurate after such date and LNC does not undertake to update or keep it accurate after such date.

3/31/2005	PAGE 27A

Investment Management (excluding Assets

Managed by Delaware’s London-based International Investment Unit)

Assets Under Management Rollforward

Unaudited [Billions of Dollars]

	2000	2001	2002	2003	2004
Retail Fixed-Bal Beg-of-Period	$7.422	$6.605	$7.118	$7.631	$8.186

Fund Sales	0.769	0.876	1.218	1.792	1.882
Redemptions	(1.401)	(1.051)	(1.182)	(1.442)	(1.520)
Net Money Market	(0.207)	(0.046)	(0.050)	(0.028)	(0.113)
Transfers	(0.168)	0.405	0.206	(0.168)	(0.212)

Net Flows	(1.007)	0.184	0.192	0.154	0.037
Market	0.096	0.330	0.321	0.401	0.290
Transfer of Assets Under Administration (1)	0.094				(0.256)

Balance End-of-Period	$6.605	$7.118	$7.631	$8.186	$8.257

Retail Equity-Bal Beg-of-Period	$23.384	$21.525	$17.990	$14.624	$20.564

Fund Sales	4.117	2.817	4.182	3.780	7.105
Redemptions	(4.431)	(2.838)	(3.684)	(2.765)	(4.024)
Transfers	(0.178)	(0.538)	(0.173)	0.156	0.042

Net Flows	(0.492)	(0.560)	0.325	1.171	3.123
Market	(1.709)	(2.975)	(3.691)	4.769	3.236
Transfer of Assets Under Administration (1)	0.342				(0.793)

Balance at End-of-Period	$21.525	$17.990	$14.624	$20.564	$26.130

Total Retail-Bal Beg-of-Period	$30.807	$28.129	$25.108	$22.255	$28.750

Retail Sales-Annuities	1.782	1.701	2.456	2.140	2.752
Retail Sales-Mutual Funds	2.577	1.523	1.829	2.315	3.235
Retail Sales-Managed Acct. & Other	0.525	0.469	1.115	1.116	2.999

Total Retail Sales	4.885	3.693	5.399	5.572	8.987
Redemptions	(5.832)	(3.889)	(4.867)	(4.207)	(5.544)
Net Money Market	(0.206)	(0.046)	(0.050)	(0.028)	(0.113)
Transfers	(0.346)	(0.133)	0.033	(0.012)	(0.170)

Net Flows	(1.500)	(0.375)	0.517	1.325	3.160
Market	(1.613)	(2.646)	(3.370)	5.171	3.526
Transfer of Assets Under Administration (1)	0.435				(1.049)

Balance at End-of-Period	$28.129	$25.108	$22.255	$28.750	$34.387

Institutional Fixed-Bal Beg-of-Period	$4.013	$3.590	$3.377	$5.147	$5.981

Inflows	0.455	0.388	2.177	1.540	4.356
Withdrawals/Terminations	(1.248)	(0.586)	(0.541)	(0.635)	(0.452)
Transfers	(0.005)	0.017	0.004	(0.126)	0.009

Net Flows	(0.798)	(0.181)	1.640	0.779	3.913
Market	0.375	(0.032)	0.130	0.055	0.067

Balance at End-of-Period	$3.590	$3.377	$5.147	$5.981	$9.960

Institutional Equity-Bal Beg-of-Period	$13.909	$9.664	$8.186	$7.201	$10.318

Inflows	1.469	1.555	1.532	1.780	2.281
Withdrawals/Terminations	(5.784)	(2.334)	(1.333)	(1.161)	(2.428)
Transfers	(0.008)	0.035	0.045	0.034	0.118

Net Flows	(4.323)	(0.744)	0.245	0.653	(0.029)
Market	0.078	(0.735)	(1.229)	2.463	1.393

Balance at End-of-Period	$9.664	$8.185	$7.201	$10.318	$11.682

Total Institutional-Bal Beg-of-Period	$17.923	$13.255	$11.563	$12.348	$16.299

Inflows	1.924	1.943	3.709	3.320	6.637
Withdrawals/Terminations	(7.032)	(2.920)	(1.874)	(1.796)	(2.880)
Transfers	(0.013)	0.052	0.050	(0.092)	0.127

Net Flows	(5.120)	(0.925)	1.885	1.433	3.884
Market	0.453	(0.767)	(1.099)	2.518	1.459

Balance at End-of-Period	$13.255	$11.562	$12.348	$16.299	$21.643

Total Retail/Institutional-At End-of-Period	$41.384	$36.670	$34.603	$45.049	$56.029

Insurance-related Assets-At End-of-Period	$35.686	$38.119	$41.104	$43.024	$43.980

Total Retail/Inst-Net Flows	$(6.620)	$(1.301)	$2.402	$2.757	$7.045

Total Assets Under Management At End-of-Period	$77.070	$74.789	$75.707	$88.072	$100.009

Subadvised Assets, included in Assets Under Management above
Retail	$4.250	$3.330	$2.460	$3.750	$10.740
Institutional	0.030	0.030	0.020	0.030	3.740

Total Subadvised Assets	$4.280	$3.360	$2.480	$3.780	$14.480

(1)	Retail assets under management include assets under administration related to the mutual fund-based 401(k) business. In the third quarter of 2004, this business was outsourced to Bisys. As a result, the third and fourth quarter of 2004 had net outflows of assets under administration of approximately $0.776 billion and $0.273 billion, respectively. Assets under administration were $0 billion at March 31, 2005.

(2)	This page presents the assets under management roll-forward without the Investment Management segment’s London-based international investment unit, which was sold in the third quarter of 2004 and resulted in the transfer of assets under management of $22.1 billion.

This is a dated document. It may not be accurate after such date and LNC does not undertake to update or keep it accurate after such date.

3/31/2005	PAGE 28

Investment Management

Assets Under Management Roll Forward

Unaudited [Billions of Dollars]

	Jun 2002	Sep 2002	Dec 2002	Mar 2003	Jun 2003	Sep 2003	Dec 2003	Mar 2004	Jun 2004	Sep 2004	Dec 2004	Mar 2005

Retail Fixed - Bal-Beg-of-Qtr	$7.086	$7.167	$7.514	$7.631	$7.907	$8.190	$8.083	$8.186	$8.313	$8.152	$8.060	$8.257

Fund Sales	0.272	0.325	0.328	0.424	0.469	0.443	0.456	0.513	0.452	0.425	0.493	0.608
Redemptions	(0.306)	(0.277)	(0.311)	(0.327)	(0.318)	(0.435)	(0.361)	(0.418)	(0.462)	(0.341)	(0.299)	(0.373)
Net Money Market	(0.002)	(0.009)	(0.035)	0.001	(0.006)	(0.008)	(0.014)	(0.036)	0.012	(0.069)	(0.020)	(0.026)
Transfers	0.021	0.134	0.092	0.062	(0.055)	(0.086)	(0.088)	(0.035)	(0.019)	(0.119)	(0.040)	0.104

Net Flows	(0.015)	0.174	0.074	0.159	0.090	(0.087)	(0.008)	0.024	(0.017)	(0.104)	0.134	0.314
Market	0.096	0.174	0.043	0.117	0.193	(0.020)	0.111	0.103	(0.144)	0.207	0.125	(0.068)
Transfer of Assets Under Administration(1)										(0.194)	(0.062)	(0.001)

Balance at End-of-Qtr	$7.167	$7.514	$7.631	$7.907	$8.190	$8.083	$8.186	$8.313	$8.152	$8.060	$8.257	$8.501

Retail Equity - Bal-Beg-of-Qtr	$18.255	$16.613	$13.705	$14.917	$14.286	$16.906	$17.961	$20.887	$22.546	$23.223	$22.620	$26.130

Fund Sales	1.084	1.140	1.345	0.717	0.813	1.051	1.210	1.938	1.666	1.480	2.026	2.773
Redemptions	(0.881)	(1.137)	(0.881)	(0.803)	(0.612)	(0.706)	(0.710)	(0.992)	(1.028)	(1.081)	(0.953)	(1.325)
Transfers	(0.022)	(0.128)	(0.036)	(0.059)	0.011	0.112	0.092	(0.002)	(0.004)	0.085	(0.037)	(0.183)

Net Flows	0.182	(0.126)	0.428	(0.145)	0.213	0.457	0.592	0.944	0.634	0.485	1.036	1.265
Market	(1.824)	(2.782)	0.784	(0.486)	2.408	0.598	2.334	0.715	0.044	(0.188)	2.685	(0.423)
Sale of Subsidiary/Transfer of Assets Under Administration (1) (2)										(0.901)	(0.211)	(0.003)

Balance at End-of-Qtr	$16.613	$13.705	$14.917	$14.286	$16.906	$17.961	$20.887	$22.546	$23.223	$22.620	$26.130	$26.970

Total Retail - Bal-Beg-of-Qtr	$25.340	$23.779	$21.219	$22.547	$22.193	$25.096	$26.044	$29.073	$30.859	$31.375	$30.680	$34.387

Retail Sales-Annuities	0.601	0.756	0.806	0.488	0.528	0.573	0.562	0.753	0.668	0.600	0.737	0.735
Retail Sales-Mutual Funds	0.562	0.416	0.399	0.450	0.558	0.644	0.663	0.905	0.729	0.680	0.922	1.336
Retail Sales-Managed Acct. & Other	0.194	0.293	0.469	0.202	0.196	0.277	0.441	0.793	0.721	0.625	0.860	1.310

Total Retail Sales	1.356	1.465	1.673	1.141	1.282	1.494	1.666	2.451	2.117	1.905	2.519	3.381
Redemptions	(1.186)	(1.414)	(1.192)	(1.130)	(0.930)	(1.141)	(1.071)	(1.409)	(1.491)	(1.422)	(1.252)	(1.697)
Net Money Market	(0.002)	(0.009)	(0.035)	0.001	(0.006)	(0.008)	(0.014)	(0.036)	0.012	(0.069)	(0.020)	(0.026)
Transfers	(0.001)	0.006	0.056	0.003	(0.044)	0.025	0.004	(0.037)	(0.022)	(0.034)	(0.077)	(0.079)

Net Flows	0.167	0.048	0.502	0.014	0.302	0.370	0.584	0.969	0.617	0.381	1.170	1.579
Market	(1.728)	(2.608)	0.826	(0.369)	2.601	0.578	2.444	0.818	(0.101)	0.019	2.810	(0.491)
Sale of Subsidiary/Transfer of Assets Under Administration (1) (2)										(1.095)	(0.273)	(0.004)

Balance at End-of-Qtr	$23.779	$21.219	$22.547	$22.193	$25.096	$26.044	$29.073	$30.859	$31.375	$30.680	$34.387	$35.471

Institutional Fixed - Bal-Beg-of-Qtr	$6.018	$6.844	$7.207	$7.237	$7.605	$7.753	$8.077	$8.399	$9.028	$9.906	$7.906	$9.960

Inflows	0.663	0.530	0.283	0.592	0.126	0.556	0.663	0.806	1.281	0.947	2.100	1.211
Withdrawals/Terminations	(0.161)	(0.308)	(0.438)	(0.308)	(0.188)	(0.226)	(0.503)	(0.218)	(0.135)	(0.163)	(0.077)	(0.130)
Transfers	0.000	0.007	(0.002)	0.002	0.003	(0.000)	(0.000)	0.005	0.002	0.001	0.001	0.000

Net Flows	0.503	0.229	(0.157)	0.286	(0.059)	0.330	0.160	0.593	1.148	0.784	2.024	1.082
Market	0.323	0.134	0.187	0.083	0.207	(0.006)	0.163	0.036	(0.271)	0.339	0.031	(0.040)
Sale of Subsidiary (2)										(3.124)

Balance at End-of-Qtr	$6.844	$7.207	$7.237	$7.605	$7.753	$8.077	$8.399	$9.028	$9.906	$7.906	$9.960	$11.002

Institutional Equity - Bal-Beg-of-Qtr	$18.644	$18.120	$14.937	$16.711	$15.920	$19.607	$21.008	$25.322	$27.188	$28.362	$10.490	$11.682

Inflows	0.569	0.631	1.040	0.494	0.727	1.386	1.315	1.817	2.049	1.638	0.650	0.576
Withdrawals/Terminations	(0.635)	(0.523)	(0.322)	(0.459)	(0.381)	(0.921)	(0.419)	(0.762)	(1.161)	(1.053)	(0.607)	(0.473)
Transfers	0.018	0.011	0.010	0.008	0.002	0.003	0.005	0.012	0.006	0.010	0.029	0.033

Net Flows	(0.047)	0.119	0.728	0.044	0.348	0.469	0.901	1.068	0.895	0.595	0.072	0.135
Market	(0.476)	(3.302)	1.046	(0.835)	3.339	0.932	3.413	0.798	0.280	0.196	1.120	(0.269)
Sale of Subsidiary (2)										(18.664)

Balance at End-of-Qtr	$18.120	$14.937	$16.711	$15.920	$19.607	$21.008	$25.322	$27.188	$28.362	$10.490	$11.682	$11.549

Total Institutional - Bal-Beg-of-Qtr	$24.661	$24.963	$22.143	$23.948	$23.526	$27.360	$29.085	$33.722	$36.216	$38.268	$18.396	$21.643

Inflows	1.232	1.162	1.323	1.086	0.853	1.943	1.978	2.623	3.331	2.584	2.750	1.787
Withdrawals/Terminations	(0.796)	(0.831)	(0.760)	(0.767)	(0.568)	(1.147)	(0.922)	(0.980)	(1.296)	(1.216)	(0.684)	(0.603)
Transfers	0.019	0.017	0.008	0.010	0.005	0.003	0.005	0.017	0.008	0.011	0.030	0.033

Net Flows	0.455	0.348	0.572	0.330	0.289	0.799	1.061	1.661	2.043	1.379	2.095	1.217
Market	(0.153)	(3.168)	1.233	(0.752)	3.546	0.926	3.576	0.834	0.009	0.535	1.151	(0.308)
Sale of Subsidiary (2)										(21.787)

Balance at End-of-Qtr	$24.963	$22.143	$23.948	$23.526	$27.360	$29.085	$33.722	$36.216	$38.268	$18.396	$21.643	$22.551

Total Retail/Inst - At End-of-Qtr	$48.742	$43.362	$46.495	$45.718	$52.456	$55.129	$62.794	$67.075	$69.643	$49.076	$56.029	$58.022

Insurance-related Assets-End-of-Qtr	$38.476	$40.416	$41.104	$42.130	$43.857	$42.984	$43.024	$44.006	$42.528	$44.047	$43.980	$44.210

Total Retail/Inst - Net Flows	$0.622	$0.396	$1.074	$0.344	$0.591	$1.169	$1.645	$2.629	$2.660	$1.760	$3.265	$2.796

Total Assets Under Management At End-of-Qtr	$87.218	$83.778	$87.599	$87.848	$96.313	$98.113	$105.818	$111.081	$112.172	$93.123	$100.009	$102.231

Subadvised Assets, included in Assets Under Management above
Retail	$2.480	$2.280	$2.460	$2.550	$2.970	$3.240	$3.750	$4.000	$4.290	$8.830	$10.740	$12.178
Institutional	0.030	0.020	0.020	0.020	0.030	0.020	0.030	0.030	0.030	3.070	3.740	3.921

Total Subadvised Assets	$2.510	$2.300	$2.480	$2.570	$3.000	$3.260	$3.780	$4.030	$4.320	$11.900	$14.480	$16.100

(1)	Retail assets under management include assets under administration related to the mutual fund-based 401(k) business. In the third quarter of 2004, this business was outsourced to Bisys. As a result, the third and fourth quarter of 2004 had net outflows of assets under administration of approximately $0.776 billion and $0.273 billion, respectively. Assets under administration were $0 billion at March 31, 2005.

(2)	In the third quarter of 2004, the Investment Management segment sold its London-based international investment unit. Assets under management transferred as a result of the sale were $22.1 billion. See page 27A for assets under management without the London-based international investment unit. In addition, the London-based international investment unit began subadvising certain retail and institutional assets in the third quarter of 2004.

This is a dated document. It may not be accurate after such date and LNC does not undertake to update or keep it accurate after such date.

3/31/2005	PAGE 28A

Investment Management (excluding Assets

Managed by Delaware’s London-based International Investment Unit)

Assets Under Management Roll Forward

Unaudited [Billions of Dollars]

	Jun 2002	Sep 2002	Dec 2002	Mar 2003	Jun 2003	Sep 2003	Dec 2003	Mar 2004	Jun 2004	Sep 2004	Dec 2004	Mar 2005
Retail Fixed - Bal-Beg-of-Qtr	$7.086	$7.167	$7.514	$7.631	$7.907	$8.190	$8.083	$8.186	$8.313	$8.152	$8.060	$8.257

Fund Sales	0.272	0.325	0.328	0.424	0.469	0.443	0.456	0.513	0.452	0.425	0.493	0.608
Redemptions	(0.306)	(0.277)	(0.311)	(0.327)	(0.318)	(0.435)	(0.361)	(0.418)	(0.462)	(0.341)	(0.299)	(0.373)
Net Money Market	(0.002)	(0.009)	(0.035)	0.001	(0.006)	(0.008)	(0.014)	(0.036)	0.012	(0.069)	(0.020)	(0.026)
Transfers	0.021	0.134	0.092	0.062	(0.055)	(0.086)	(0.088)	(0.035)	(0.019)	(0.119)	(0.040)	0.104

Net Flows	(0.015)	0.174	0.074	0.159	0.090	(0.087)	(0.008)	0.024	(0.017)	(0.104)	0.134	0.314
Market	0.096	0.174	0.043	0.117	0.193	(0.020)	0.111	0.103	(0.144)	0.207	0.125	(0.068)
Transfer of Assets Under Administration (1)										(0.194)	(0.062)	(0.001)

Balance at End-of-Qtr	$7.167	$7.514	$7.631	$7.907	$8.190	$8.083	$8.186	$8.313	$8.152	$8.060	$8.257	$8.501

Retail Equity - Bal-Beg-of-Qtr	$18.255	$16.613	$13.705	$14.624	$14.048	$16.622	$17.673	$20.564	$22.225	$22.906	$22.620	$26.130

Fund Sales	1.084	1.140	1.050	0.712	0.812	1.048	1.208	1.936	1.664	1.478	2.026	2.773
Redemptions	(0.881)	(1.137)	(0.875)	(0.765)	(0.608)	(0.698)	(0.694)	(0.979)	(1.019)	(1.074)	(0.953)	(1.325)
Transfers	(0.022)	(0.128)	(0.036)	(0.059)	0.011	0.112	0.092	(0.002)	(0.004)	0.085	(0.037)	(0.183)

Net Flows	0.182	(0.126)	0.139	(0.111)	0.214	0.462	0.606	0.956	0.641	0.490	1.036	1.265
Market	(1.824)	(2.782)	0.780	(0.465)	2.359	0.589	2.285	0.706	0.039	(0.194)	2.685	(0.423)
Transfer of Assets Under Administration (1)										(0.582)	(0.211)	(0.003)

Balance at End-of-Qtr	$16.613	$13.705	$14.624	$14.048	$16.622	$17.673	$20.564	$22.225	$22.906	$22.620	$26.130	$26.970

Total Retail - Bal-Beg-of-Qtr	$25.340	$23.779	$21.219	$22.255	$21.955	$24.812	$25.756	$28.750	$30.538	$31.057	$30.680	$34.387

Retail Sales-Annuities	0.601	0.756	0.510	0.484	0.526	0.570	0.560	0.751	0.666	0.598	0.737	0.735
Retail Sales-Mutual Funds	0.562	0.416	0.399	0.450	0.558	0.644	0.663	0.905	0.729	0.680	0.922	1.336
Retail Sales-Managed Acct. & Other	0.194	0.293	0.469	0.202	0.196	0.277	0.441	0.793	0.721	0.625	0.860	1.310

Total Retail Sales	1.356	1.465	1.378	1.136	1.280	1.491	1.664	2.449	2.115	1.903	2.519	3.381
Redemptions	(1.186)	(1.414)	(1.186)	(1.092)	(0.926)	(1.133)	(1.055)	(1.396)	(1.481)	(1.415)	(1.252)	(1.697)
Net Money Market	(0.002)	(0.009)	(0.035)	0.001	(0.006)	(0.008)	(0.014)	(0.036)	0.012	(0.069)	(0.020)	(0.026)
Transfers	(0.001)	0.006	0.056	0.003	(0.044)	0.025	0.004	(0.037)	(0.022)	(0.034)	(0.077)	(0.079)

Net Flows	0.167	0.048	0.213	0.048	0.304	0.375	0.598	0.980	0.624	0.386	1.170	1.579
Market	(1.728)	(2.608)	0.823	(0.347)	2.552	0.569	2.396	0.808	(0.105)	0.013	2.810	(0.491)
Transfer of Assets Under Administration (1)										(0.776)	(0.273)	(0.004)

Balance at End-of-Qtr	$23.779	$21.219	$22.255	$21.955	$24.812	$25.756	$28.750	$30.538	$31.057	$30.680	$34.387	$35.471

Institutional Fixed - Bal-Beg-of-Qtr	$4.062	$4.653	$5.010	$5.147	$5.530	$5.481	$5.834	$5.981	$6.501	$6.980	$7.906	$9.960

Inflows	0.635	0.493	0.251	0.553	0.120	0.516	0.351	0.655	0.776	0.825	2.100	1.211
Withdrawals/Terminations	(0.102)	(0.196)	(0.162)	(0.158)	(0.152)	(0.089)	(0.236)	(0.138)	(0.109)	(0.127)	(0.077)	(0.130)
Transfers	0.000	0.007	(0.002)	0.002	(0.099)	(0.056)	0.028	0.005	0.002	0.001	0.001	0.000

Net Flows	0.534	0.304	0.087	0.397	(0.132)	0.371	0.143	0.521	0.669	0.699	2.024	1.082
Market	0.057	0.054	0.050	(0.013)	0.083	(0.019)	0.004	(0.001)	(0.191)	0.227	0.031	(0.040)

Balance at End-of-Qtr	$4.653	$5.010	$5.147	$5.530	$5.481	$5.834	$5.981	$6.501	$6.980	$7.906	$9.960	$11.002

Institutional Equity - Bal-Beg-of-Qtr	$8.299	$7.419	$6.116	$7.201	$7.041	$8.462	$8.826	$10.318	$10.713	$10.435	$10.490	$11.682

Inflows	0.228	0.373	0.743	0.339	0.347	0.571	0.524	0.552	0.596	0.484	0.650	0.576
Withdrawals/Terminations	(0.453)	(0.351)	(0.167)	(0.182)	(0.232)	(0.516)	(0.231)	(0.501)	(0.959)	(0.361)	(0.607)	(0.473)
Transfers	0.018	0.011	0.010	0.008	0.002	0.003	0.021	(0.012)	0.073	0.029	0.029	0.033

Net Flows	(0.206)	0.033	0.586	0.165	0.116	0.059	0.314	0.038	(0.290)	0.152	0.072	0.135
Market	(0.674)	(1.336)	0.499	(0.326)	1.305	0.305	1.178	0.357	0.012	(0.096)	1.120	(0.269)

Balance at End-of-Qtr	$7.419	$6.116	$7.201	$7.041	$8.462	$8.826	$10.318	$10.713	$10.435	$10.490	$11.682	$11.549

Total Institutional - Bal-Beg-of-Qtr	$12.361	$12.072	$11.126	$12.348	$12.571	$13.943	$14.660	$16.299	$17.215	$17.414	$18.396	$21.643

Inflows	0.863	0.866	0.994	0.892	0.466	1.088	0.874	1.206	1.372	1.309	2.750	1.787
Withdrawals/Terminations	(0.554)	(0.547)	(0.328)	(0.340)	(0.385)	(0.604)	(0.466)	(0.640)	(1.068)	(0.488)	(0.684)	(0.603)
Transfers	0.019	0.017	0.008	0.010	(0.098)	(0.053)	0.049	(0.007)	0.075	0.030	0.030	0.033

Net Flows	0.328	0.337	0.673	0.562	(0.016)	0.430	0.457	0.560	0.379	0.851	2.095	1.217
Market	(0.617)	(1.282)	0.548	(0.339)	1.388	0.287	1.182	0.356	(0.179)	0.131	1.151	(0.308)

Balance at End-of-Qtr	$12.072	$11.126	$12.348	$12.571	$13.943	$14.660	$16.299	$17.215	$17.414	$18.396	$21.643	$22.551

Total Retail/Inst - At End-of-Qtr	$35.851	$32.345	$34.602	$34.527	$38.755	$40.416	$45.049	$47.753	$48.471	$49.076	$56.029	$58.022

Insurance-related Assets-End-of-Qtr	$38.476	$40.416	$41.104	$42.130	$43.857	$42.984	$43.024	$44.006	$42.528	$44.047	$43.980	$44.210

Total Retail/Inst - Net Flows	$0.494	$0.385	$0.886	$0.610	$0.288	$0.805	$1.055	$1.540	$1.003	$1.236	$3.265	$2.796

Total Assets Under Management At End-of-Qtr	$74.327	$72.761	$75.706	$76.656	$82.612	$83.400	$88.072	$91.759	$91.000	$93.123	$100.009	$102.231

Subadvised Assets, included in Assets Under Management above
Retail	$2.480	$2.280	$2.460	$2.550	$2.970	$3.240	$3.750	$4.000	$4.290	$8.830	$10.740	$12.178
Institutional	0.030	0.020	0.020	0.020	0.030	0.020	0.030	0.030	0.030	3.070	3.740	3.921

Total Subadvised Assets	$2.510	$2.300	$2.480	$2.570	$3.000	$3.260	$3.780	$4.030	$4.320	$11.900	$14.480	$16.100

(1)	Retail assets under management include assets under administration related to the mutual fund-based 401(k) business. In the third quarter of 2004, this business was outsourced to Bisys. As a result, the third and fourth quarter of 2004 had net outflows of assets under administration of approximately $0.776 billion and $0.273 billion, respectively. Assets under administration were $0 billion at March 31, 2005.

(2)	This page presents the assets under management roll-forward without the Investment Management segment’s London-based international investment unit, which was sold in the third quarter of 2004 and resulted in the transfer of assets under management of $22.1 billion.

This is a dated document. It may not be accurate after such date and LNC does not undertake to update or keep it accurate after such date.

3/31/2005	PAGE 29

Lincoln UK

Income Statements

Unaudited [Millions of Dollars]

For the Year Ended December 31	2000	2001	2002	2003	2004
Revenue
Premiums	$148.4	$46.1	$50.6	$62.2	$70.3
Mortality assessments	31.4	33.9	32.4	35.7	39.5
Expense assessments	178.1	134.8	105.3	93.9	103.9
Other revenue and fees	2.6	(1.4)	24.9	18.6	52.8
Net investment income	70.3	64.8	62.1	64.1	75.7
Realized gains (losses) on investments	3.2	12.4	1.9	(1.1)	0.2
Gain on sale of subsidiaries/ businesses					10.1

Total Revenue	433.8	290.7	277.2	273.5	352.5

Benefits and Expenses
Benefits paid or provided:
Benefits	178.5	83.4	84.2	98.6	100.4
Underwriting, acquisition, insurance and other expenses:
Commissions	37.7	10.8	6.1	3.8	2.9
Operating and administrative expenses	142.5	82.5	77.0	78.3	81.0
Restructuring charges	99.4		(1.7)

Subtotal	279.5	93.2	81.4	82.1	83.9
Deferral of acquisition costs			(3.4)	(3.5)	(6.3)
DAC amortization			50.0	42.5	79.1

DAC deferral net of amortization	(7.2)	31.7	46.5	39.1	72.8
PVIF amortization	4.7	22.5	30.8	(10.7)	18.1
Total underwriting, acquisition, insurance and other expenses	277.0	147.4	158.7	110.4	174.8
Goodwill amortization	4.0	0.6

Total Benefits and Expenses	459.6	231.5	242.9	209.0	275.2

Income before federal income tax and cumulative effect of accounting change	(25.7)	59.2	34.3	64.5	77.3

Federal income taxes	(10.6)	(7.6)	(3.4)	21.6	27.2

Net Income	$(15.1)	$66.8	$37.7	$42.9	$50.1

Less:
Realized gains (losses) on investments	2.3	8.7	1.3	(0.7)
Gain on sale of subsidiaries/ businesses					6.6
Restructuring charges	(76.5)		1.7

Income from Operations	$59.2	$58.1	$34.6	$43.6	$43.5

Effective tax rate on Income from Operations	15.9%	(24.2)%	(12.8)%	33.4%	35.0%

Revenue	$433.8	$290.7	$277.2	$273.5	$352.5
Less:
Realized gains (losses) on investments	3.2	12.4	1.9	(1.1)	0.2
Gain on sale of subsidiaries/ businesses					10.1

Operating Revenue	$430.6	$278.2	$275.4	$274.5	$342.2

Average capital	$494.0	$593.8	$549.9	$478.9	$435.4
Net Income return on average capital	(3.1)%	11.3%	6.9%	9.0%	11.5%
Income from operations return on average capital	12.0%	9.8%	6.3%	9.1%	10.0%

Roll Forward of Deferred Acquisition Costs

Balance at beginning-of-year			$587.3	$597.6	$620.6
Deferral			3.4	3.5	6.3
Amortization			(50.0)	(42.5)	(79.1)

Included in Total Benefits and Expenses			(46.5)	(39.1)	(72.8)
Foreign currency translation adjustment			56.8	62.0	42.9

Balance at end-of-year			$597.6	$620.6	$590.8

Roll Forward of Present Value of In-Force

Balance at beginning-of-year			$244.0	$237.3	$274.7
Amortization			(30.8)	10.7	(18.1)
Foreign currency translation adjustment			24.1	26.7	19.6

Balance at end-of-year			$237.3	$274.7	$276.2

This is a dated document. It may not be accurate after such date and LNC does not undertake to update or keep it accurate after such date.

3/31/2005	PAGE 30

Lincoln UK

Income Statements

Unaudited [Millions of Dollars]

For the Quarter Ended	Mar 2003	Jun 2003	Sep 2003	Dec 2003	Mar 2004	Jun 2004	Sep 2004	Dec 2004	Mar 2005
Revenue
Premiums	$12.7	$13.8	$16.5	$19.3	$18.1	$19.6	$17.7	$14.9	$14.6
Mortality assessments	9.1	9.2	8.7	8.7	9.6	10.4	9.7	9.8	9.0
Expense assessments	21.6	24.5	23.2	24.6	24.2	24.4	27.0	28.3	26.6
Other revenue and fees	10.3	(3.9)	2.6	9.6	5.8	8.3	22.8	16.0	4.1
Net investment income	15.2	16.7	16.0	16.2	18.5	18.3	18.7	20.2	20.3
Realized gains (losses) on investments			0.3	(1.3)	(0.4)	(0.1)	(0.1)	0.7
Gain on sale of subsidiaries/ businesses						10.1			14.2

Total Revenue	68.9	60.2	67.3	77.1	75.8	91.0	95.7	90.0	88.9

Benefits and Expenses
Benefits paid or provided:
Benefits	18.2	24.3	22.7	33.3	29.0	28.8	21.4	21.3	25.1
Underwriting, acquisition, insurance and other expenses:
Commissions	1.1	0.8	1.0	0.8	0.6	0.6	0.7	1.0	0.6
Operating and administrative expenses	18.3	20.5	19.6	20.0	23.0	22.3	21.6	14.1	25.4
Restructuring charges

Subtotal	19.4	21.3	20.6	20.8	23.5	22.9	22.4	15.1	25.9
Deferral of acquisition costs	(0.8)	(0.8)	(0.2)	(1.6)	(1.5)	(1.8)	(1.4)	(1.6)	0.7
DAC amortization	18.6	2.0	7.3	14.7	12.5	14.4	28.6	23.5	6.4

DAC deferral net of amortization	17.7	1.2	7.1	13.1	11.0	12.6	27.2	21.9	7.1
PVIF amortization	3.0	(5.7)	(0.7)	(7.3)	3.0	0.1	9.4	5.6	1.0
Total underwriting, acquisition, insurance and other expenses	40.1	16.8	27.0	26.6	37.6	35.7	59.0	42.5	34.0

Total Benefits and Expenses	58.3	41.1	49.6	59.9	66.6	64.5	80.3	63.8	59.2

Income Before Federal Income Tax and Cumulative Effect of Accounting Change	10.6	19.1	17.6	17.2	9.2	26.5	15.4	26.2	29.7

Federal income taxes	3.8	6.6	6.1	5.1	3.2	9.3	5.5	9.1	10.4

Net Income	$6.8	$12.4	$11.5	$12.2	$5.9	$17.2	$9.9	$17.1	$19.3

Less:
Realized gains (losses) on investments			0.2	(0.9)	(0.3)		(0.2)	0.5
Gain on sale of subsidiaries/ businesses						6.6			9.3
Restructuring charges

Income from Operations	$6.8	$12.4	$11.3	$13.0	$6.2	$10.7	$10.1	$16.6	$10.0

Effective tax rate on Income from Operations	35.5%	34.7%	35.0%	29.5%	35.0%	35.0%	35.0%	35.0%	35.0%

Revenue	$68.9	$60.2	$67.3	$77.1	$75.8	$91.0	$95.7	$90.0	$88.9
Less:
Realized gains (losses) on investments			0.3	(1.3)	(0.4)	(0.1)	(0.1)	0.7
Gain on sale of subsidiaries/ businesses						10.1			14.2

Operating Revenue	$68.9	$60.2	$67.0	$78.4	$76.1	$81.0	$95.8	$89.3	$74.6

Average capital	$532.6	$487.9	$452.2	$443.1	$447.9	$421.2	$432.5	$439.9	$440.2
Net Income return on average capital	5.1%	$0.1	$0.1	$0.1	$0.1	$0.2	$0.1	$0.2	$0.2
Return on average capital	5.1%	10.2%	10.0%	11.8%	5.5%	10.2%	9.3%	15.1%	9.1%

Roll Forward of Deferred Acquisition Costs

Balance at beginning-of-year	$597.6	$569.1	$595.1	$590.9	$620.7	$629.6	$608.6	$578.9	$590.9
Deferral	0.8	0.8	0.2	1.6	1.5	1.8	1.4	1.6	(0.7)
Amortization	(18.6)	(2.0)	(7.3)	(14.7)	(12.5)	(14.4)	(28.6)	(23.5)	(6.4)

Included in Total Benefits and Expenses	(17.7)	(1.2)	(7.1)	(13.1)	(11.0)	(12.6)	(27.2)	(21.9)	(7.1)
Foreign currency translation adjustment	(10.8)	27.2	2.8	42.8	19.9	(8.4)	(2.5)	33.8	(7.0)

Balance at end-of-year	$569.1	$595.1	$590.9	$620.7	$629.6	$608.6	$578.9	$590.9	$576.9

Roll Forward of Present Value of In-Force

Balance at beginning-of-year	$237.4	$230.1	$247.0	$249.0	$274.7	$280.5	$276.7	$266.2	$276.1
Amortization	(3.0)	5.7	0.7	7.3	(3.0)	(0.1)	(9.4)	(5.6)	(1.0)
Foreign currency translation adjustment	(4.3)	11.2	1.3	18.4	8.9	(3.7)	(1.1)	15.6	(3.3)

Balance at end-of-year	$230.1	$247.0	$249.0	$274.7	$280.5	$276.7	$266.2	$276.1	$271.9

This is a dated document. It may not be accurate after such date and LNC does not undertake to update or keep it accurate after such date.

3/31/2005	PAGE 31

Lincoln UK

Operational Data

Unaudited [Billions of Dollars]

For the Year Ended December 31								2000	2001	2002	2003	2004
Unit Linked Assets - Beg-of-Year								$7.220	$6.441	$5.607	$5.079	$6.390

Deposits								0.554	0.481	0.453	0.392	0.378
Withdrawals (incl. chgs) & Deaths								(0.644)	(0.529)	(0.519)	(0.614)	(0.712)

Net Flows								(0.090)	(0.048)	(0.066)	(0.222)	(0.335)
Inv Inc & Chg in Mkt Val								(0.154)	(0.617)	(1.004)	0.918	0.648
Foreign Currency Adjustment								(0.536)	(0.169)	0.542	0.616	0.482

Unit Linked Assets - End-of-Year								$6.441	$5.607	$5.079	$6.390	$7.186

Individual Life In-force								$24.290	$20.878	$18.896	$20.393	$20.378

Exchange Rate - Dollars to Pounds
For-the-Period								1.518	1.441	1.503	1.638	1.834
End-of-Period								1.493	1.456	1.610	1.786	1.919

For the Quarter Ended	Jun 2002	Sep 2002	Dec 2002	Mar 2003	Jun 2003	Sep 2003	Dec 2003	Mar 2004	Jun 2004	Sep 2004	Dec 2004	Mar 2005
Unit Linked Assets
Balance-Beg-of-Quarter	$5.618	$5.520	$4.825	$5.079	$4.748	$5.468	$5.692	$6.390	$6.528	$6.476	$6.468	$7.186
Deposits	0.115	0.119	0.104	0.094	0.090	0.113	0.095	0.083	0.085	0.102	0.108	0.075
Withdrawals (incl. chgs) & Deaths	(0.137)	(0.126)	(0.129)	(0.153)	(0.137)	(0.152)	(0.172)	(0.172)	(0.177)	(0.175)	(0.188)	(0.175)

Net Flows	(0.022)	(0.006)	(0.025)	(0.059)	(0.047)	(0.039)	(0.077)	(0.090)	(0.092)	(0.074)	(0.080)	(0.100)
Inv Inc & Chg in Mkt Val	(0.479)	(0.812)	0.146	(0.184)	0.549	0.205	0.348	0.020	0.127	0.091	0.411	0.171
Foreign Currency Adjustment	0.403	0.123	0.133	(0.087)	0.218	0.059	0.427	0.207	(0.087)	(0.025)	0.387	(0.085)

Unit Linked Assets - End-of-Quarter	$5.520	$4.825	$5.079	$4.748	$5.468	$5.692	$6.390	$6.528	$6.476	$6.468	$7.186	$7.173

Individual Life In-force	$20.401	$19.815	$18.896	$18.512	$19.138	$19.258	$20.393	$20.522	$19.846	$19.380	$20.378	$19.820

Exchange Rate - Dollars to Pounds
For-the-Quarter	1.464	1.555	1.570	1.605	1.618	1.615	1.714	1.836	1.814	1.813	1.875	1.904
End-of-Quarter	1.532	1.569	1.610	1.580	1.656	1.664	1.786	1.844	1.819	1.812	1.919	1.896

This is a dated document. It may not be accurate after such date and LNC does not undertake to update or keep it accurate after such date.

3/31/2005	PAGE 32

Other Operations

Unaudited [Millions of Dollars]

For the Year Ended December 31					2000	2001	2002	2003	2004
Revenue					$1,946.9	$1,827.3	$372.4	$575.8	$351.9
Less:
Realized gains (losses) on investments					(5.0)	8.2	25.6	(7.1)	0.5
Gains (losses) on derivatives						(9.7)	0.9	7.6	(0.1)
Gain (loss) on reinsurance derivative/trading account securities								1.9	1.0
Amortization of deferred gain-reserve development							(0.8)	3.6	1.3
Gain on sale of subsidiaries/ businesses						12.8	(8.3)		14.1
Mark-to-market adjustment on reclass. from AFS to trading account securities								285.5

Operating Revenue					$1,951.9	$1,815.9	$355.0	$284.2	$335.1

Operating Revenue by Source:
Lincoln Financial Advisors					$377.5	$360.7	$318.0	$316.9	$383.6
Lincoln Financial Distributors					119.9	113.4	127.3	140.9	245.2

Total Distribution					497.4	474.0	445.4	457.8	628.8
Reinsurance					1,770.6	1,699.4
Amortization of deferred gain on indemnity reinsurance*						20.4	75.2	72.3	87.0
Other [Including Consolidating Adjustments]					(316.0)	(377.9)	(165.6)	(245.8)	(380.7)

Total Operating Revenue					$1,951.9	$1,815.9	$355.0	$284.2	$335.1

Income (Loss)

Net Loss					$(18.2)	$(6.6)	$(247.3)	$(113.7)	$(56.9)
Less:
Restructuring charges					1.0	(19.5)	1.1	(4.7)	(6.4)
Realized gains (losses) on investments					(3.2)	5.9	16.7	(4.7)	0.3
Gains (losses) on derivatives						(6.3)	0.6	5.0	(0.1)
Net gain (loss) on reinsurance derivative/trading account securities								1.3	0.6
Gain on sale of subsidiaries/ businesses						15.0	(9.4)		9.1
Reserve development/ amortization of deferred gain							(199.1)	(18.5)	0.9
Mark-to-market adjustment on reclass. from AFS to trading account securities								185.6
Cumulative effect of accounting change						(2.7)		(192.2)
Loss on early retirement of subordinated debt								(3.7)	(4.1)

Operating Income (Loss)					$(16.0)	$1.0	$(57.2)	$(81.8)	$(57.2)

Income (Loss) from Operations by Source:
Lincoln Financial Advisors					(15.4)	(20.1)	(31.4)	(33.2)	(17.8)
Lincoln Financial Distributors					(19.6)	(33.2)	(35.2)	(33.4)	(23.7)
Total Distribution					(35.0)	(53.3)	(66.6)	(66.6)	(41.5)
Reinsurance					122.5	128.8
Amortization of deferred gain on indemnity reinsurance*						12.9	48.9	47.0	56.5
LNC Financing					(84.9)	(77.9)	(43.0)	(56.7)	(60.2)
Other Corporate					(18.6)	(9.5)	3.5	(5.4)	(12.0)

Income (Loss) from Operations					$(16.0)	$1.0	$(57.2)	$(81.8)	$(57.2)

For the Quarter Ended	Mar 2003	Jun 2003	Sep 2003	Dec 2003	Mar 2004	Jun 2004	Sep 2004	Dec 2004	Mar 2005
Revenue	$73.0	$76.1	$74.8	$351.9	$54.7	$123.6	$91.6	$82.0	$75.2
Less:
Realized gains (losses) on investments	0.4	(0.2)	(7.6)	0.3	0.3	0.8	1.2	(1.8)	(0.1)
Gains (losses) on derivatives	(0.4)	0.2	7.7	0.2	(0.2)	0.0	(1.5)	1.5	0.0
Gain (loss) on reinsurance derivative/trading account securities				1.9	(1.9)	2.9	(0.8)	0.7	1.1
Amort. of deferred gain-reserve development	(0.2)	(0.2)	3.7	0.3	0.3	0.3	0.3	0.3	0.3
Gain on sale of subsidiaries/ businesses						14.0		0.1
Mark-to-market adjustment on reclassification from AFS to trading account securities				285.5

Operating Revenue	$73.3	$76.3	$70.9	$63.7	$56.1	$105.5	$92.4	$81.1	$73.8

Operating Revenue by Source:
Lincoln Financial Advisors	69.4	75.3	76.7	95.5	92.0	96.0	91.7	103.9	128.1
Lincoln Financial Distributors	35.4	29.4	32.2	43.9	57.5	58.4	59.9	69.4	63.5
Total Distribution	104.8	104.6	108.9	139.5	149.6	154.4	151.6	173.2	191.6
Reinsurance
Amortization of deferred gain on indemnity reinsurance*	18.4	18.2	18.3	17.4	17.9	17.9	32.1	19.1	18.9
Other [Including
Consolidating Adjustments]	(49.9)	(46.6)	(56.2)	(93.1)	(111.3)	(66.8)	(91.2)	(111.3)	(136.7)

Total Operating Revenue	$73.3	$76.3	$70.9	$63.7	$56.1	$105.5	$92.4	$81.1	$73.8

Net Income (Loss)	$(21.7)	$(21.6)	$(42.4)	$(28.1)	$(24.8)	$(10.9)	$(11.1)	$(10.1)	$(10.5)
Less:
Restructuring charges			(2.4)	(2.4)	(3.6)	(1.9)	(0.7)	(0.3)	(0.2)
Realized gains (losses) on investments	0.5	(0.4)	(4.9)	0.1	0.2	0.5	1.4	(1.7)	(0.1)
Gains (losses) on derivatives	(0.5)	0.4	5.0	0.1	(0.1)	0.0	(1.6)	1.5	0.1
Net gain (loss) on reinsurance derivative/trading account securities				1.3	(1.2)	1.9	(0.5)	0.4	0.7
Gain on sale of subsidiaries/ businesses						9.0		0.1
Reserve development/ amortization of deferred gain	(0.1)	(0.1)	(18.5)	0.2	0.2	0.2	0.2	0.2	0.2
Mark-to-market adjustment on reclassification from AFS to trading account securities				185.6
Cumulative effect of accounting change				(192.2)
Loss on early retirement of subordinated debt			(3.7)					(4.1)

Income (Loss) from Operations	$(21.5)	$(21.5)	$(18.0)	$(20.8)	$(20.3)	$(20.7)	$(9.9)	$(6.3)	$(11.3)

Income from Operations by Source:
Lincoln Financial Advisors	$(10.4)	$(7.4)	$(7.4)	$(8.0)	$(8.7)	$(5.3)	$(3.5)	$(0.3)	$(7.6)
Lincoln Financial Distributors	(8.1)	(10.7)	(7.5)	(7.1)	(4.6)	(6.4)	(6.3)	(6.3)	(6.0)

Total Distribution	(18.4)	(18.1)	(15.0)	(15.1)	(13.3)	(11.8)	(9.8)	(6.6)	(13.6)
Reinsurance
Amortization of deferred gain on indemnity reinsurance*	11.9	11.9	11.9	11.3	11.6	11.7	20.8	12.4	12.3
LNC Financing	(15.3)	(14.4)	(13.3)	(13.7)	(14.6)	(15.6)	(15.7)	(14.3)	(14.6)
Other Corporate	0.3	(0.8)	(1.5)	(3.4)	(4.0)	(5.0)	(5.2)	2.2	4.7

Income(Loss) from Operations	$(21.5)	$(21.5)	$(18.0)	$(20.8)	$(20.3)	$(20.7)	$(9.9)	$(6.3)	$(11.3)

*	The amortization of deferred gain on sale of reinsurance business represents the amortization of deferred gain recognized on the business sold through indemnity reinsurance to Swiss Re.

This is a dated document. It may not be accurate after such date and LNC does not undertake to update or keep it accurate after such date.

3/31/2005	PAGE 33

Consolidated Domestic Deposits/Account Balances

Unaudited [Billions of Dollars]

	2000	2001	2002	2003	2004
Deposits - For the Year
Lincoln Retirement - Fixed Annuities	$2.074	$3.342	$3.672	$3.125	$3.110
Lincoln Retirement - Variable Annuities(1)	3.165	3.067	2.743	3.119	5.910
Lincoln Retirement - Life Insurance	0.014	0.012
Life Insurance Segment - Life Insurance	1.884	1.934	2.138	2.259	2.243
Inv Mgmt - Annuities	1.782	1.701	2.751	2.151	2.757
Inv Mgmt - Mutual Funds	2.577	1.523	1.829	2.315	3.235
Inv Mgmt - Managed Acct. & Other	0.525	0.469	1.115	1.116	2.999
Consolidating Adjustments	(0.765)	(0.608)	(1.576)	(0.864)	(0.975)

Total Gross Retail Deposits	11.256	11.439	12.671	13.222	19.280

Investment Management Segment - Instit.	3.501	3.826	5.194	5.859	11.289
Consolidating Adjustments	(0.152)	(0.207)	(0.232)	(0.150)	(0.089)

Total Gross Deposits	$14.605	$15.058	$17.634	$18.931	$30.479

Account Balances - End of Year
Lincoln Retirement - Fixed Annuities	$15.394	$16.491	$18.085	$18.868	$19.268
Lincoln Retirement - Variable Annuities(1)	39.427	34.638	27.438	35.786	43.223
Lincoln Retirement - Life Insurance	0.160	0.149
Life Insurance Segment - Life Insurance	10.847	11.377	12.086	13.420	14.382
Inv Mgmt - Annuities	13.527	11.835	9.981	12.691	14.494
Inv Mgmt - Mutual Funds	13.260	11.554	10.296	12.614	13.251
Inv Mgmt - Managed Acct. & Other	1.342	1.719	2.270	3.768	6.642
Consolidating Adjustments	(7.757)	(6.676)	(5.123)	(6.553)	(7.476)

Total Retail Account Balances	86.200	81.088	75.033	90.593	103.784

Investment Management Segment - Instit.	25.225	23.305	23.948	33.722	21.643
Consolidating Adjustments	(1.434)	(1.211)	(0.924)	(1.183)	(1.248)

Total Account Balances	$109.991	$103.181	$98.057	$123.132	$124.179

	Jun 2002	Sep 2002	Dec 2002	Mar 2003	Jun 2003	Sep 2003	Dec 2003	Mar 2004	Jun 2004	Sep 2004	Dec 2004	Mar 2005
Deposits - For the Quarter
Lincoln Retirement - Fixed Annuities	$0.853	$1.091	$0.822	$0.776	$0.778	$0.778	$0.792	$0.817	$0.779	$0.783	$0.732	$0.740
Lincoln Retirement - Variable Annuities(1)	0.787	0.603	0.545	0.648	0.584	0.800	1.087	1.407	1.424	1.424	1.655	1.899
Life Insurance Segment - Life Insurance	0.577	0.484	0.636	0.486	0.526	0.586	0.661	0.501	0.507	0.548	0.686	0.512
Inv Mgmt - Annuities	0.601	0.756	0.806	0.488	0.528	0.573	0.562	0.753	0.668	0.600	0.737	0.735
Inv Mgmt - Mutual Funds	0.562	0.416	0.399	0.450	0.558	0.644	0.663	0.905	0.729	0.680	0.922	1.336
Inv Mgmt - Managed Acct. & Other	0.194	0.293	0.469	0.202	0.196	0.277	0.441	0.793	0.721	0.625	0.860	1.310
Consolidating Adjustments	(0.333)	(0.437)	(0.525)	(0.171)	(0.211)	(0.288)	(0.193)	(0.271)	(0.180)	(0.223)	(0.302)	(0.282)

Total Gross Retail Deposits	3.240	3.206	3.151	2.880	2.960	3.370	4.012	4.905	4.648	4.436	5.290	6.249

Investment Management Segment - Instit.	1.232	1.162	1.323	1.086	0.853	1.943	1.978	2.623	3.331	2.584	2.750	1.787
Consolidating Adjustments	(0.069)	(0.040)	(0.076)	(0.053)	(0.025)	(0.025)	(0.047)	(0.020)	(0.035)	(0.033)	(0.002)	(0.015)

Total Gross Deposits	$4.403	$4.328	$4.398	$3.913	$3.788	$5.288	$5.943	$7.509	$7.945	$6.988	$8.038	$8.021

Account Balances - End of Quarter
Lincoln Retirement - Fixed Annuities	$16.910	$17.650	$18.085	$18.537	$18.696	$18.868	$18.868	$18.930	$19.143	$19.317	$19.268	$19.084
Lincoln Retirement- Variable Annuities(1)	31.206	25.942	27.438	26.474	30.457	31.709	35.786	37.619	38.398	38.698	43.223	43.673
Lincoln Retirement - Life Insurance
Life Insurance Segment - Life Insurance	11.759	11.726	12.086	12.233	12.663	12.958	13.420	13.606	13.770	13.912	14.382	14.466
Inv Mgmt - Annuities	10.896	9.327	9.981	9.660	11.002	11.392	12.691	13.294	13.355	13.074	14.494	14.356
Inv Mgmt - Mutual Funds	11.036	10.072	10.296	10.241	11.356	11.615	12.614	13.199	12.971	12.234	13.251	13.478
Inv Mgmt - Managed Acct. & Other	1.847	1.820	2.270	2.292	2.737	3.037	3.768	4.366	5.051	5.374	6.642	7.638
Consolidating Adjustments	(6.000)	(4.940)	(5.123)	(4.891)	(5.628)	(5.792)	(6.553)	(6.881)	(6.829)	(7.216)	(7.476)	(7.758)

Total Retail Account Balances	77.654	71.597	75.033	74.546	81.283	83.787	90.593	94.133	95.860	95.393	103.784	104.936

Investment Management Segment - Instit.	24.963	22.143	23.948	23.526	27.360	29.085	33.722	36.216	38.268	18.396	21.643	22.551
Consolidating Adjustments	(1.045)	(0.866)	(0.924)	(0.933)	(1.049)	(1.044)	(1.183)	(1.176)	(1.168)	(1.140)	(1.248)	(1.166)

Total Account Balances	$101.573	$92.874	$98.057	$97.140	$107.595	$111.828	$123.132	$129.173	$132.961	$112.649	$124.179	$126.321

Total Domestic Net Flows

Unaudited [Billions of Dollars]

For the Year	2000	2001	2002	2003	2004
Lincoln Retirement(1)	$(2.874)	$0.105	$0.453	$1.007	$2.922
Life Insurance Segment	1.158	1.163	1.320	1.377	1.247
Investment Management Segment - Retail	(1.500)	(0.375)	0.806	1.271	3.136
Consolidating Adjustments	1.022	0.035	(0.082)	0.064	0.030

Total Retail Net Flows	(2.194)	0.927	2.496	3.719	7.335

Investment Management Segment - Institutional	(5.693)	(0.231)	2.106	2.478	7.178
Consolidating Adjustments	0.035	(0.015)	0.005	(0.002)	0.031

Total Net Flows	$(7.853)	$0.681	$4.608	$6.195	$14.545

For the Quarter	Jun 2002	Sep 2002	Dec 2002	Mar 2003	Jun 2003	Sep 2003	Dec 2003	Mar 2004	Jun 2004	Sep 2004	Dec 2004	Mar 2005
Lincoln Retirement(1)	$0.223	$0.068	$0.074	$0.095	$0.099	$0.277	$0.536	$0.712	$0.701	$0.716	$0.794	$0.776
Life Insurance Segment	0.385	0.297	0.402	0.296	0.324	0.355	0.402	0.248	0.291	0.300	0.408	0.260
Investment Management Segment - Retail	0.167	0.048	0.502	0.014	0.302	0.370	0.584	0.969	0.617	0.381	1.170	1.579
Consolidating Adjustments	(0.038)	0.133	(0.187)	0.162	(0.003)	(0.038)	(0.058)	(0.096)	0.060	(0.089)	0.154	(0.021)

Total Retail Net Flows	0.737	0.545	0.791	0.568	0.723	0.965	1.464	1.832	1.669	1.308	2.527	2.593

Investment Management Segment - Instit.	0.455	0.348	0.572	0.330	0.289	0.799	1.061	1.661	2.043	1.379	2.095	1.217
Consolidating Adjustments	(0.026)	0.008	0.001	(0.030)	0.009	0.035	(0.017)	0.038	(0.001)	(0.006)	0.000	0.040

Total Net Flows	$1.166	$0.901	$1.364	$0.868	$1.021	$1.799	$2.508	$3.530	$3.710	$2.682	$4.622	$3.851

(1)	Includes amounts attributable to Alliance program mutual fund net flows. Account values for the Alliance program are not included in the separate accounts reported on our balance sheet.
(2)	Amounts for the Investment Management segment exclude amounts reported as Assets Under Management - Insurance-related Assets.

This is a dated document. It may not be accurate after such date and LNC does not undertake to update or keep it accurate after such date.

3/31/2005	PAGE 33A

Consolidated Domestic Deposits/Account Balances (excluding Assets

Managed by Delaware’s London-based International Investment Unit)

Unaudited [Billions of Dollars]

								2000	2001	2002	2003	2004
Deposits - For the Year
Lincoln Retirement - Fixed Annuities								$2.074	$3.342	$3.672	$3.125	$3.110
Lincoln Retirement - Variable Annuities(1)								3.165	3.067	2.743	3.119	5.910
Lincoln Retirement - Life Insurance								0.014	0.012
Life Insurance Segment - Life Insurance								1.884	1.934	2.138	2.259	2.243
Inv Mgmt - Annuities								1.782	1.701	2.456	2.140	2.752
Inv Mgmt - Mutual Funds								2.577	1.523	1.829	2.315	3.235
Inv Mgmt - Managed Acct. & Other								0.525	0.469	1.115	1.116	2.999
Consolidating Adjustments								(0.765)	(0.608)	(1.576)	(0.864)	(0.975)

Total Gross Retail Deposits								11.256	11.439	12.376	13.210	19.274

Investment Management Segment - Instit.								1.924	1.943	3.709	3.320	6.637
Consolidating Adjustments								(0.152)	(0.207)	(0.232)	(0.150)	(0.089)

Total Gross Deposits								$13.029	$13.175	$15.854	$16.380	$25.822

Account Balances - End of Year
Lincoln Retirement - Fixed Annuities								$15.394	$16.491	$18.085	$18.868	$19.268
Lincoln Retirement - Variable Annuities(1)								39.427	34.638	27.438	35.786	43.223
Lincoln Retirement - Life Insurance								0.160	0.149
Life Insurance Segment - Life Insurance								10.847	11.377	12.086	13.420	14.382
Inv Mgmt - Annuities								13.527	11.835	9.688	12.368	14.494
Inv Mgmt - Mutual Funds								13.260	11.554	10.296	12.614	13.251
Inv Mgmt - Managed Acct. & Other								1.342	1.719	2.270	3.768	6.642
Consolidating Adjustments								(7.757)	(6.676)	(5.123)	(6.553)	(7.476)

Total Retail Account Balances								86.200	81.088	74.741	90.271	103.784

Investment Management Segment - Instit.								25.225	11.562	12.348	16.299	21.643
Consolidating Adjustments								(1.434)	(1.211)	(0.924)	(1.183)	(1.248)

Total Account Balances								$109.991	$91.439	$86.165	$105.387	$124.179

	Jun 2002	Sep 2002	Dec 2002	Mar 2003	Jun 2003	Sep 2003	Dec 2003	Mar 2004	Jun 2004	Sep 2004	Dec 2004	Mar 2005
Deposits - For the Quarter
Lincoln Retirement - Fixed Annuities	$0.853	$1.091	$0.822	$0.776	$0.778	$0.778	$0.792	$0.817	$0.779	$0.783	$0.732	$0.740
Lincoln Retirement - Variable Annuities(1)	0.787	0.603	0.545	0.648	0.584	0.800	1.087	1.407	1.424	1.424	1.655	1.899
Life Insurance Segment - Life Insurance	0.577	0.484	0.636	0.486	0.526	0.586	0.661	0.501	0.507	0.548	0.686	0.512
Inv Mgmt - Annuities	0.601	0.756	0.510	0.484	0.526	0.570	0.560	0.751	0.666	0.598	0.737	0.735
Inv Mgmt - Mutual Funds	0.562	0.416	0.399	0.450	0.558	0.644	0.663	0.905	0.729	0.680	0.922	1.336
Inv Mgmt - Managed Acct. & Other	0.194	0.293	0.469	0.202	0.196	0.277	0.441	0.793	0.721	0.625	0.860	1.310
Consolidating Adjustments	(0.333)	(0.437)	(0.525)	(0.171)	(0.211)	(0.288)	(0.193)	(0.271)	(0.180)	(0.223)	(0.302)	(0.282)

Total Gross Retail Deposits	3.240	3.206	2.856	2.875	2.958	3.367	4.010	4.903	4.646	4.435	5.290	6.249

Investment Management Segment - Instit.	0.863	0.866	0.994	0.892	0.466	1.088	0.874	1.206	1.372	1.309	2.750	1.787
Consolidating Adjustments	(0.069)	(0.040)	(0.076)	(0.053)	(0.025)	(0.025)	(0.047)	(0.020)	(0.035)	(0.033)	(0.002)	(0.015)

Total Gross Deposits	$4.034	$4.032	$3.773	$3.714	$3.400	$4.430	$4.837	$6.090	$5.983	$5.711	$8.038	$8.021

Account Balances - End of Quarter
Lincoln Retirement - Fixed Annuities	$16.910	$17.650	$18.085	$18.537	$18.696	$18.868	$18.868	$18.930	$19.143	$19.317	$19.268	$19.084
Lincoln Retirement - Variable Annuities(1)	31.206	25.942	27.438	26.474	30.457	31.709	35.786	37.619	38.398	38.698	43.223	43.673
Life Insurance Segment - Life Insurance	11.759	11.726	12.086	12.233	12.663	12.958	13.420	13.606	13.770	13.912	14.382	14.466
Inv Mgmt - Annuities	10.896	9.327	9.688	9.423	10.718	11.104	12.368	12.973	13.037	13.074	14.494	14.356
Inv Mgmt - Mutual Funds	11.036	10.072	10.296	10.241	11.356	11.615	12.614	13.199	12.971	12.234	13.251	13.478
Inv Mgmt - Managed Acct. & Other	1.847	1.820	2.270	2.292	2.737	3.037	3.768	4.366	5.051	5.374	6.642	7.638
Consolidating Adjustments	(6.000)	(4.940)	(5.123)	(4.891)	(5.628)	(5.792)	(6.553)	(6.881)	(6.829)	(7.216)	(7.476)	(7.758)

Total Retail Account Balances	77.654	71.597	74.741	74.309	80.999	83.499	90.271	93.812	95.542	95.393	103.784	104.936

Investment Management Segment - Instit.	12.072	11.126	12.348	12.571	13.943	14.660	16.299	17.215	17.414	18.396	21.643	22.551
Consolidating Adjustments	(1.045)	(0.866)	(0.924)	(0.933)	(1.049)	(1.044)	(1.183)	(1.176)	(1.168)	(1.140)	(1.248)	(1.166)

Total Account Balances	$88.681	$81.857	$86.165	$85.948	$93.894	$97.115	$105.387	$109.851	$111.789	$112.649	$124.179	$126.321

Total Domestic Net Flows (excluding Assets

Managed by Delaware’s London-based International Investment Unit)

For the Year								2000	2001	2002	2003	2004
Lincoln Retirement(1)								$(2.874)	$0.105	$0.453	$1.007	$2.922
Life Insurance Segment								1.158	1.163	1.320	1.377	1.247
Investment Management Segment - Retail								(1.500)	(0.375)	0.517	1.325	3.160
Consolidating Adjustments								1.022	0.035	(0.082)	0.064	0.030

Total Retail Net Flows								(2.194)	0.927	2.207	3.773	7.359

Investment Management Segment - Institutional								(5.120)	(0.925)	1.885	1.433	3.884
Consolidating Adjustments								0.035	(0.015)	0.005	(0.002)	0.031

Total Net Flows								$(7.280)	$(0.013)	$4.097	$5.203	$11.274

For the Quarter	Jun 2002	Sep 2002	Dec 2002	Mar 2003	Jun 2003	Sep 2003	Dec 2003	Mar 2004	Jun 2004	Sep 2004	Dec 2004	Mar 2005
Lincoln Retirement(1)	$0.223	$0.068	$0.074	$0.095	$0.099	$0.277	$0.536	$0.712	$0.701	$0.716	$0.794	$0.776
Life Insurance Segment	0.385	0.297	0.402	0.296	0.324	0.355	0.402	0.248	0.291	0.300	0.408	0.260
Investment Management Segment - Retail	0.167	0.048	0.213	0.048	0.304	0.375	0.598	0.980	0.624	0.386	1.170	1.579
Consolidating Adjustments	(0.038)	0.133	(0.187)	0.162	(0.003)	(0.038)	(0.058)	(0.096)	0.060	(0.089)	0.154	(0.021)

Total Retail Net Flows	0.737	0.545	0.502	0.602	0.725	0.970	1.478	1.843	1.676	1.313	2.527	2.593

Investment Management Segment - Instit.	0.328	0.337	0.673	0.562	(0.016)	0.430	0.457	0.560	0.379	0.850	2.095	1.217
Consolidating Adjustments	(0.026)	0.008	0.001	(0.030)	0.009	0.035	(0.017)	0.038	(0.001)	(0.006)	0.000	0.040

Total Net Flows	$1.039	$0.890	$1.176	$1.134	$0.718	$1.435	$1.918	$2.441	$2.054	$2.157	$4.622	$3.851

(1)	Includes amounts attributable to Alliance program mutual fund net flows. Account values for the Alliance program are not included in the separate accounts reported on our balance sheet.
(2)	This page presents the assets under management roll-forward without the Investment Management segment’s London-based international investment unit, which was sold in the third quarter of 2004 and resulted in the transfer of assets under management of
(3)	Amounts for the Investment Management segment exclude amounts reported as Assets Under Management - Insurance-related Assets.

This is a dated document. It may not be accurate after such date and LNC does not undertake to update or keep it accurate after such date.

3/31/2005	PAGE 34

Consolidated Investment Data - Assets Managed

Unaudited [Billions of Dollars]

For the Year Ended December 31	2000	2001	2002	2003	2004
Assets Managed by Source
LNC’s Investments and Cash
Fixed maturity securities - available for sale	$27.450	$28.346	$32.767	$32.769	$34.701
Equity securities - available for sale	0.550	0.470	0.337	0.199	0.161
Trading securities				3.120	3.237
Other investments	7.369	7.297	6.895	6.689	6.408

Total LNC Investments	35.369	36.113	40.000	42.778	44.507
Separate accounts	50.580	44.833	36.178	46.565	55.205
Cash and invested cash	1.927	3.095	1.691	1.711	1.662

Total LNC	87.876	84.042	77.869	91.054	101.374

Non-affiliate assets managed	41.861	38.421	38.052	49.587	42.966

Total Assets Managed	$129.737	$122.463	$115.921	$140.641	$144.340

Assets Managed by Advisor
Investment Management segment	53.355	48.412	46.495	62.794	56.029
(See page 28 for additional detail)
DLIA-Corp	35.686	38.119	41.104	43.024	43.980
(Assets managed internally-see page 28)
Lincoln (UK)	7.873	6.847	6.351	7.668	8.599
Policy Loans (within business units)	1.961	1.940	1.946	1.924	1.871
Non-LNC Affiliates	30.862	27.145	20.026	25.231	33.862

Total Assets Managed	$129.737	$122.463	$115.921	$140.641	$144.340

For the Quarter Ended	Jun 2002	Sep 2002	Dec 2002	Mar 2003	Jun 2003	Sep 2003	Dec 2003	Mar 2004	Jun 2004	Sep 2004	Dec 2004	Mar 2005
Assets Managed by Source
LNC’s Investments and Cash:
Fixed maturity securities - available for sale	$29.725	$32.037	$32.767	$33.887	$35.355	$35.384	$32.769	$33.667	$32.808	$34.223	$34.701	$34.225
Equity securities - available for sale	0.419	0.397	0.337	0.249	0.257	0.243	0.199	0.198	0.183	0.178	0.161	0.155
Trading securities							3.120	3.191	3.088	3.224	3.237	3.207
Other investments	7.016	6.928	6.895	6.872	6.980	6.796	6.689	6.446	6.284	6.302	6.408	6.396

Total LNC Investments	37.160	39.363	40.000	41.008	42.592	42.423	42.778	43.502	42.362	43.927	44.507	43.982
Separate accounts	40.580	34.069	36.178	34.775	39.943	41.283	46.565	48.558	49.344	49.658	55.205	55.387
Cash and invested cash	2.265	1.600	1.691	1.635	1.946	1.961	1.711	2.256	2.214	1.996	1.662	1.499

Total LNC	80.005	75.031	77.869	77.419	84.480	85.667	91.054	94.315	93.920	95.580	101.374	100.868

Non-affiliate assets managed	39.531	35.650	38.052	37.501	42.917	45.176	49.587	54.977	57.361	37.060	42.966	44.618

Total Assets Managed	$119.536	$110.682	$115.921	$114.920	$127.397	$130.844	$140.641	$149.292	$151.281	$132.640	$144.340	$145.487

Assets Managed by Advisor
Investment Management segment	$48.742	$43.362	$46.495	$45.718	$52.456	$55.129	$62.794	$67.075	$69.643	$49.076	$56.029	$58.022
(See page 28 for additional detail)
DLIA-Corp	38.476	40.416	41.104	42.130	43.857	42.984	43.024	44.006	42.528	44.047	43.980	44.210
(Assets managed internally-see page 28)
Lincoln (UK)	6.753	6.068	6.351	5.962	6.726	6.887	7.668	7.837	7.763	7.768	8.599	8.578
Policy Loans (within business units)	1.906	1.899	1.946	1.929	1.920	1.910	1.924	1.877	1.871	1.872	1.871	1.860
Non-LNC Affiliates	23.659	18.937	20.026	19.181	22.439	23.933	25.231	28.497	29.476	29.877	33.862	32.816

Total Assets Managed	$119.536	$110.682	$115.921	$114.920	$127.397	$130.844	$140.641	$149.292	$151.281	$132.640	$144.340	$145.487

This is a dated document. It may not be accurate after such date and LNC does not undertake to update or keep it accurate after such date.

3/31/2005	PAGE 34A

Consolidated Investment Data - Assets Managed (excluding Assets

Managed by Delaware’s London-based International Investment Unit)

Unaudited [Billions of Dollars]

For the Year Ended December 31	2000	2001	2002	2003	2004
Assets Managed by Source
LNC’s Investments and Cash
Fixed maturity securities - available for sale	$27.450	$28.346	$32.767	$32.769	$34.701
Equity securities - available for sale	0.550	0.470	0.337	0.199	0.161
Trading securities				3.120	3.237
Other investments	7.369	7.297	6.895	6.689	6.408

Total LNC Investments	35.369	36.113	40.000	42.778	44.507
Separate accounts	50.580	44.833	36.178	46.565	55.205
Cash and invested cash	1.927	3.095	1.691	1.711	1.662

Total LNC	87.876	84.042	77.869	91.054	101.374

Non-affiliate assets managed	29.891	26.679	26.159	31.842	42.966

Total Assets Managed	$117.767	$110.721	$104.028	$122.896	$144.340

Assets Managed by Advisor
Investment Management segment	$41.384	$36.670	$34.602	$45.049	$56.029
(See page 28A for additional detail)
DLIA-Corp	35.686	38.119	41.104	43.024	43.980
(Assets managed internally-see page 28A)
Lincoln (UK)	7.873	6.847	6.351	7.668	8.599
Policy Loans (within business units)	1.961	1.940	1.946	1.924	1.871
Non-LNC Affiliates	30.862	27.145	20.026	25.231	33.862

Total Assets Managed	$117.767	$110.721	$104.028	$122.896	$144.340

For the Quarter Ended	Jun 2002	Sep 2002	Dec 2002	Mar 2003	Jun 2003	Sep 2003	Dec 2003	Mar 2004	Jun 2004	Sep 2004	Dec 2004	Mar 2005
Assets Managed by Source
LNC’s Investments and Cash:
Fixed maturity securities - available for sale	$29.725	$32.037	$32.767	$33.887	$35.355	$35.384	$32.769	$33.667	$32.808	$34.223	$34.701	$34.225
Equity securities - available for sale	0.419	0.397	0.337	0.249	0.257	0.243	0.199	0.198	0.183	0.178	0.161	0.155
Trading securities							3.120	3.191	3.088	3.224	3.237	3.207
Other investments	7.016	6.928	6.895	6.872	6.980	6.796	6.689	6.446	6.284	6.302	6.408	6.396

Total LNC Investments	37.160	39.363	40.000	41.008	42.592	42.423	42.778	43.502	42.362	43.927	44.507	43.982
Separate accounts	40.580	34.069	36.178	34.775	39.943	41.283	46.565	48.558	49.344	49.658	55.205	55.387
Cash and invested cash	2.265	1.600	1.691	1.635	1.946	1.961	1.711	2.256	2.214	1.996	1.662	1.499

Total LNC	80.005	75.031	77.869	77.419	84.480	85.667	91.054	94.315	93.920	95.580	101.374	100.868

Non-affiliate assets managed	26.639	24.633	26.159	26.309	29.216	30.463	31.842	35.655	36.190	37.060	42.966	44.618

Total Assets Managed	$106.645	$99.665	$104.028	$103.728	$113.696	$116.131	$122.896	$129.970	$130.110	$132.641	$144.340	$145.487

Assets Managed by Advisor
Investment Management segment	$35.851	$32.345	$34.602	$34.527	$38.755	$40.416	$45.049	$47.753	$48.471	$49.076	$56.029	$58.022
(See page 28A for additional detail)
DLIA-Corp	38.476	40.416	41.104	42.130	43.857	42.984	43.024	44.006	42.528	44.047	43.980	44.210
(Assets managed internally-see page 28A)
Lincoln (UK)	6.753	6.068	6.351	5.962	6.726	6.887	7.668	7.837	7.763	7.768	8.599	8.578
Policy Loans (within business units)	1.906	1.899	1.946	1.929	1.920	1.910	1.924	1.877	1.871	1.872	1.871	1.860
Non-LNC Affiliates	23.659	18.937	20.025	19.181	22.439	23.933	25.231	28.497	29.476	29.878	33.862	32.816

Total Assets Managed	$106.645	$99.665	$104.028	$103.728	$113.696	$116.131	$122.896	$129.970	$130.110	$132.641	$144.340	$145.487

NOTE: This page presents the assets under management roll-forward without the Investment Management segment’s London-based international investment unit, which was sold in the third quarter of 2004 and resulted in the transfer of assets under management

This is a dated document. It may not be accurate after such date and LNC does not undertake to update or keep it accurate after such date.

3/31/2005	PAGE 35

Consolidated Investment Data

Unaudited [Millions of Dollars]

For the Year Ended December 31					2000	2001	2002	2003	2004
Net Investment Income
Fixed maturity AFS securities					$2,148.7	$2,121.0	$2,117.0	$2,113.2	$2,005.7
Equity AFS securities					19.5	17.6	15.4	12.3	10.9
Trading securities								46.5	193.5
Mortgage loans on real estate					373.8	374.5	356.8	338.3	350.1
Real estate					51.8	49.5	47.4	43.9	26.9
Policy loans					125.0	125.3	134.5	123.2	119.8
Invested cash					87.2	68.4	37.6	7.8	32.2
Other investments					66.8	69.4	16.3	48.8	55.3

Investment revenue					2,872.8	2,825.9	2,725.0	2,734.0	2,794.4
Investment expense					(88.7)	(117.1)	(93.1)	(95.4)	(90.3)

Net Investment Income					$2,784.1	$2,708.7	$2,631.9	$2,638.5	$2,704.1

Gross-up of Tax Exempt Income					7.8	7.2	7.5	7.7	7.7

Adjusted Net Investment Income					$2,791.9	$2,715.9	$2,639.4	$2,646.2	$2,711.8

Mean Invested Assets (Amortized Cost)					$37,471.3	$37,616.9	$38,828.5	$41,042.8	$43,216.4

Ratio of Adjusted Net Invest Income Over Mean Invested Assets					7.45%	7.22%	6.80%	6.45%	6.27%

Investment Gains (Losses)

Realized Gains (Losses) on Investments					$(17.5)	$(68.7)	$(177.2)	$(11.0)	$(30.0)
Gains(Losses) on Derivatives						(4.9)	0.8	(1.6)	(7.4)

Incr (Decr) in Unreal Gains on Sec Avail-for-Sale (after DAC/Tax)					477.7	183.7	557.6	39.8	29.8
Incr (Decr) on Derivatives						21.4	24.4	(6.3)	(8.1)

Securities Available-for-Sale
[Billions of Dollars]
Fixed Maturity Sec (Fair Value)					27.450	28.346	32.767	35.887	37.936
Fixed Maturity Sec (Amortized Cost)					27.373	27.956	31.103	33.743	35.692

Equity Securities (Fair Value)					0.550	0.470	0.337	0.201	0.163
Equity Securities (Amortized Cost)					0.458	0.444	0.334	0.176	0.148

% of Fixed Maturity Securities (Based on Fair Value)
Treasuries and AAA					22.1%	17.2%	20.1%	22.8%	23.5%
AA or better					29.2%	23.6%	25.8%	29.3%	29.9%
BB or less					6.7%	8.3%	6.6%	6.8%	7.0%

For the Quarter Ended	Mar 2003	Jun 2003	Sep 2003	Dec 2003	Mar 2004	Jun 2004	Sep 2004	Dec 2004	Mar 2005
Net Investment Income
Fixed maturity AFS securities	$542.3	$546.8	$536.6	$487.5	$493.0	$496.4	$501.5	$514.8	$505.1
Equity AFS securities	2.8	2.9	3.9	2.7	2.4	2.0	2.2	4.4	1.8
Trading securities				46.5	47.5	48.6	47.7	49.7	47.6
Mortgage loans on real estate	81.6	84.3	94.5	77.9	100.4	92.1	83.8	73.8	70.9
Real estate	10.7	10.0	10.0	13.2	7.6	5.9	8.0	5.4	4.3
Policy loans	30.9	30.6	30.9	30.8	29.2	29.6	29.7	31.3	29.6
Invested cash	4.5	(1.7)	3.2	1.7	3.5	5.2	5.6	17.9	12.7
Other investments	8.2	10.7	8.9	20.9	15.0	23.8	14.0	2.4	13.5

Investment revenue	681.0	683.5	688.2	681.3	698.6	703.6	692.4	699.8	685.6
Investment expense	(26.3)	(23.3)	(23.8)	(22.1)	(21.0)	(20.5)	(23.0)	(25.7)	(25.8)

Net Investment Income	$654.6	$660.2	$664.4	$659.2	$677.5	$683.1	$669.4	$674.1	$659.8

Gross-up of Tax Exempt Income	1.7	1.8	2.3	1.8	1.7	1.6	1.7	2.6	1.6

Adjusted Net Invest Income	$656.4	$662.0	$666.8	$661.0	$679.3	$684.8	$671.1	$676.6	$661.4

Mean Invested Assets (Amortized Cost)	$39,733.1	$40,342.2	$41,597.9	$41,999.1	$42,615.7	$42,987.4	$43,499.3	$43,763.4	$43,851.9
Ratio of Adjusted Net Invest Inc
Over Mean Invested Assets	6.61%	6.56%	6.41%	6.30%	6.38%	6.37%	6.17%	6.18%	6.03%
Investment Gains (Losses)
Realized Gains (Losses) on Investments	(58.2)	(1.1)	6.4	42.0	(7.9)	(11.6)	(14.5)	3.9	(6.0)
Gains (Losses) on Derivatives	(1.2)	(0.6)	5.9	(5.7)	(2.5)	(1.8)	(3.4)	0.3	1.4
Incr (Decr) in Unreal Gains on Sec Avail-for-Sale (after DAC/Tax)	(64.3)	245.9	(313.4)	(11.4)	244.9	(626.0)	368.1	42.8	(240.0)
Incr (Decr) on Derivatives	1.0	3.8	(5.6)	(1.1)	6.9	(10.5)	1.3	(5.8)	(6.3)
Available-for-Sale and Trading Securities
[Billions of Dollars]
Fixed Maturity Sec (Fair Value)	33.887	35.355	35.384	35.887	36.856	35.894	37.444	37.936	37.429
Fixed Maturity Sec (Amortized Cost)	31.905	32.257	32.896	33.743	34.031	34.648	35.256	35.692	35.849
Equity Securities (Fair Value)	0.249	0.257	0.243	0.201	0.200	0.185	0.180	0.163	0.157
Equity Securities (Amortized Cost)	0.241	0.244	0.223	0.176	0.171	0.162	0.156	0.148	0.145
% of Fixed Maturity Securities (Based on Fair Value)
Treasuries and AAA	20.1%	19.5%	20.4%	22.8%	23.4%	23.3%	23.6%	23.5%	24.4%
AA or better	25.7%	25.1%	26.4%	29.3%	29.6%	29.5%	29.7%	29.9%	32.2%
BB or less	6.6%	6.6%	6.9%	6.8%	6.9%	7.1%	6.9%	7.0%	6.2%

This is a dated document. It may not be accurate after such date and LNC does not undertake to update or keep it accurate after such date.

3/31/2005	PAGE 36

Common Stock / Debt Information

Unaudited [Dollars per Share, except Percentages]

For the Year Ended December 31		1994	1995	1996	1997	1998	1999	2000	2001	2002	2003	2004
Common Stock [1]

Highest Price		$22.188	$26.875	$28.500	$39.063	$49.438	$57.500	$56.375	$52.750	$53.650	$41.320	$50.380
Lowest Price		17.313	17.313	20.375	24.500	33.500	36.000	22.625	38.000	25.150	$24.730	40.060
Closing Price		17.500	26.875	26.250	39.063	40.907	40.000	47.313	48.570	31.580	$40.370	46.680

Dividend Payout Ratio [2]		51.0%	39.7%	38.2%	22.8%	43.9%	50.5%	38.3%	44.9%	273.5%	49.1%	37.0%
Yield [3]		4.9%	3.4%	3.7%	2.7%	2.7%	2.9%	2.6%	2.6%	4.2%	3.5%	3.1%

Preferred Stock Dividend (Millions)		$17.119	$8.644	$0.112	$0.106	$0.100	$0.089	$0.078	$0.071	$0.061	$0.057	$0.052

Debt: (End of Period)

Senior Debt Ratings
A.M. Best								a	a	a	a-	a-
Fitch		AA-	AA-	AA-	AA-	A+	A+	A+	A+	A	A	A
Moody’s		A1	A2	A2	A2	A2	A2	A3	A3	A3	A3	A3
Standard and Poors		A+	A	A	A	A-	A-	A-	A-	A-	A-	A-
Claims Paying Ratings:
Lincoln Life - A.M. Best		A+	A+	A+	A+	A	A	A	A	A+	A+	A+
Lincoln Life - Fitch		AAA	AA+	AA+	AA+	AA+	AA+	AA	AA	AA	AA	AA
Lincoln Life - Moody’s		Aa3	Aa3	Aa3	Aa3	Aa3	Aa3	Aa3	Aa3	Aa3	Aa3	Aa3
Lincoln Life - Standard & Poors		AA-	AA-	AA-	AA-	AA-	AA-	AA-	AA-	AA-	AA-	AA-
First Penn - A.M. Best*		A+	A+	A+	A+	A	A	A	A	A+	A+	A+
First Penn - Fitch					AA+	AA+	AA+	AA	AA	AA	AA	AA
First Penn - Moody’s					A1	A1	A1	A1	A1	A1	A1	A1
First Penn - Standard & Poors*		AA-	AA-	AA-	AA-	AA-	AA-	AA-	AA-	AA-	AA-	AA-
LLA of New York - A.M. Best*				A+	A+	A	A	A	A	A+	A+	A+
LLA of New York - Fitch*					AA+	AA+	AA+	AA	AA	AA	AA	AA
LLA of New York - Moody’s				A1	A1	A1	A1	A1	A1	A1	A1	A1
LLA of New York - Standard & Poors*				AA-	AA-	AA-	AA-	AA-	AA-	AA-	AA-	AA-

Ratios
Debt to Total Capitalization [4]		19.9%	22.8%	18.8%	17.0%	21.2%	23.2%	20.8%	21.3%	23.4%	20.7%	20.9%
Debt to Equity [4]		24.9%	29.5%	23.1%	20.5%	26.9%	30.3%	26.3%	27.0%	30.5%	26.1%	26.5%

For the Quarter Ended	Jun 2002	Sep 2002	Dec 2002	Mar 2003	Jun 2003	Sep 2003	Dec 2003	Mar 2004	Jun 2004	Sep 2004	Dec 2004	Mar 2005
Common Stock:
Highest Price	$52.540	$42.080	$35.950	$35.700	$37.500	$38.640	$41.320	$48.870	$50.380	$47.500	$48.700	$49.420
Lowest Price	40.750	29.120	25.150	24.730	27.870	34.630	35.410	40.060	43.260	41.900	40.790	44.360
Closing Price	42.000	30.550	31.580	28.000	35.630	35.380	40.370	47.320	47.250	47.000	46.680	45.140

Yield [3]	3.0%	4.2%	4.2%	4.8%	3.8%	3.8%	3.5%	3.0%	3.0%	3.0%	3.1%	3.2%

Preferred Stock Dividend (Millions)	$0.016	$0.015	$0.015	$0.015	$0.014	$0.016	$0.014	$0.013	$0.013	$0.013	$0.013	$0.012

Debt: (End of Period)

Senior Debt Ratings
A.M. Best	a	a	a	a	a	a	a-	a-	a-	a-	a-	a-
Fitch	A+	A	A	A	A	A	A	A	A	A	A	A
Moody’s	A3	A3	A3	A3	A3	A3	A3	A3	A3	A3	A3	A3
Standard and Poors	A-	A-	A-	A-	A-	A-	A-	A-	A-	A-	A-	A-
Claims Paying Ratings:
Lincoln Life - A.M. Best	A+	A+	A+	A+	A+	A+	A+	A+	A+	A+	A+	A+
Lincoln Life - Fitch	AA	AA	AA	AA	AA	AA	AA	AA	AA	AA	AA	AA
Lincoln Life - Moody’s	Aa3	Aa3	Aa3	Aa3	Aa3	Aa3	Aa3	Aa3	Aa3	Aa3	Aa3	Aa3
Lincoln Life - Standard & Poors	AA-	AA-	AA-	AA-	AA-	AA-	AA-	AA-	AA-	AA-	AA-	AA-
First Penn - A.M. Best*	A+	A+	A+	A+	A+	A+	A+	A+	A+	A+	A+	A+
First Penn - Fitch	AA	AA	AA	AA	AA	AA	AA	AA	AA	AA	AA	AA
First Penn - Moody’s	A1	A1	A1	A1	A1	A1	A1	A1	A1	A1	A1	A1
First Penn - Standard & Poors*	AA-	AA-	AA-	AA-	AA-	AA-	AA-	AA-	AA-	AA-	AA-	AA-
LLA of New York - A.M. Best*	A+	A+	A+	A+	A+	A+	A+	A+	A+	A+	A+	A+
LLA of New York - Fitch*	AA	AA	AA	AA	AA	AA	AA	AA	AA	AA	AA	AA
LLA of New York - Moody’s	A1	A1	A1	A1	A1	A1	A1	A1	A1	A1	A1	A1
LLA of New York - Standard & Poors*	AA-	AA-	AA-	AA-	AA-	AA-	AA-	AA-	AA-	AA-	AA-	AA-
Ratios
Debt to Total Capitalization [4]	22.5%	23.0%	23.4%	23.1%	22.3%	21.5%	20.7%	22.8%	22.6%	22.0%	20.9%	20.3%
Debt to Equity [4]	29.0%	29.9%	30.5%	30.0%	28.7%	27.5%	26.1%	29.5%	29.1%	28.1%	26.5%	25.5%

*	Rating based on affiliation with Lincoln Life
[1]	Stock prices include the 2-for-1split in June 1999
[2]	Indicated dividend divided by net income
[3]	Indicated dividend divided by the closing price
[4]	Equity used in calculation excludes accumulated other comprehensive income (loss). Junior subordinated debentures issued to affiliated trusts (hybrid securities) are considered 50% debt and 50% equity.

This is a dated document. It may not be accurate after such date and LNC does not undertake to update or keep it accurate after such date.